Prospectus Supplement (Sales Report) No. 11 dated March 22, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 551238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
551238	$30,000	$30,000	18.99%	1.00%	March 22, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 551238. Member loan 551238 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	OneBeacon Insurance Group	Debt-to-income ratio:	11.12%
Length of employment:	5 years	Location:	North Easton, MA

Home town:
Current & past employers:	OneBeacon Insurance Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > The purpose of this loan is to remove all of my high interest debt so my family and I can stop struggling.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	52
Revolving Credit Balance:	$10,403.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	The following is a list of accounts,balances, and APR's I am looking to consolidate: Citi Card>$8,782.37>30.00% Dell>$531.61>27.24% Sears>$351.10>25.24% Bill Me Later>$3,030.26>19.99% AMEX>$3,498.93>15.24% Santander Auto Loans>$5,704.97>9.00%
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Citi Card >$8,782.37>$277.92>30.00% Dell >$531.61>$16.00>27.24% Sears>$351.10>$10.00>25.24% Bill Me Later>$3,030.26>$39.00>19.99% AMEX >$3,498.93>$357.14>15.24% Santander Auto Loans >$5,704.97>$402.96>9.00%
Your credit report shows you're only $10,000 in debt. Why do you need to borrow 30,000?	Some of my debt is joint debt with my wife under her name. I have listed all of the debt I am looking to consolidate. Account Name>Balance>Payment>APRs Citi Card >$8,782.37>$277.92>30.00% Dell >$531.61>$16.00>27.24% Sears>$351.10>$10.00>25.24% Bill Me Later>$3,030.26>$39.00>19.99% AMEX >$3,498.93>$357.14>15.24% Santander Auto Loans >$5,704.97>$402.96>9.00%
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) With respect to the two debts with the lowest interest rates and especially the car loan, why would you pay off a 9% loan with an 18% loan? Off the top of my head, you are going from paying around $510 a year in interest to over $1100 per year in interest on that one loan? 4) What do you do for OnBeacon Insurance? 5) What is the household income? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	1.How much do you owe on your home? Mortgage + HELOCsa.Mortgage =$351,806.53b.HELOC =$42,682.17 2.How much is your home CURRENTLY worth? Use zillow.com for a free current estimate.a.Zestimate =$334,000, unfortunately purchased in high market 2005. 3.With respect to the two debts with the lowest interest rates and especially the car loan, why would you pay off a 9% loan with an 18% loan? Off the top of my head, you are going from paying around $510 a year in interest to over $1100 per year in interest on that one loan?a.Although it would appear backwards logic regarding annual interest rate fees, but the consolidation will increase monthly revenues to put monies towards other debts and essentially elimante all debt over the life of this loan. 4.What do you do for OnBeacon Insurance?a.I am the facility Manager of their 300,00 square foot US Corporate headquarters. I maintain and operate the facility. I also work with our Real Estate Team in transitioning the facility into a tenanted investmant property for the company. 5.What is the household income?a.Combined Annual Income = $182,000
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	My current income is $89,000, but my household income is $182,000 with my wife's salary.

Member Payment Dependent Notes Series 656425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
656425	$30,000	$30,000	16.02%	1.00%	March 21, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 656425. Member loan 656425 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Penn National Insurance	Debt-to-income ratio:	15.14%
Length of employment:	10+ years	Location:	Wadesboro, NC

Home town:
Current & past employers:	Penn National Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > Loan is to be used to consolidate the remaining debt on two bank credit lines and four high interest credit cards that became (all) mine after my divorce a year ago. This loan will consolidate my bils and lower my overall interest costs tremendously. I have already aggressively worked off a large amount of credit card debt before finding Lending Club. Goal is to be completely debt free by 2015 or 2016 at the latest.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,474.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, Could you - 1) list the balances and APRs you wish to refinance 2) give a time line of how long you plan to hold the loan for 3) explain what efforts you are taking to reduce accumulation of unsecured debt in the future Thanks	1). $8,773 @ 18.24%; $3,256 @ 27.56%; $5,780 @ 22.24%; $6,371@ 16.24%; $3,173 @ 15.24%; $2,173 @ 19.99%. 2). In less than two years, I will have no more child support to pay, so I will begin applying that large savings ($800/mo) towards the loan balance. This should shorten my term to 4 years (2015). 3). This loan will save me thousands in interest; I will destroy credit cards as I pay them off with this loan; and, I have been living very frugally in the meantime. Thank you for your inquiry.
I would like to help out wiht your loan. Please remember that it is everyday people helping you out and not some big bank that will just get bailed out when you default. Help us help you :) hope your loan goes great and everything works out for the best!	I'm sorry but I can only see the last two sentences of your question- system glitch I suppose. I gather though that you were asking me why I did not answer the previous question? But I'm not sure, so please re-submit, thanks. As far as me defaulting, I have never done so on any loan in my 48 years. I have very rarely even been late with ANY kind of bill payment, and those were due to the Post Office losing my payments. The only risk of default is if I were to lose my job, which after 16 years with my current financially solid employer seems very unlikely. Thank you and again, please resubmit the first part of your question.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3..Are you the sole wage earner? Thanks.	I answered this two days ago, and didn't know the answer had vanished for some reason. I only check the site every other day as I'm very busy on the road till late most days. Okay, here it goes again. (These figures do not reflect my $4,500 gross annual bonus, btw). My net monthly income, after Blue Cross helath; life insurance; taxes; company car expenses ($125.mo); and child support (800/mo auto-drafted to my wife) comes out, is $2,682. From that comes alimony (mortgage for the house she now owns) $798/mo; groceries appx. $400/mo (I eat out very little); rent of small home from friend $375; utlities average $150/mo (free water & septic); and finally credit card and bank credit line debt $805/mo. That leaves me with $154/mo, not counting the $250/mo net pay from my bonus each year. I have a nice reserve nest egg in the bank as well. I have no medication expenses, as I'm very healthy and don't smoke or drink or party or even date. No gym right now- I excercise at home. No other expenses that I can think of; I'm 49, divorced, and trying hard to get completely out of debt right now. This loan will not add to my debt, it is replacing a lot of high-interest debt, and paying it off 5 times faster. Also, as I mentioned below, the $800/mo child support will come off in 1 & 1/2 years. That will then go towards my debt as well. Thanks and I hope that covers things.
Hi there, I'm interested in funding your loan but would first like to know how this fits into your monthly budget. Please list your monthly expenses as well as your net take home pay (i.e. rent, utilities, student loans, credit cards, childcare, auto, cell phone, etc.). Thanks in advance for your answers.	Please see my answer to desk8149.

Member Payment Dependent Notes Series 670337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
670337	$10,975	$10,975	10.37%	1.00%	March 21, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 670337. Member loan 670337 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	V Capital	Debt-to-income ratio:	20.48%
Length of employment:	< 1 year	Location:	Springdale, UT

Home town:
Current & past employers:	V Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I have additional income of about $30,000 per year from an apartment building I own and also commissions and consulting fees each year.

A credit bureau reported the following information about this borrower member on February 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,167.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 671578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
671578	$22,250	$22,250	11.11%	1.00%	March 22, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 671578. Member loan 671578 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Conway Auto	Debt-to-income ratio:	6.14%
Length of employment:	10+ years	Location:	Spring Grove , MN

Home town:
Current & past employers:	Conway Auto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Installing new roof, replacing widows and flooring. currently employed for 11 years.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,153.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I, and many other Lending Club lenders too, am confused; help me understand your Loan category SMALL BUSINESS; loan Title Joel "Home Improvement". Is new roof, flooring, window upgrades project improving PERSONAL home that you actually live in? Or is project improving home that you RENT, or LEASE, to tenants? Or is project improving duplex apartment/home where both situations apply? FYI: IF in fact NOT an EXISTING Small Business, then relist loan in Category Home Improvment and avoid paying additional 1 pct to 2 pct loan origination fee that Lending Club Management charges Small Business borrowers for Management's added expenses incurred in verifying Small Business owners reported incomes via IRS. Lender 505570 U S Marien Corps Retired	I operate a small business out of my attatched garage. I rebuild power tool batteries for half the price of new and i give them a six month warranty. My office needs a new floor and the house needs windows. The home and garage needs a new roof also witch the garage is yoused for the business.

Member Payment Dependent Notes Series 672169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
672169	$12,800	$12,800	17.14%	1.00%	March 21, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 672169. Member loan 672169 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Bridgestone	Debt-to-income ratio:	10.92%
Length of employment:	2 years	Location:	Dublin, OH

Home town:
Current & past employers:	Bridgestone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Consolidating some high interest credit cards.

A credit bureau reported the following information about this borrower member on February 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,541.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	Credit Card #1 has a blance of about $5500 @16% paying minimum monthly payments of $125...this card is already closed...I just need to pay it off....Credit Card #2 has a balance of $2500 @ 26%!!! paying minimum monthly payments of $60 and i'm in the process of closing this account...Credit Card #3 has a blance of $7300 @ 8.4%...paying minimum monthly payments of $125....this card will not get completely paid off but will get balance low....This is the only card I plan on keeping open because of the low interest rate I have with it. I maxed out my credit cards a few years ago when I lost my job and am now looking to get these paid off and debt free. Any other questions feel free to ask...Thanks
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)?	Rent $400...I paid my vehicle off...Approx $200 in utilities...$50 phone...approx $100 for food.

Member Payment Dependent Notes Series 673321

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
673321	$12,000	$12,000	7.29%	1.00%	March 21, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 673321. Member loan 673321 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	WNY DDSO	Debt-to-income ratio:	16.32%
Length of employment:	9 years	Location:	West Seneca, NY

Home town:
Current & past employers:	WNY DDSO
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	21
Revolving Credit Balance:	$13,703.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your delinquency 21 months ago. Thank you.	Type your answer here.Dear member, I,m not sure what debt was delinquent, because it was from almost 2 years ago, but it was either due to a mortgage refinancing we had underway, or possibly a bill that was mailed late. I hope this helps.
Hi. What specific debt will you consolidate with this loan? And can you comment on the delinquency 21 months ago? Thank you.	Type your answer here I am simply trying to consolidate 3 credit cards. Once I've done that, I am closing those accounts and disposing of the cards.
What is WNY DDSO and what do you do there?	Type your answer here.The WNY DDSO is an abbreviation for the Western New York Developmental Disabilities Services Office. I am a NY State employee. I work in a group home, and it is my job to assist individuals with developmental disabilities and individuals who are mentally retarded. It is a very high calling.

Member Payment Dependent Notes Series 675643

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
675643	$12,000	$12,000	10.37%	1.00%	March 21, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 675643. Member loan 675643 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.33%
Length of employment:	9 years	Location:	Denver, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > On a road trip with my twin sons, I had to put some emergency vehicle repairs on a high-interest credit card. I've also had some other high-interest one-time expenses accrue on high-interest credit. I want to consolidate that debt to a more reasonable and manageable rate.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	48
Revolving Credit Balance:	$9,978.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please can you specify the balance and interest rate for each credit card you will be paying off with this loan?	The two primary accounts of concern are: just under $3,000 at 22.99%; and just over $6,000 at 18.24%. Additionally I have one card with a smaller balance, but that has an extraordinary rate: just under $1,000 at 29.99%.
Could you please explain what caused your last delinquency?	Several months ago I made a payment a day early to a card which was credited as a second payment in one month. 30-some days later, having therefore "skipped" a month, I went to make a normal payment and found "late" charges, which were reversed with a simple phone call. Otherwise I haven't missed any payments in the last 10 years or more.
Can you please indicate the source of your income as there is not an employer lister. thank you.	I am self employed as a graphic designer, and have independently operated this business (an LLC) since 2002.

Member Payment Dependent Notes Series 677072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
677072	$34,000	$34,000	17.14%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 677072. Member loan 677072 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	Partner's Healthcare (BWPO and NWH)	Debt-to-income ratio:	16.67%
Length of employment:	10+ years	Location:	Brighton, MA

Home town:
Current & past employers:	Partner's Healthcare (BWPO and NWH)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > This is your opportunity to fund a loan to a reliable payer. I have no delinquencies and 100% on time payments. This loan will enable me to consolidate revolving credit cards, improve my credit score, and refinance my mortgage at the current low interest rates. Borrower added on 03/13/11 > Oops! I meant to say "I know you WILL be pleased with your decision to fund my loan request" in response to one of the questions. Borrower added on 03/15/11 > One week to go, and I'd like to thank everyone who has funded my loan request so far. Borrower added on 03/16/11 > I wanted to take a moment to reflect on how lucky we all are here when one of our biggest concerns is "return on investment" or "paying of credit cards". My thoughts are with all the people of Japan at this trying time for them. Borrower added on 03/18/11 > It's Friday afternoon and I'd like to wish everyone a happy and safe weekend. Thank you all for your confidence in my loan request. This will work out well for you. Borrower added on 03/21/11 > So grateful to all of you who have committed your funds to my loan request. I want you to feel confident about your investment in me. Please ask questions if you are considering funding this loan but are on the fence. I know you won't be disappointed in your decision to fund this loan.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,845.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month 4) What do you do for Partners Healthcare? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Hello. Thank you so much for your question. I owe $319,000 on my home. It is currently worth $290,000. My total revolving debt is $24,300 on 5 cards with average interest rate 15%. My current debt to income ration is 26%. I am a physician. I hope this helps you with your decision. My payment history is 100% on all debts. This loan will simplify my payments, improve my credit score and, with saved money, enable me to refinance to a fixed mortgage. Thank you again!
HI, A couple follow up questions. 1) Is $18,000 per month a revenue figure for your practice or is that your monthly salary? 2) I asked for your debts to be listed individually to see which loans are below the interest rate of this loan. since your average is below the rate of this loan, I can tell you that you will be spending more in interest for the majority of your debt by taking out this loan. In my experience with borrowers, they either don't realize that it will cost them more or they say they just want to write one check per month to payoff all their debt. In most cases, they are paying up to a $1000 more per year just so they can write one check per month, personally, I'd write 1000 checks per month if it meant saving $1000. 3) If your debt totals $24,300, where is the extra $10k going? are you doing a "cash in" refinance? 4) Are you planning on taking the full 5 years to pay this off? If not, how soon do you anticipate paying it off? 1 year? 2 years, 3 years? 4 years? Thanks. Sincerely, -LL Herndon, VA	Sure thing. You make some good points. 1) Firstly, $18,000 is monthly gross salary. 2) Yes I understand that this loan is at a higher interest rate than the average credit cards I'm paying off. However, it will move revolving debt into closed debt and overall will improve my credit score enough to be able to get a better rate on refinancing my home. I am also locking in a rate now because I believe that interest rates will soon be rising, so now is the time to do this. 3) I am using the loan plus saved funds to refinance credit cards and pay down my mortgage to allow me to refinance into a fixed rate mortgage as rates will eventually rise. 4) I may pay off the loan a bit earlier but will probably hold it for at least 3 years.
Hi, Very interested in funding this loan. I am out West but have heard of Partners, it has an excellent reputation (albeit an odd name and hard for me to figure out who the partners are?) Anyway, just two questions Can you tell us what your specialty is? Do you see ANY reason you might not be there with the next 2 years? Personal/professional/whatever Thanks so much and looking forward to funding you	Hi! Thank you for showing interest. Partners comprises many health care facilities but the first two were Massachusetts General Hospital and Brigham and Women's Hospital. I'd prefer not to say my specialty as it would be possible to identify me from the total information I have submitted. I have no plans to move from my current job position but the future is always hard to predict, and if I did move it would be because I had a competitive job offer. I know you will not be pleased with your decision to fund my loan request.
Hi again, Thanks for the info so far. Your loan is funding very slowly. You're at 15% after nearly half the allotted time; I don't think it will fund completely at current rate of progress. if you can provide more info about your employment (where you studied, your specialty) it might help. I understand your concerns re: privacy but any traditional lender would ask for far more info before lending much smaller amounts. They'd be wearing suits and wouldn't be lending their own money. Thanks for whatever you can provide.	Hi again! Giving personal identifying information is not recommended by LendingClub so I regret that I cannot provide that to you. I have heard that the funding picks up towards the end, so the loan may still fund in full. However, if it does not, I will reapply for a smaller amount at a lower interest rate (perhaps the better way for me to go). This current loan request is perhaps a rare opportunity for you to get a high return from a reliable borrower, but only you can decide how much you wish to fund. Best regards.
As a fellow physician, I know where you're coming from! Though I will help fund your loan, I am quite sure it will not fund nearly enough to make it worth your while [as opposed to applying for a lower amount after this doesn't fund]. When you make the next listing [at a lower amount] please identify it as "Refi MGH MD" or somthing else that will let me recognize you, because I do want to be part of funding the loan you eventually get! [MD/JD/MBA]	Hi. Thank you for your support. I have spoken to lending club who say that if it doesn't fund entirely I can still take the loan amount funded with a new agreement (presumably at a lower rate for the lower amount) so it may not be necessary for me to relist. However, if I do I will identify it as you suggest - that's a great idea!
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	Here is a breakdown. This loan will allow me to reorganize and prioritize my payments in a way that I have been advised will benefit my long term credit score and debt situation. Thank you for your interest in funding my loan request. I know that lenders are risking their hard earned money on these loans and that defaults are the main reason their investments here underperform. So I think the most important thing is the borrower's payment history. I have no delinquencies and a perfect payment history. In fact, it is my commitment to paying off my debts that has brought me to lending club so that I can reorganize them in a way that will lead to them being paid off sooner. HFC $6,775- @ 18% $113- WFF $4,778- @ 16.5% $108- Discover $414- @ 14.9% $15- BOA $6,838- @ 11.24% $129- Chase $2,323- @ 10% $27- RFCU $3,150- % 9.9% $74- The other 10,000 will go to pay towards a mortgage refinance as I indicated earlier.

Member Payment Dependent Notes Series 678881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
678881	$18,225	$18,225	11.11%	1.00%	March 17, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 678881. Member loan 678881 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	James G. Gibson, DDS	Debt-to-income ratio:	20.50%
Length of employment:	10+ years	Location:	martinsburg, WV

Home town:
Current & past employers:	James G. Gibson, DDS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > I am interested in this loan because I am tired of looking at old debt accumulated by my exhusband and during my period of being a struggling single mom. I am recently remarried and my life and that of my daughter has become so much better. I am able to pay this debt off now. What a liberating feeling!! The Lending Club has given me an option that not even my bank of 15 years could do. I love knowing that in 5 years (or less) I can be completely done with this dark cloud. Thank You!

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,455.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($15 - $16K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. 1. I am a licensed dental hygienist. I have worked with the same family practice for 12 years. I work 4 days a week. 2. The income reported per month is my income only. My spouse and I share all home and living expenses. The loan I have requested is for my personal debt accumulated before I was married. 3. I plan on repaying the loan in 4-5 years. 4. I would like to have the fully funded loan amount due to fact that the amount requested would consolidate all my debt. However, I would take a partial loan and apply the money to debt I have that needs to be addressed first. I hope I answered all your questions. Please let me know if you have any others.
Hello, glad things are going for the better in your life and that of your daughter! One question I have: What is it that you do for a living?	Type your answer here. I am a registered dental hygienist. I have worked in the same practice for 12 years. My office is a general dental office. We start seeing patients at age 3. My oldest patent just turned 98. I consider my patients and coworkers to be my extended family. I can't imagine doing anything else. Thanks for asking!
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. I am a dental hygienist. I have worked in the same practice for 12 years. I plan on paying off 3 credit cards that have a combined balance of about $15,000 and I would use any remainder to pay down the $3000 I owe on my line of credit on my bank account. I am currently paying about $750.00 a month in payments. I have very good credit so my APRs are actually quite low. I would like to have this loan to consolidate all my debt so I only have to make 1 monthly payment instead of 4. The amount I pay each month right now is quite a squeeze. I would like to see all my debt in one place and be able to see it disappearing each month.

Member Payment Dependent Notes Series 680238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
680238	$12,000	$12,000	7.66%	1.00%	March 18, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 680238. Member loan 680238 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sullivan ARC	Debt-to-income ratio:	13.31%
Length of employment:	3 years	Location:	Hurleyille, NY

Home town:
Current & past employers:	Sullivan ARC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,993.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Debt consolidation mainly of my credit cards.
What is the current interest rate and amounts owed on the debt you wish to consolidate?	Current rates are about 13.99% on each card with close to the total that I am asking for spread between 4 cards.

Member Payment Dependent Notes Series 681152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
681152	$14,000	$14,000	11.11%	1.00%	March 17, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 681152. Member loan 681152 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Ryan LLC	Debt-to-income ratio:	15.93%
Length of employment:	2 years	Location:	Carrollton, TX

Home town:
Current & past employers:	Ryan LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I have a very stable job and I've been here for over 2 years. I'm also a very dependable borrower. I've had two cars in the past 7 years and both have now been paid off in full. I have never had a late payment on any credit card, mortgage, or any other bill. Borrower added on 03/10/11 > As a follow up, though I've been at Ryan LLC for a little over 2 years, I was with US Homes Systems prior to this job for over 4 years and then decided to move on. I've been in this career field for about 13 years. Additionaly, the title of this house will be under my name.

A credit bureau reported the following information about this borrower member on February 22, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,545.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 682280

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682280	$35,000	$35,000	16.40%	1.00%	March 17, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682280. Member loan 682280 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Williams Residential	Debt-to-income ratio:	8.64%
Length of employment:	2 years	Location:	Royersford, PA

Home town:
Current & past employers:	Williams Residential
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > This is a special request for a loan, for my only daughter's wedding. I have been a widow for the past 18 years by my own choice working and raising my daughter. My moral code of ethics along with my re-payment of debt history should speak for itself. I have in my monthly budget to afford the payments of this loan after I have met all my expenses. I am fortunate with my history of employment along with my salary, bonuses and annuity provide me the stability of my credit worthiness. My moral values and work ethics have a proven track record. I am asking for some help, for her special day. I would so much appreciate your consideration. We both would like to thank everyone.

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,438.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Williams Residential?	I am a Property Manager for one of their many luxury communities in their portfolio. This new construction offers 216 luxury garden style apartment homes. I am responsible for the community as a complete business unit to acheive operational and financial results. Full operations at property level. Train, supervise and mentor team to uphold company policies for leasing, marketing, accounting, property appearance and resident customer service. Previous Property Manager for their sister Company Ram Partners LLC. I have experience with two new construction lease ups that have resulted in many prestigious property awards.

Member Payment Dependent Notes Series 682940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
682940	$4,800	$4,800	16.77%	1.00%	March 17, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 682940. Member loan 682940 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Capitol Manufactoring	Debt-to-income ratio:	3.51%
Length of employment:	3 years	Location:	Crowley, LA

Home town:
Current & past employers:	Capitol Manufactoring
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,103.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 684661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
684661	$35,000	$35,000	19.74%	1.00%	March 17, 2011	March 10, 2016	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 684661. Member loan 684661 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	TEI Biosciences	Debt-to-income ratio:	11.02%
Length of employment:	4 years	Location:	Satsuma, AL

Home town:
Current & past employers:	TEI Biosciences
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	43	Months Since Last Delinquency:	12
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You are asking to pay off credit cards. We see no balance please list cards and intreast amounts? What is the value of yor home by Zillo or appraisal? How much do you owe 1st, 2nd and any home eq. ? Thanks	Amex my dad co sign for me. My company changed reimbursement policy so I have an outstanding balance until I get reimbursed. The amount is 20,000. I also am going to pay off my car. My house is appraised at 215,000. I owe 180,000.00 only one mortgage.

Member Payment Dependent Notes Series 685078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685078	$18,000	$18,000	10.74%	1.00%	March 17, 2011	March 10, 2014	March 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685078. Member loan 685078 was requested on February 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,229 / month
Current employer:	Uncle Julio's	Debt-to-income ratio:	5.72%
Length of employment:	10+ years	Location:	ATLANTA, GA

Home town:
Current & past employers:	Uncle Julio's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,629.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 685951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685951	$35,000	$35,000	17.88%	1.00%	March 22, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685951. Member loan 685951 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Moss Adams LLP	Debt-to-income ratio:	7.41%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Moss Adams LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I plan on getting married this August didn't realize the cost of this event would be so expensive. Your consideration is greatly appreciated. Feel free to contact me if you have any questions. Borrower added on 03/07/11 > I'm currently working at a cpa firm. I have worked here for 5 years so i have an excellent employment history. I am a responsible person and paying off this loan is one of my top priorties. I've calculated that after i pay all my bills which includes this loan payment, i will still have about $2,000 to live off. If you are looking for a good investment, you should consider funding my loan. Borrower added on 03/08/11 > Additionally, a question was asked about my credit card debt. I currently have $11,000 of credit card debt. The rest of the loan would be used towards the wedding for this August. I know the current terms seems a bit high at a interest rate of 17.88% but it's definately a better alternative to the credit card rates I would have to pay if i took a cash advance. Also, it gives me a piece of mind that i would know that the most i would have to pay is a set amount every month with the option of prepaying more if i wanted to. I currently have a salary of $85K of which i get a net paycheck of $4,400 a month. So my cashflow is still good even with this loan. As I said before, I am responsible person and would pay on time. I am not sure why my interest rate is so high because I have a credit score just above 700. My disadvantage is your gain. Trust me, I am a worthy candidate and will deliver.

A credit bureau reported the following information about this borrower member on February 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	61
Revolving Credit Balance:	$10,954.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Great questions, didn't realize this feature was available. Per your request, see the link attached...https://www.readyforzero.com/wiz-link-verify
Thank you for your prompt reply. In order for us to see the verified report at Ready For Zero, you need to log into your accout there, click on Account Settings at the top of the page, then click on Public Snapshot on the left hand side of the page, and copy the URL that appears in orange characters in about the middle of the page. That way we can see the verified report, but we will not have access to any of your personal information. I should have explained all the steps!	I do not see that setting on the website. I only see "customer support" and save and log out. I contacted the customer support and it said it will take about 12 hours to respond. I will respond with that information as soon as its available.
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	Below is the public snapshot from Ready For Zero: https://www.readyforzero.com/snapshot/2f2c42ee98c14c32 The Amex min payment is $15 but i usually pay this off in full every month around the 15th. The BofA min payments are $30 dollars and $15 dollars. I usually use just one of these cards but I had to get my car serviced at Mercedes Benz recently and they did a full tune up job for $1,600. The Citigroup card is a balance i had transferred from one of the BofA cards in January at 0% interest rate for 1 year. The minimum payments are $100. I do not have any other outstanding debt. I do not expect to suddenly come into a great sum of money in the near future, Realistic, I would like to pay this loan off between 4-5 years. I hope I've answered your questions.

Member Payment Dependent Notes Series 686168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686168	$12,000	$12,000	13.43%	1.00%	March 21, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686168. Member loan 686168 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	BNP Paribas	Debt-to-income ratio:	18.83%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	BNP Paribas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > In early 2008 I was on my way to paying down debt rapidly, then I was laid off (YIKES) but I was able to think creatively, keep on top of things & protect my credit score. Back at work (after close to a year on unemployment) and trying to get rid of that 28% APR they've reapplied to my credit card. This loan would help my personal financial recovery - and hopefully all of ours! Thanks

A credit bureau reported the following information about this borrower member on February 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$5,291.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please detail what debts you are paying off and their APRs? Also, what do you do for a living? Thanks	I have a credit card debt with CitiBank. The APR is 28.99%. I had entered into an agreement with them a little over a year ago whereby they had lowered it to 6%. I kept my payments up to date for the year of the agreement in the hopes that they would renew it. They opted not to renew it giving only the response that I was no longer eligible. I am now an Executive Assistant in a large French bank. As I am highly organized as well as detailed AND speak French and Spanish fluently, I anticipate maintaining my job as prior to the economic crash, I had held positions for up to 7 years as I advanced in my career as Exec Asst to C-level managers. Hope this is helpful and thanks for considering "lending" me a hand!

Member Payment Dependent Notes Series 686772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686772	$16,000	$16,000	14.17%	1.00%	March 18, 2011	March 13, 2014	March 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686772. Member loan 686772 was requested on February 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.76%
Length of employment:	3 years	Location:	ballwin, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/27/11 > This is my second loan with lending club and investors have been happy as I make all of my payments right on time. I am making a purchase of St Louis Rams Personal Seat Licenses for my family at this time and is a large purchase that I need to spread over a few years and don't want to put it on my charge card which is at an outrageous 24.99%. Thanks for investing in my loan and pray for my pitiful home team Rams as they hopefully get things turned around.

A credit bureau reported the following information about this borrower member on February 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,225.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) $143,000 2) $188,000
Self entered Borrower Profile shows $25,000 Gross Income Per M-O-N-TH or $300,000 Gross Income Per Y-E-A-R (THREE HUNDRED THOUSAND DOLLARS PER Y-E-A-R.); but you need to borrow $16,000 to buy professional football seat licenses? What are lenders missing in this equation? Is this a typo?	Gross income is before business expenses are taken out----net income is around $9000 per month.....sorry for the confusion.
Will your income of $25k/month be verified by Lending Club?	Should be verified just as the previous loan was --- nothing has changed since then---that was 9 months ago.
Hello. What do you do for a living? What are the sources of your $124K revolving debt, and what steps have you been taking to pay this off and reduce your debt/spending? What is the loan number of your current loan? Thanks.	not sure where you are coming up with your numbers but $111,000 is on a home equity loan at 3% interest and should have that paid off within 7 years.

Member Payment Dependent Notes Series 686923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
686923	$16,000	$16,000	12.68%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 686923. Member loan 686923 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Merrill Corporation	Debt-to-income ratio:	15.05%
Length of employment:	7 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Merrill Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,754.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, for each debt you have please list the amount owed, interest rate, and amount you pay each month. Also, indicate which debts will and which debts will not be paid using this loan.	$7,500 @ 17%pay any where for $200-$300 a month $7,421.63 @ 19% pay anywhere from $250-$400 a month
How will you use this loan?	To pay off my 2 credit card debts
What other major monthly expenses do you have? rent, car loan, student loan, medical bills, etc.? Thanks.	The only other major expense I have is rent.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	1) $4400 2) $1800 rent, utilities $60, phone $130, cable and internet $180, food $400. 3) yes

Member Payment Dependent Notes Series 687338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687338	$4,500	$4,500	10.00%	1.00%	March 17, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687338. Member loan 687338 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	arb inc	Debt-to-income ratio:	7.02%
Length of employment:	4 years	Location:	lake elsinore, CA

Home town:
Current & past employers:	arb inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > i have a credit card with 0% apr for the first year and the one year is about to expire. they will charge me all of the back interest if its not paid off soon. i have good credit and a good job. i am looking for an alternative to credit cards. any one? Borrower added on 03/11/11 > i have a 0% apr credit card for the first year. the year is about to expire at witch point they will charge me back interest for the whole time. i will pay off the card with this loan. i have a 700 plus credit score i own my own home and i have a good job in oil refineries and power plants. i am in the laborers union local # 507 in long beach CA.

A credit bureau reported the following information about this borrower member on February 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,034.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 687999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687999	$19,125	$19,125	20.85%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687999. Member loan 687999 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,960 / month
Current employer:	Comins Lumber Sales	Debt-to-income ratio:	21.46%
Length of employment:	9 years	Location:	comins, MI

Home town:
Current & past employers:	Comins Lumber Sales
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > The loan we are applying for will be applied to start a new salvage food and bulk spice grocery business. With the recent economic downturn people are looking for ways to stretch dollars and pinch pennies. Northern MI has been gravely affected. We believe this business will not only be successful, but it will be a benefit to the community. Salvage truckloads typically have 1200, more or less, banana boxes of food. The cost of each box ranges anywhere from $11 to $15 depending on value of merchandise. The markup we would be placing on the product would be at least two to three our cost. We have been in close contact with a business, just like the one we will be starting, and they use on average 1.5 loads per month. They are in a county near us that is less populated, so we feel that 1.5 loads per month would be a minimum. Other than product our expenses are building and utilities. We will be renting the building at $650 per month with option to buy in three years. I have been at my current job for almost nine years. For income and insurance purposes I will be working for at least one more year. My wife will manage the store. She has over three years experience as a business manager.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,380.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you use funds for? What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st, 2nd and any home eq.? Thanks	We are starting a Salvage food and bulk spices business, and need a financial boost to get it off the ground. I haven't recently had an appraisal on my home.(3 acre, 3 bedroom home) So I'm unsure what the market value is. I am in a L.C. and I owe 65K. Thank you for your interest, and feel free to ask any questions. -Sam
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 65K on my home, and I'm buying it on a L.C. There are no LOC or other mortgages. I haven't had a recent appraisal, and I couldn't find anything on zillow for my home here in Northern MI. But with the recent downturn in the home market I don't think I have very much, if any equity. Thank you for your interest, and I'm happy to answer any other questions you may have. -Sam
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	I sent in all my employment information on Friday, 3/11/11. Thank you for your interest. -Sam
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I sent (faxed) all my most recent (one month) pay stubs to L.C. on Friday 3/11/11. Thank you

Member Payment Dependent Notes Series 689215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689215	$8,000	$8,000	16.02%	1.00%	March 21, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689215. Member loan 689215 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Hospice Care of South Carolina	Debt-to-income ratio:	4.57%
Length of employment:	1 year	Location:	Aiken, SC

Home town:
Current & past employers:	Hospice Care of South Carolina
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	52
Revolving Credit Balance:	$7,381.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, A few questions: 1. You write "legal" as title and "debt consolidation" as purpose. Would you please explain the loan purpose better? Is it to pay off a legal fee or settlement? 2. Starting with your gross income per month , can you tell us what is NET income (e.g. after tax and 401K etc) and then list your major expenses so that we are comfortable that you can pay this loan off? It should include your rent, other payments on debt, credit cards, etc. 3. Please list all debts (including mortgage and credit card), interest rates, amount outstanding, and the amount you pay monthly. 4. What is the inquiry in last 6 month regarding? I look forward to helping you out. Thx!	"Legal" is just a quick name for the objective of the loan. This is meant to consolodate my debt so that I can one day complete my law degree. Expenses: Credit Card Balance: apprx $ 5,500 Rent, Cell Phone and Utilities: apprx $1000 Monthly Net: $2,500

Member Payment Dependent Notes Series 689287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689287	$7,200	$7,200	7.66%	1.00%	March 22, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689287. Member loan 689287 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.26%
Length of employment:	n/a	Location:	Savoy, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > This money will be used for a low-risk quick investment, and is planed to be paid off within 2~3 months. Usually, I could save 1000~1200 dollars each month out of my assistantship in the university, so paying off the money is not a problem to me. I just need some cash at this moment. Any question is welcome. Thanks for your time and consideration. : )

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,640.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 689542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689542	$4,000	$4,000	21.22%	1.00%	March 17, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689542. Member loan 689542 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Shetler Security Services	Debt-to-income ratio:	2.00%
Length of employment:	2 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Shetler Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	19
Revolving Credit Balance:	$469.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 689555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689555	$16,000	$16,000	11.11%	1.00%	March 17, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689555. Member loan 689555 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Great Falls Public Schools	Debt-to-income ratio:	12.54%
Length of employment:	8 years	Location:	Great Falls, MT

Home town:
Current & past employers:	Great Falls Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,771.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Teacher, Welcome to Lending Club. I'm interested helping to finance your loan. My THREE questions are: ONE: Is spouse, other (fiancee, partner) income included in the reported Gross $ Income Per Month? If not included what is household's Gross $ Income Month? Or Gross $ Income Year? FYI: Borrower submitting application is income establishing the loan initial eligibility. Lending Club does NOT allow optional loan cosigners; only actual borrower of record income qualifies; determines if after loan funded, promissory note is issued; but another's optional income may be relied upon to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) The amount of gross income listed is my household amount-my husband and myself. My contract for this school year is for $50,000. My husband will earn approximately $32,000 this year. 2) We are planning on paying this in 5 years. 3) I would take a partial loan.
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	1) special education teacher-this is my 9th year 2) $180,000 no 2nds 3) 193,500 4) We have $400 left at the end of the month after gas and groceries. This loan would reduce our monthly costs by $150 giving us a little more for things that come up. 5) 5 years 6) a line of credit, some medical bills 7) The largest part of our debt is medical bills from a cesarean section and tonsilectomy. We are not planning either of these again.
What is being consolidated? (ex. creditcard1 - $5000 @ 15%) What other major monthly expenses do you have? mortgage, car loan, student loan, etc.? Your credit report shows a revolving credit balance of about $6700. Why request $16000?	The $6700 is a line of credit with a higher interest rate. We have a recent $1800 dentist bill and owe a family member money for paying off medical bills this summer from a cesarean section and my sons tonsilectomy.

Member Payment Dependent Notes Series 689768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
689768	$14,500	$14,500	7.29%	1.00%	March 18, 2011	March 18, 2014	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 689768. Member loan 689768 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	mold base industries, inc.	Debt-to-income ratio:	26.47%
Length of employment:	10+ years	Location:	Harrisburg, PA

Home town:
Current & past employers:	mold base industries, inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,113.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I will be paying off some bills.
Could you elaborate on "some bills". As a potential lender we like to see where our money will be going to. Thanks.	We will be trying to eliminate our credit card balances.
What is the current interest rate and amounts owed on all the cc's you are consolidating?	12.24%, 10.9%, and 9.99%
What is mold base industries, inc. and what do you do there?	Mold Base Industries is a manufacturer of plastic injection mold bases. I am an estimator.

Member Payment Dependent Notes Series 690036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690036	$30,000	$30,000	17.88%	1.00%	March 17, 2011	March 16, 2016	March 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690036. Member loan 690036 was requested on March 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,917 / month
Current employer:	Barclays Capital	Debt-to-income ratio:	6.78%
Length of employment:	1 year	Location:	FLORENCE, NJ

Home town:
Current & past employers:	Barclays Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$7,956.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Member_880371 , I would like to fund your loan. You list the need for this loan as personal -- can you please expand on the need for this loan ? Also, can you explain the large number of open credit lines ? This adds you into a high risk category. Thank you.	This loan is needed for home improvement. The large number of open credit lines are mostly related to department store credits, leveraging their discount promotions. However, even though with the large number of open credit lines, and on the top of the mortgage, you won't find any late payments or default.

Member Payment Dependent Notes Series 690070

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690070	$7,200	$7,200	6.92%	1.00%	March 22, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690070. Member loan 690070 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Spectrum Comm Inc	Debt-to-income ratio:	6.71%
Length of employment:	1 year	Location:	Newport News, VA

Home town:
Current & past employers:	Spectrum Comm Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > To pay off last high credit card account and get credit card account under control

A credit bureau reported the following information about this borrower member on March 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	21
Revolving Credit Balance:	$4,723.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 690855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690855	$8,700	$8,700	6.92%	1.00%	March 21, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690855. Member loan 690855 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,521 / month
Current employer:	Cabot	Debt-to-income ratio:	9.40%
Length of employment:	5 years	Location:	Pepperell, MA

Home town:
Current & past employers:	Cabot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,656.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I plan for using these funds to assist in paying for my wedding.

Member Payment Dependent Notes Series 690871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690871	$30,000	$30,000	17.51%	1.00%	March 17, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690871. Member loan 690871 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,788 / month
Current employer:	U.S. Federal Government	Debt-to-income ratio:	4.89%
Length of employment:	4 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	U.S. Federal Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I'm employed as an ART (Air Reserve Technician) training C-5 Clight Crew Members. Currently as GS-10 Step 4 (with a 25% retention incentive) plus and E-7 in the USAFR. My total personal gross income is $93,461 with a combine household gross income of $151,000. My position is very stable.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	57
Revolving Credit Balance:	$8,987.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Employer U S Gov't: If active duty military, current Rank? Pay Grade? ETS? OR If Civil Service, current GS/WG Pay Grade? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. If Debt Consolidation, CC REFI, Medical Expense, more advantageous to accept a 80, or 90 percent ($24K - $27K) fixed interest, term limited, partial loan to pay off the higher APR interest debts. After 6-months on time payments made, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid on MAJORITY of your more APR expensive debts; partial loan an alternative, but financially favorable, option.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Answer One: I am an ART (Air Reserve Technician). I am a GS-10 Step 4 (with an incentive bonus) and also an E-7 in the USAFR. My gross income in 2010 for the GS-10 position was $72172 and for the USAFR position was $21289. Answer Two: My spouse is also a federal employee. Our total household gross income was $151000. Answer Three: Anticipating 3-4 years to service the loan, but sooner payoff, if possible. Answer Four. I would not accept a loan for less than $25K.
Specifically, what are the loan proceeds to be used for?	The loan combined with my personal savings is for an investment in a friend's company. He will be setting pads for new natural gas wells through Texas and Oklahoma.
How quickly will you be able to pay off this loan? Do you have any experience investing in your friends company previously? If business fails or doesn't produce any income will you still be able to pay off this loan? Also, will help you if you can verify your income with Lendingclub.	Thanks for the question. I anticipate paying off the loan in 3-4 years on the premise that I will not the income from the business proposition's success to be able to afford the payments. My current fulltime position is funded through 2016. I would be glad to verify my income through Lendingclub.
As a fellow USAF member. I would highly reccomend your friend apply for the loan and not you asking just for a "personal'. hence why you are not making the current amount from investors	Thank you for your recomendation.

Member Payment Dependent Notes Series 690981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
690981	$35,000	$35,000	18.62%	1.00%	March 17, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 690981. Member loan 690981 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Sussex Emergency Associates	Debt-to-income ratio:	11.56%
Length of employment:	6 years	Location:	Camden, DE

Home town:
Current & past employers:	Sussex Emergency Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > Thank You!! Borrower added on 03/08/11 > With the money I am requesting from the lending club, I am planning to put a pool and Spa in my back yard for my family to enjoy. Because of long hours at work and less than frequent vacations it would be nice to have a place to relax. This is going to be a surprise for our kids and hopefully a funfilled summer. I would like to thank everbody for investing in our dreams. If there are any questions or concerns please feel free to ask and I will do my best to answer.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,228.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position (BRIEF job description) with employer? TWO: Is spouse, other (fiancee, partner) income included in your reported Gross Income Per Month? If not included, what is the household's Gross $ Income Monthly? Or Gross $ Income Yearly? FYI: Person submitting application is income established borrower's initial eligibility. You may rely another's incomes to help repay loans; but Lending Club does not allow optional cosigner's income to help secure promissory notes issued for personal loans funded. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically anticapte to service loan (an active status) before loan is paid off: Full term: 5-yrs? Or shorter term: (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if loan is 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 percent loans, APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quickens when the loan nears it's expiration. Best option is FLEXIBLITY because AON (All-OR-NONE) borrower demands are rarely successful. advantageous to accept a 80, or 90 percent ($28K - $32K) fixed interest, term limited, partial loan because after 6-months on time payments, automatically eligible to relist loan's unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. My current job is as a Physician Assistant in the local emergency room. I have been with the same company for almost 6 years. I also work for a local Urgent Care walk-in clinic also as a Physician Assistant. 2. My spouse is a stay at home mom. She has no income to contribute. The reported gross income is for myself. This year on my taxes I cleared just over 200,000 for the year. I can provide taxes or pay stubs if needed. 3. Ideally I would like to have the loan payed off before the full term of fie years but more than likely will need a better part 4-5 years to repay loan 4. Because of the project we are trying to complete I would prefer the 100% but if it makes or brakes the deal I would be willing to accept a 90% (32K) but could not go any lower. I appreciate the honesty.
What is your position at SEA?	I work as a Physician Assistant in a buisy emergency department.
Hi. Thanks for posting your loan. Given the large amount you are borrowing, it would be great if you verified your loan with the Lending Club (w-2, pay-stubs, etc) Thanks in advance for the information.	I will get those to the lending club ASAP.
Hello, is the $16667 mo income yours alone or is this total household income? Thank you! A bit of info if I may: $35k loan is hard to fully fund, if I was you I would go thru the full approval process and income verification early (with Lending Club), to give myself a better chance of getting funded fully.	This is my income only. My Wife is a stay at home mom.
Could you provide some details about the 2 inquiries in the last 6 months?	We purchased a new car right around then. I would have to assume that is where the 2 inquires came from.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	We have a first and second Mortgage totalling approx. 550K
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Well the area we are in took a pretty hard hit as with most places. According to Zillow.com, my home is approx worth 500k give or take. We are approx 50K upside down. I looked into taking out a home equity loan to complete our project but obviously did not have enough equity. We are putting some of our own cash towards the project but could really use this money to complete it. We have the option of doing it in stages but would really like to just get it done. This is my first time dealing with the Lending Club so it is a little stressfull waiting to see if your going to get the funds. We greatly appreciate anthing you can loan us. Thank you for the question.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Income was verified along time ago Thank you

Member Payment Dependent Notes Series 691241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691241	$4,500	$4,500	13.43%	1.00%	March 22, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691241. Member loan 691241 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	O'Reilly Auto Parts	Debt-to-income ratio:	16.75%
Length of employment:	5 years	Location:	Crossett, AR

Home town:
Current & past employers:	O'Reilly Auto Parts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > Hi, I am a college senior about to graduate in less than two months. Before I got married I ran up some CC debt while a freshman in college. I paid minimums for a while and let it run up. I will use this loan to knock out my highest balance cards. Then with the money I save on interest I will pay back this loan. My Citi card is at 29.99%. I have good credit though, no lates ever, and will have this loan paid back early. I just want to be financially on my feet before graduation hits. Thanks in advance. This is my first loan here, and hopefully I will be a lender soon. Borrower added on 03/20/11 > It was asked in a question so I decided I would post for all to know. I am graduating in May with a BA in Business Administration, majored in Computer Information Systems. I currently have two job offerings. one at a local hospital, one at a local paper mill. I also make more money than what I listed doing side jobs of PC Repair and network installations. My wife's income was also not listed and she makes about the same as me. Thanks for the funding so far! Borrower added on 03/21/11 > Also. I have worked the same job since high school for 6 years. started out as the low guy on the totem pole, now I'm #2 as an Assistant Manager. -This was asked, I thought it was relevant.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,353.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What are you majoring in and what do your job prospects look like? Art	Computer Information Systems. Have two offers, one at a hospital, another at a paper mill. I am leaning toward the hospital. I currently make more than what I listed with side jobs and network installations. I will probably double up on my payments for this loan. I also am married and did not include my wife's income, which is roughly the same as mine.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not own a home. I live in a rental house provided by my parents. Hopefully I get this cc debt wiped clean and will be on my way to owning a home next year or late this year. I own 2 cars that are both paid for by me. Thanks.

Member Payment Dependent Notes Series 691395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691395	$24,000	$24,000	17.51%	1.00%	March 17, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691395. Member loan 691395 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	19.61%
Length of employment:	5 years	Location:	Redlands, CA

Home town:
Current & past employers:	Progressive Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I plan to use this loan in order to pay off four major credit cards that i have which will save me approximately $200/mth. I have never been late on my credit card payments so I am confident that I will be able to abide by the terms of this loan. I work as an insurance adjuster and have been there five years so I do have a steady flow of income also. Thank you for considering investing in my loan. Borrower added on 03/08/11 > I have made a public snapshot available of the four credit cards on at readyforzero.com. Here is the link for access to view https://www.readyforzero.com/snapshot/a5814c3a13864c86

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,455.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Citi Card $6406 owed , minimum $228/mth Chase Card $5648 owed, minimum $171/mth United Mileage Card $6340 owed, minimum $243/mth American Express $4934 owed, minimum $154/mth ----------------------------------------------------------------------------- Total $23,328 --------------------- payments $796/mth
Can you explain the difference beteen the amount requested and your credit balance of just over $16,000? Thank You	The total of my four credit cards is not $16,000 it is just over $23,000...please see the breakdown below: Citi Card $6406 owed , minimum $228/mth Chase Card $5648 owed, minimum $171/mth United Mileage Card $6340 owed, minimum $243/mth American Express $4934 owed, minimum $154/mth ----------------------------------------------------------------------------- Total $23,328 --------------------- payments $796/mth
What are the interest rates for the four credit cards you plan to pay off with this loan? Thank you. IBEW 595 retired.	Citi Card-- 29.99% Chase Card- 27.24% United Mileage Card-- 12.00% American Express-- 27.24% --------------------------------------- Avg APR % = 24.12%
I'm sorry I was not clear with my question. Your revolving credit balance, as reported by the credt bureau shows a balance of $16,455. Perhaps some of the credit cards you listed are in other folks names. I'm just trying to understand the discrepancy. Thank You	The united mileage card may be listed as a Chase Credit card. Otherwise the information I provided is correct.
FYI $16,455.00 is only the revolving credit balance reported to, and by, Transunion. Not all credit cards and/or debts, are reported to each and every one of the major three credit bureaus. You may want to display all of the credit card debts using the free tool at https://www.readyforzero.com/snapshot where you can create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. There are also other useful financial tools for reducing debt, at the RFZ site.	Thank you for the information. I have now included the link in my profile.
why pay 18% rather than 12% your UAL milage debt?	I figure that the average of all my cards will be lower APR and my payments will be $200 lower a month so overall its a better decision.

Member Payment Dependent Notes Series 691731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
691731	$18,000	$18,000	16.40%	1.00%	March 17, 2011	March 17, 2016	March 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 691731. Member loan 691731 was requested on March 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	AMS Rehab	Debt-to-income ratio:	20.22%
Length of employment:	8 years	Location:	Kettering, OH

Home town:
Current & past employers:	AMS Rehab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/03/11 > I have had a loan with Lending Club for over 6 months that I have paid on time every month. I am attempting to get this loan just to be able to pay the other one off and have a slightly lower monthly payment.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,004.00	Public Records On File:	1
Revolving Line Utilization:	39.00%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the interest rate on your current note? Principal balance? What was the stated purpose of that loan? What was the money used for?	My current loan interest rate is 14.96%, the payoff balance is $16,000. I am requesting $18,000 on this loan to pay the fees. That loan was only for 3 years. The reason for the first loan was to consolidate high interest credit cards. That is what I used the money for, and was able to pay off all of my credit debt. I am currently attempting to lower the payment, that is the reason for this new loan,.
So, what is the revolving credit balance of $15,004 shown on your credit report?	I recently had to replace my furnace and air conditioner unit. That was financed through the company I purchased it from. I believe it was considered a credit card. I also have a discover card that I continue to use to continue to increase my credit score. I am currently having no difficulty paying my bills, I never pay anything late. I would just like to get this loan payment lowered.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. The total amount of my mortgage is about $142k. I do not have any HELOC on the property. 2. It is currently valued at approximately $120k. The value has recently decreased significantly, as a lot of people have experienced lately. I recently refinanced my mortgage at an amazingly low rate. Thank you for your consideration.
Why refinance a 14.96% loan with a higher rate loan?	I realize that I am getting a higher rate with this one...however, I would like to lower the payment. The other loan was for 3 years vs 5 years for this one. That is the only reason.
What is the Loan ID # for your other Lending Club loan. After being listed for 8 days the reason you are only 28% funded is because it seems like you are hiding that information.	I have no reason to hide that information...I never even thought to put it in my description, The other loan ID is 513696. It was for $20,000 over 5 years. The payment is almost $700 a month, which I have paid with no problem. I am just trying to lower it, to make things a little easier. Thank you for the question and your consideration.
I would like to help out wiht your loan. Please remember that it is everyday people helping you out and not some big bank that will just get bailed out when you default. Help us help you :) hope your loan goes great and everything works out for the best!	Thank you so much...I really do appreciate your input. As I have stated...I have not had any problems paying any of my bills. I am simply trying to lower the payment on my existing Lending Club loan that I am paying off with this one!
amazing no one asked this yet -- please explain delinquency and public record informaton.	I had to file bankruptcy in 2002. I was separated from my husband 1 month prior to the birth of my child. I ended up having to have a C-section, so was off work for 12 weeks. Due to all of those circumstances, I filed chapter 7 bankruptcy that was discharged in August of 2002. Since that time, I have not had any problems paying any of my bills. Thank you for your consideration

Member Payment Dependent Notes Series 692144

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692144	$28,000	$28,000	16.77%	1.00%	March 17, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692144. Member loan 692144 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Mortgage Master, Inc.	Debt-to-income ratio:	7.40%
Length of employment:	3 years	Location:	Holliston, MA

Home town:
Current & past employers:	Mortgage Master, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mortgage Master, Inc. and what do you do there? Will you remain at that job after you start your business?	I'm a Senior Mortgage Consultant. I've been in the industry 14 years. We specialize in providing residential mortgages for 1-4 family homes. YTD earnings for 2011 are $51,300 and I would be more than glad to furnish a paystub upon request. I will be remaining at my job after I start the business until a time where it makes sound financial sense to give my new business as much time as necessary to make it a huge success. I've had numerous entrepreneurial successes in the past.
Please provide a detailed loan description. If your loan is not fully funded, will you accept partial funding of 60% or more?	I'll be using the loan funds to build inventory for my product launch.I anticipate shipping to retailers no later than 6/1/2011. I'm not new to the Gift/Toy business. I have successfully invented and marketed a dozen products in the last twenty-five years that have sold in thousands of stores both here and abroad. I have a network of reps/distributors already in place. Gross Margin will be in the range of 65-70%.
If your loan is not fully funded, will you accept partial funding of 60% or more?	If my loan isn't fully funded I will accept partial funding of 60% or more.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	Lending Club has my permission to verify my income. As previously stated, my YTD 2011 income is $51,000. I'll send a copy of my most recent paystub as soon as Lending Club requests it. My credit report should show no late payments of any kind. I'm in the mortgage industry and I know all about the importance of having good FICO scores. Maintaining excellent credit has always been a top priority of mine.
Your loan is currently one of approximately 285 competing for investor funding and you now have 11 days to raise $25.2K. Please be proactive, as suggested, in obtaining income verification and Credit Review Status approval from Lending Club if you want your loan to fund more quickly and fully. Some investors will not commit funds to a loan until this is done.	I'll be calling the Lending Club first thing tomorrow morning to make sure they have the appropriate information necessary to verify my income and to approve my credit history. I emphatically agree that being proactive is necessary to obtain funding. I plan on being proactive throughout this process.
If you don't mind, I have some brief questions for you regarding your loan. What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	My PITI for my primary residence is $2,500/mo. I have no mortgage on my second home, but the taxes and insurance are $600/mo. The remaining monthly debt obligations that would appear on my credit report would be $550/mo. My gross monthly income averages $18,000/mo. My net income is approx. 70% of that figure or $12,600. My liquid assets average about $7,500/mo. My income to debt ratio everything inclusive is 14/20. It is actually lower than that based on my YTD 2011 income of $51,000. I will be paying back the Lending Club loan myself. I will pay back the loan at a time when it makes strong financial sense to do so.
Glad to see your income has been verified. As soon as you've gotten Lending Club to approve your Credit Review Status, I'll commit funds to your loan.	Hiroshige, Thank You for committing funds for my loan. I'm looking forward to being fully funded in the very near future. Thanks again for your support.

Member Payment Dependent Notes Series 692205

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692205	$30,000	$30,000	16.77%	1.00%	March 18, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692205. Member loan 692205 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Processes Unlimited	Debt-to-income ratio:	7.10%
Length of employment:	10+ years	Location:	Bakersfield, CA

Home town:
Current & past employers:	Processes Unlimited
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/23/11 > This is to pay off a pool loan I have with a different lender.

A credit bureau reported the following information about this borrower member on February 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,412.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower, I am very interested in financing your loan. However can you answer these questions: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (7) Can you verify your income with lending club? I want to fund your loan but verifying your income is important. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Thanks	I provided Lending club with pay stubs and 2010 tax forms
For EACH debt you plan to pay off with this LC loan, please provide the Lender [eg, chase], the Amount [eg, $5,500], IMPORTANTLY THE RATE [eg, 9.99%], and the Min Mo Payment [e.g., $75]. PLEASE DO NOT OMIT THE RATE. PLEASE ONLY LIST THE ONES YOU PLAN TO PAY OFF WITH THIS LOAN. Thanks.	The only thing I'm paying is a pool loan with RoundPoint Mortgage Servicing
What is the balance and the interest rate on your pool loan? thanks!	The balance of the pool loan is $32,000. I will pay the balance cash. The interest rate is 7.99%. The sole reason for taking this loan is to remove my ex wife from the loan. The bank will not do it. She is removed from the mortgage as well as the deed.
I will be happy to invest and help you out. Please keep in mind that it is everyday people that are helping you and not a big bank that will just be bailed out with a corrupt system. Help us help you and please do not default. Cheers and goodluck with your loan!	I have not skipped a payment on anything in over 30 years. The credit report from Lending club came out with a 809 score.
If you would be so kind, could you answer the remaining six questions: 1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. More advantageous to accept a 85, 90, 95 percent partially funded loan because after making 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? (6) Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure)	1. Network Specialist, 10 years of employment at the same company. 2. I'm single 3. At least 3 years. 4. I will not accept if partial. I can get a better rate by re-applying for a lower amount. 5. and 6. I own the home. Have a lending Club representative contact me for more details.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	The Title is in my name mortgage balance is $269,000 Last appraisal was done last summer and it was valued at $254,000.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Net income is $5000.00 per month Mortgage: $2026 Communication + entertainment: $300 Credit Cards: $450 Auto insurance: $120 Home Equity, which this loan will cover: $285.00 Food + household + landscape: $700 No Dependants, no spouse, no car payment.

Member Payment Dependent Notes Series 692332

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692332	$28,000	$28,000	18.99%	1.00%	March 18, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692332. Member loan 692332 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	ADAMS AUTO BODY	Debt-to-income ratio:	15.55%
Length of employment:	8 years	Location:	MCHENRY, IL

Home town:
Current & past employers:	ADAMS AUTO BODY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > We plan to use these funds to purchase a bass boat for tournament and family fishing, and to pay off a credit card. We have a vehicle that will be payed off in May, so between that and the credit card payment, this loan will not have any effect on our current cash flow. I have been employed with the same company in a salaried position for the past 8 years.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	28
Revolving Credit Balance:	$9,726.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Just had a few of questions regarding your loan application: - What is your monthly budget (net wages, mortgage payment, vehicle payment, other recurring payments, living expenses, etc.)? - What is the current balance of your mortgage, and what is the approximate value of your home (you can use Zillow.com for an estimate of the value if you haven't had a recent appraisal)? - Are you also planning on using this loan to payoff the revolving credit balance of ~$9,700? You mention a credit card payment in the loan description. Thanks and best of luck with your loan.	Hi! Our monthly income is about $7500, we currently have about $1200/month in cc payments, $1200/mo mrtg, $353/mo car (which will be paid off in May), $400/mo utilities/phone, $600/mo groceries, $800/mo gas. We would be paying off the $9700 cc and closing the account with this loan. Trying to get rid of the credit cards and live without them :) If we win some fishing tournaments, we'll get some more stuff paid off too! Our mortagage balance is about $130,000 and the value of our home would be about $150,000. Thanks for participating!
Hi, Me again - Just wanted to let you know that I will add my funding to your loan. Best of luck with your new boat and your ongoing debt reduction. Also, assuming your credit card has no annual fee, you may want to payoff the $9,700 credit card and then cut up the card (but leave it open; just not using it). It will help your credit report to have open accounts that have available credit. This way you can live without credit cards while improving your credit score at the same time.	Oh, OK, I thought it was best to not have them on the credit report at all. Thanks for the advice!
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I have, not sure why it still shows "under review".

Member Payment Dependent Notes Series 692496

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692496	$4,000	$4,000	17.88%	1.00%	March 21, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692496. Member loan 692496 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	ny-ny hotel and casino	Debt-to-income ratio:	2.48%
Length of employment:	3 years	Location:	las vegas, NV

Home town:
Current & past employers:	ny-ny hotel and casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > send my bill Borrower added on 03/04/11 > you monthy budget Borrower added on 03/04/11 > i buy the spa Borrower added on 03/04/11 > i buy the viking spa Borrower added on 03/04/11 > i buy the viking spa.i make tha month 2,000.i pay my bill in time.300.i work full time Borrower added on 03/07/11 > send my bill

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2008	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	13
Revolving Credit Balance:	$830.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 692526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692526	$18,000	$18,000	17.51%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692526. Member loan 692526 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,727 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	6.64%
Length of employment:	6 years	Location:	Lancaster, CA

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	8
Revolving Credit Balance:	$9,599.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Approximately 160k. No HELOC Market approximately 180k. Upgrades done is 2008 which will improve market price. Have lived in home over 20 years.
Please explain the 1 delinquency approximately 8-months ago.	Not sure what delinquency you are referring to?
what do you do at lockheed martin? how quickly do you anticipate paying off this loan? What is the interest rate of the medical loan you have incurred?	I work as an Administrative Representative (not a Secretary). There is no interest rate on the medical bills, but this will pay them office and will have more income monthly. The 5 years was to give me flexibility but plan on paying more than the mimimum amount each month to pay the loan off sooner.
Is the medical condition ongoing or is it done?	done

Member Payment Dependent Notes Series 692755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692755	$35,000	$35,000	18.99%	1.00%	March 21, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692755. Member loan 692755 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,486 / month
Current employer:	Buckeye Partners	Debt-to-income ratio:	13.27%
Length of employment:	7 years	Location:	Lima, OH

Home town:
Current & past employers:	Buckeye Partners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/04/11 > The purpose of this Debt Consolidation Loan is to consolidate my higher interest credit cards and lines of credit into one manageable debt to have it paid off in preparation for my retirement. With a loan from The Lending Club, the forecast is clear as to when the debt could actually be paid off. My previous loan of 3k from The Lending Club has allowed me to pay off a higher interest credit card, and pay back the loan without racking up huge finance charges that is associated with credit cards. My first loan (#463044) for $3,000 at 11.83% was borrowed and approved in December of 2009, and will be paid in full in March of 2011. I’m making a request to borrow 35k to rid myself once and finally of all credit card and lines of credit debt that is associated with impossible interest rates. All requested income verification and other necessary documentation have been sent to The Lending Club. The steps being taken to get spending in line with my income is getting a lower interest rate to pay off debt faster, paying more towards my principal on my mortgage, more hours at work, and my pay increase in March and July 2011. My monthly commitments are: (Mortgage: $1584, Utilities: $170, Truck Lease: $502, Insurance: $200). My balances on my proposed pay-off debts are: (Wells Fargo: $6,427.70 at an interest rate of 23.99%), (Wells Fargo: $7078.70 at an interest rate of 27.99%), (Bankcard Services: $5774.41 at an interest rate of 17.99%), (Direct Merchants Bank: $4854.39 at an interest rate of 27.99%), (Lowes: $2257.86 at an interest rate of 26.99%), and (Dell: $1039.72 at an interest rate of 24.99%). The balances on these accounts weren’t made due to a spending spree. Most were due to the purchase of inventory, business computers, and credit card equipment. My attempt at opening a women shoes/accessories store didn’t pan out in this troubled economy. I have a first and second mortgage totaling $145,000 and an approximate low-end appraised value at $116,500. I have a good and steady income stream in the petroleum transportation industry as a Pipeliner/Operator. My average monthly gross income is $8400. In case of job lost, I plan on utilizing the $115,789 in my savings to pay off some of the outstanding debt. I plan on keeping this loan to full term. I hope that this information provided suits potential lenders. If more information is needed, please ask. Thanks

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	77
Revolving Credit Balance:	$21,115.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks so much for answering all my questions in advanced. Aside from Social Security, what will be your other sources of income in retirement? Thanks in advanced for your answers.	Retirement want be for another 13 years but i'm taking care of my debt ahead of time in preparation for retirement. When I retire my source of income will be a pension from Dana, a pension from Buckeye Partners, and social security. I hope that this answers your question.
You say you have $115,000 in savings; why not take $35,000 from your savings and pay off your debt, instead of borrowing $35,000 at 18.99%, with no tax deduction, for the interest you will be paying? If you did this, it would be like earning 18.99% on the $35,000 from your savings, and, the "interest" would be tax free. I'm not a financial planner, but this appears to be a no brainer. Have you considered this? IBEW 595 retired.	If I had no other choice then that's exactly what I would do. My savings is a retirement plan and early withdrawal would penalize me for withdrawing my money before I retire. I have a minimum of 13 years to go before retirement and this loan would be paid off before then. My savings is more of a what if I can't pay off my loan.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Thanks I'll do that.

Member Payment Dependent Notes Series 692779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692779	$27,300	$27,300	17.88%	1.00%	March 18, 2011	March 18, 2016	March 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692779. Member loan 692779 was requested on March 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	n/a	Debt-to-income ratio:	18.05%
Length of employment:	n/a	Location:	winter haven , FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Credit card debts were incurred as a result of expenses related with relocating to the mainland and purchasing a new home. I'm a retired Fire Marshal with a fixed income from the Government. Borrower added on 03/06/11 > Credit card debts were incurred as a result of expenses related with relocating to the mainland and purchasing a new home. I'm a retired Fire Marshal with a fixed income from the Government, my wife is a paralegal at a firm, together with our income and consolidating our debt, would makes it more afforable and manageable to repay the loan. The savings would be significant and economically sound.

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,782.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make that task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	https://www.readyforzero.com/wiz-link-verify Note: This program does not allow me to add my vehicle loan which is part of the consolidation. Wal-Mart interest is appx. 20.99%.
Thank you for your prompt reply. It looks like the link you saved from the snapshot is for the log-in page, rather than the snapshot page. Would you mind checking for the snapshot link again? Thank you!	https://www.readyforzero.com/snapshot/6d999fd092b34727
Retired Fire Marshall, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($22 - $24K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY your more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Retired U.S. Marine Corps., thanks for the welcome and response. My household joint Gross Monthly income is 6,600 +...Although Lending Club does not allow co-signers, my wife and I uses both incomes to pay our debts. We are financially responsible individuals. I did accept the 5 yr term to repay. However, once I can afford to double my monthly payments, that will be done in an effort to reduce the outstanding balance. Partial loan ...Yes, I would accept a partial loan amount. It would still significantly help me with my goal I'm trying to achieve, which is to consolidate credit card balances and make my monthly payments more manageable and more easily affordable. Thanks for shedding some light on info that you shared. I appreciate it very much. If there is anything-else that I can do, please ask or let me know. Thanks for your interest and support.
From your ReadyForZero info, it looks like you plan to pay off over $10K of lower interest debt with this higher interest loan. Please take the time and trouble to provide, HERE, the complete info for ALL the debts you plan to pay off with this LC loan [Lender, Amount, RATE, MinPaymt for EACH loan, itemized, HERE] and explain reason for wanting to pay higher interest on each loan for which that is applicable. Thanks.	The "ReadyForZero" is not connecting with all of the accounts that's included in the consolidation. I'm trying to consolidate the following accts. 1. VISA Credit Card $8,172 mo/pmt avg $258 2. VISA Credit Card $2,300 mo/pmt avg $75 3. VISA Credit Card $4,549 mo/pmt avg $100 4. VISA $988 mo/pmt avg 24 5. Discover $6,225 mo/pmt avg $124 6. VISA $816 mo/pmt avg $15 7. Mastercard $767 mo/pmt avg $15 8. Store Card $3,118 mo/pmt avg $141 Total on these cards are $26,935 Monthly pmts avg $800 + Consolidating these accts would reduce my debt to ratio and monthly payment amounts. The end result would be economically sound. I would rather be paying one loan vs multiple accts. It's being financially responsible.
With 2 days left, you are only 22% funded. This may be in part because your answers are not responsive. I asked " the complete info for ALL the debts you plan to pay off with this LC loan [Lender, Amount, RATE, MinPaymt for EACH loan, itemized, HERE] and explain reason for wanting to pay higher interest on each loan for which that is applicable. Thanks." I focused on RATEs, even capitalizing the word RATE, and asking specifically for you to address your debts that are at a lower RATE than LC. I would like to fund your loan. Please answer the Q asked. Tx	Please accept my apologies. 1. Bank of America $8,172 Rate 29.15% min/pmt $258 2. First Bank $2,300 Rate 29.99% min/pmt $75 3. Bank of America $4,549 Rate 12.92% min/pmt $100 4. Bank of America $988 Rate .30% min/pmt .24 5. Discover $6,225 Rate 9.99% min/pmt $124 6. Orchard Bank $816 Rate 19.99% min/pmt $15 7. Household Bank $767 Rate 19.99% min/pmt $15 8. GeMoney (Rooms To Go) $3,118 Rate 29.99% min/pmt $141 Total on these Credit Cards are $26,935 Monthly pmts avg $800 + NOTE: Bank of America with 12.92%, Bank of America with .30% and Discover with 9.99% rates were older accounts acquired prior to purchasing my home and acquiring additional cards, which resulted in a higher debt to ratio. By adding these into the consolidation, I will be lowering my debt to ratio. Thank you for your interest in funding my loan.

Member Payment Dependent Notes Series 692855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
692855	$6,500	$6,500	5.42%	1.00%	March 22, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 692855. Member loan 692855 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	NJSBA	Debt-to-income ratio:	4.34%
Length of employment:	4 years	Location:	churchville, PA

Home town:
Current & past employers:	NJSBA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 4, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$670.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 693009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693009	$12,000	$12,000	11.11%	1.00%	March 22, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693009. Member loan 693009 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	NANDA International	Debt-to-income ratio:	10.39%
Length of employment:	3 years	Location:	Honolulu, HI

Home town:
Current & past employers:	NANDA International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > Got in over my head by paying for medical bills on credit cards - I'm paying more than my minimums to get rid of the bill, but the interest rate is killing me - I just want to get back to being debt free!!! I hate having this debt looming over my head.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	17
Revolving Credit Balance:	$34,635.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 693116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693116	$13,000	$13,000	16.02%	1.00%	March 22, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693116. Member loan 693116 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	10.72%
Length of employment:	n/a	Location:	lebanon, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/05/11 > I have to pay my income taxes, would like to pay off two credit cards, and property taxes are coming due. I have never been late with a payment or owed anyone money. This winter was tough and had a well and a septic go. I have no mortgage on my house with an estimated value of 3 million. I own (no mortgage) two other house's in which I receive 3 rental incomes from as well as farm rental income. I need this loan to get me through next couple months so I don't lose the farm.

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,745.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your self entered Borrower Profile displayes current employer "UNEMPLOYED" yet displays $3,750 Gross Income Per Month. UNEMPLOYED borrowers are NOT eligible to secure loans through Lending Club. Period. However RETIRED borrowers receiving federal, state, municipal, military retired, government pensions, private pensions, and IRA, 401K, et al, distributions are eligible for Lending Club loans. You must clearify your current status, i.e., retired receiving pensions vs. unemployed. QUESTION: What are all sources of reported $3,750 current income per month? (Specific answer please.) Lender 505570 U S Marine Corps Retired, Va Beach, VA.	Type your answer here.I receive my income from 6 rental properties that I own. I have the title and and have no mortgage and or Home equity loans against these properties. These properties are the source of my income.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.No I don't have a mortgage on any of the 3 houses I own. No home equity loans either. The property I own has consists 220 acres split into four lot and blocks. Each one has a house. Last fall the state needed to buy 2 acres for an easement and paid $22000. With that being said, just the land has an approximate value of $2,000,000

Member Payment Dependent Notes Series 693193

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693193	$12,375	$12,375	7.29%	1.00%	March 17, 2011	March 19, 2014	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693193. Member loan 693193 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Lam, Thompson & Park	Debt-to-income ratio:	28.29%
Length of employment:	8 years	Location:	Santa Ana, CA

Home town:
Current & past employers:	Lam, Thompson & Park
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,829.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of work do you perform at the law office?	For the past 8 years I have worked as a case manager. My work is mostly in Personal Injury, Business Litigation and Construction Defect. Some of my duties include training new hires and interns, client intake interviews, monitoring progress of files, drafting correspondence, putting together demand packages, assist in settlement negotiations, drafting pleadings, assist clients in responding to discovery requests, conduct investigations, legal research, etc.
Hi. What specific debt do you plan to consolidate with this loan? Thank you.	In an effort to become debt free, I am seeking to consolidate all store credit cards such as sears, macy's, nordstroms, and avenue, and mastercards, and visa cards. With the lower interest loan, I would be able to clear the debt within 36 months.
I would like to help out wiht your loan. Please remember that it is everyday people helping you out and not some big bank that will just get bailed out when you default. Help us help you :) hope your loan goes great and everything works out for the best!	Thank you and all who have helped to fund my loan! I am completely aware that this is not the big banks!!! I am an honorable and hard working person, I pay on time, and I will not default. I have cut up all of my credit cards except for one to use in case of emergency only (it is frozen in a cup of ice in my brother's freezer), and talked with a financial consultant about budgeting properly. This has become a life changing moment and I am extremely thankful for this opportunity.

Member Payment Dependent Notes Series 693296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693296	$20,000	$20,000	17.88%	1.00%	March 18, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693296. Member loan 693296 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Barrick Gold	Debt-to-income ratio:	19.13%
Length of employment:	10+ years	Location:	Battle Mountain, NV

Home town:
Current & past employers:	Barrick Gold
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	6
Revolving Credit Balance:	$4,457.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello Sir, First and foremost, thank you for your service to our country. You have our upmost respect. Hopefully our country can get back on track and stay great. To answer in order: #1. Applicant works at a large gold mine as a safety superintendent. He oversees safety training, compliance and investigations for the entire mine site. #2. Gross income includes approximately $91,000 salary plus yearly bonus of $10,000-$15,000. He has been there 19 years. It also includes wife's income as a school administrator at $75,000. We also have a small motorcycle/ATV repair business that has a minimal profit each year as we pay off business expenses. We also have severa rentals but the rents are paying the mortgages at this point. Once they are paid off, they will be excellent cash machines (( - : #3. It is hoped we will pay it off in 3-4 years but wanted to stay conservative. We defintely plan to pay extra every chance we get. #4. We need $25,000 total funding and will be using our savings to cover whatever doesn't get funded. We hope to only use the $7,000 currently planned from our savings and obtain a loan for the remaining $19,000. Thank you very much for your consideration. Someday we hope to be in a position to help others realize their goals by offering financial assistance as well.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on our home loan (just refinanced for 15 years) is $136,000. The appraised value is $165,000.
What will you be using funds for? What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st, 2nd and any home eq.? Thanks	Hello. Behind our house, we own a small motorcycle/ATV repair business that has a minimal profit each year as we pay off business expenses. The loan would be used to pay for two city lots that are adjacent to our house and to the motorcycle shop. We would improve one lot to add value and beauty to our house. The other lot will be used for storing Uhaul vehicles and equipment as we are also a Uhaul dealer. It is hoped we will pay it off in 3-4 years but wanted to stay conservative. We defintely plan to pay extra every chance we get. We need $25,000 total funding and will be using our savings to cover whatever doesn't get funded. We hope to only use the $7,000 currently planned from our savings and obtain a loan for the remaining $19,000. Thank you very much for your consideration. We have a 1870's Victorian home that we are continually improving. We owe $135,000. There is no second on the home and the most recent appraisal was $165,000. Thank you for your consideration.
Please explain the 1 delinquency approximately 6 months ago and the 2 credit inquiries within the last 6-months.	We are in the process of disputing the delinquency as it was based on a miscalculation of our flood insurance so the mortgage company began an escrow account even though we paid our own flood insurance. We were able to take care of the issue but did not pay the escrow which resulted in a delinquency report. I have Billpay documentation of all mortgage payments being made on time. Credit inquiries are a result of a recent refinance of our home to a 15-year at a much lower interest rate.
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year?	1. Job description: Safety Superintendent (upper management at the site level) at a large gold mining company. Been with the same company for over 19 years. 2. The gross income for my spouse is not included. With her income, our gross yearly income is $175,000.

Member Payment Dependent Notes Series 693399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693399	$16,000	$16,000	17.88%	1.00%	March 17, 2011	March 19, 2016	March 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693399. Member loan 693399 was requested on March 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,566 / month
Current employer:	OUS-University of Oregon Health Center	Debt-to-income ratio:	23.05%
Length of employment:	10+ years	Location:	Eugene, OR

Home town:
Current & past employers:	OUS-University of Oregon Health Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,504.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. Medical Transcriptionist
Medical transcriptionist, same lender again. Received reply. You answered my Question ONE but omitted answering my Questions TWO, THREE, and FOUR. Most lenders do not ask questions; instead they read and evaluate lender borrower Q/A exchanges. Again, my unanswered questions requiring answers: QUESTION TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. QUESTION THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) If you are actually serious about securing $16,000 of several lenders combined money to extract yourself from financial hole that credit card usage placed you deeply within, then answer ALL questions. Lender 505570 U S Marine Corps retired 03.06.2011	Type your answer here. 2. Gross monthly income $3566.00. No partner, fiance, or spouse. 3. Years to payoff 4-5 years, hopefully less by adding extra payments when available from side jobs. 4. Yes, I would accept less, still would help consolidate debt. Hope to pay off all debts before retirement.
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	This consolidation loan is to pay off my two major credit cards and close them, thus allowing me to pay the smaller debts off faster with a strict buget to do so while having a set payment for the two larger with the credit cards closed. I want to pay all my debts off with 5 years, before considering retirement. These two cards were mainly used to set up a new life after divorce.
HI, You didn't answer my question. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. CC1 $8593.54, 11.24% APR, 300/month CC2 $7801.00,17.99 APR, 300/month
I would like to help out wiht your loan. Please remember that it is everyday people helping you out and not some big bank that will just get bailed out when you default. Help us help you :) hope your loan goes great and everything works out for the best!	I definitely do not intend to default and am greatly pleased to see there are people out there that believe in helping other people out. To me it looks like a good way to invest money. Prior to my divorce I would have enjoyed investing in this way had I known of it.

Member Payment Dependent Notes Series 693693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693693	$12,000	$12,000	15.28%	1.00%	March 21, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693693. Member loan 693693 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Fees contruction	Debt-to-income ratio:	21.09%
Length of employment:	6 years	Location:	Lindsay, CA

Home town:
Current & past employers:	Fees contruction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,111.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $230k on the mortgage, no HELOC, no first or seconds. It was appraised at $340k
What is it you plan on using the requested funds for?	I plan on using it for work transportation
Could you please elaborate on "work transportation"?	Pickup Truck for my work.
What is fees construction and what do you do there?	Fees is a site work contractor and I over see his projects from irrigation ponds to rail site prep.

Member Payment Dependent Notes Series 693711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
693711	$10,000	$10,000	10.74%	1.00%	March 22, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 693711. Member loan 693711 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,052 / month
Current employer:	The federal government or postal service	Debt-to-income ratio:	12.27%
Length of employment:	3 years	Location:	Downey, CA

Home town:
Current & past employers:	The federal government or postal service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > This will be my first personal sailboat. I already practice and race on a J24 which is owned by a coworker, but it is hard to work around her schedule at times. This boat will allow me to practice on my own time and improve my skills for regattas.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,629.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hi USMC Retired! Thank you for your interest in helping finance my loan. Here are answers to your questions. 1) I am an Operations Engineer at NASA Johnson Space Center. I am a Mockup Manager where astronauts train for space flight. I am also in training to become a Flight Controller. 2) Gross income includes only myself. I am single. I live with a roommate, but we are not related and so we would not share finances. 3) I am planning to have the loan paid off in 2-3 years. I will actively work on faster repayment, however. 4) I cannot seem to locate this question. But please feel free to ask me for any other clarifications. Thanks again for your interest. And as a civil servant and brother of a USAF Chaplain, thank you for your service to our country.
can you explain why the discrepancy in occupation: Operations Engineer at NASA vs. "federal government or postal service". can you explain discrepancy in location: JSC is in Houston vs. Glendale, CA. Thanks. Pepe	NASA is an agency of the federal government. As for the location, I do not know why Glendale is there. I am originally from Los Angeles, CA, but not Glendale. I have traveled back and forth between Houston and LA many times during my three years with NASA so while that continues I use my mother's house as my permanent address. I hope that clears up those details. Please let me know if I can clarify anything further.
"I am a Mockup Manager where astronauts train for space flight. I am also in training to become a Flight Controller." Flight Controller for what? The Shuttle program is over. Has NASA retasked you to a new job?	Thank you for your question, but I feel an obligation to comment on your statement first. With all due respect sir or madam, the Space Shuttle Program is not over. There are two flights remaining and until the last shuttle crew steps out of the vehicle, the program is not over. NASA works incredibly hard until every mission is completed and our work is not yet completed for the Space Shuttle Program. Answering your question: I am becoming a Flight Controller for the International Space Station Program which still has many years ahead of it. It is a part of my original job description. I have not been re-tasked. Both aspects of my job interrelate since they regard Station crew training and real-time Station support. If there is anything else I can clarify, please do not hesitate to ask. Thank you.

Member Payment Dependent Notes Series 694008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694008	$25,000	$25,000	17.88%	1.00%	March 21, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694008. Member loan 694008 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Ozburn Hessey Logistics	Debt-to-income ratio:	15.49%
Length of employment:	3 years	Location:	New Brunswick, NJ

Home town:
Current & past employers:	Ozburn Hessey Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > To Payoff a Car Loan and Credit Cards.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,593.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 694094

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694094	$16,000	$16,000	13.06%	1.00%	March 18, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694094. Member loan 694094 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Toll Brothers Inc.	Debt-to-income ratio:	7.54%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Toll Brothers Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,657.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694108	$14,000	$14,000	18.62%	1.00%	March 17, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694108. Member loan 694108 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,264 / month
Current employer:	United States Air Force	Debt-to-income ratio:	18.41%
Length of employment:	6 years	Location:	ogden, UT

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > My business offers a wide range of services such as: 24 Hour Child Care- We will provide child care at two convenient locations. We will have a facility housing no less than 100 children on a daily bases, and a family child care home that offers 24 hour care and support for parents whose work shifts vary. Income earned from our child care program will be the main source of income for our business. Education Assistance and Tutoring- We offer education assistance for anyone looking to get their GED, learn to write a resume, prepare for a job interview, or students who need help in their classes. We will have afterschool programs set up for students to have one-on-one sessions with tutors in an effort to enhance study habits and build confidence while learning. Job Placement Assistance- We will offer job placement assistance for anyone searching for employment. We will work with a small number of businesses in the area to help provide temporary and permanent jobs for citizens. The objectives of this business: To provide services for low income families in terms of: child care assistance, housing assistance, job searching, and furthering education. To provide a center where children can achieve at the highest standards of learning while developing skills for the future. To provide around-the-clock child care for families who work various shifts. Our services will allow parents the opportunity to receive quality child care at the lowest prices available. Borrower added on 03/07/11 > We will also be providing assistance for the families of deployed members of our US forces: Transporation assistance 24 hour child care Care packages for military members enrolled with our center Volunteering with on and off base military events. Adjustment counseling for military children and spouses Borrower added on 03/09/11 > Loan will be used for the follwoing items: Toys Books Office supplies Furniture Uniforms Van Purchase Sign Design Legal Fees Background Checks Art Supplies Playground Construction Web Design Funding for weekend tutoring Care packages Borrower added on 03/12/11 > my financial back ground has a late payment displayed that was due to a death in the family. My finances have always been under control, but when my family wasn't able to pay for funeral expenses, things were a bit hectic. Since then I have not missed a single payment and always payed more than the minimum on any card i've ever had. Since I started working on this business, I've eliminated over 90% of my debt in order to secure the rest of the funds needed to open this business. I am very dedicated to my dreams...this is something I've wanted to do since I was a child. Repaying this loan wouldn't be a problem for me at all seeings how I have already managed to secure 48 clients on a waiting list till this business opens. The parents of these children know the importance of having a safe, and attentive child care provider as so do I. I'm and extremely excited about getting this business started.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	37
Revolving Credit Balance:	$2,175.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in the Air Force (Rank/Grade/Description)? What exactly is this loan for?	I am a SrA/E-4. I work as a Surveillance Technician. I attempted to post a description of my business but it was rejected because of personal info. I will try to repost it again in the next couple of minutes. I am wanting to open a development center. My services will not only include 24 hour child care for military members, medical specialist, and other positions whos hour vary; but we will also offer family counseling, after school tutoring, and job placement assistance among many other things. If you have any other questions please feel free to contact me. Thank you!
A majority of small business fail, if this happens to yours, how will you pay off the debt occurred along with this loan?	I am currently in the US military and will soon be going part-time (guard) to persue my dream of starting my own business. If anything should ever happen and I am unable to continue with the business, I will have the option of going back to active duty or taking a position full-time with my guard unit. Along with that, I have equal the amount I'm requesting in a savings plan just in case thing don't work out...but I'm praying that I've done all the business planning and advertising necessary to get my business name out there.
I would like to support your loan, Please remember that it is everyday people helping you out. Who dont get their money back if you default unlike some big bank on a corrupt system. Good luck on your loan and hope everything works out!	Thank you very much...I didn't start applying for any loans till I was absolutely sure that, at the least, I could afford to pay my loan back. Thanks to everyone who's supporting this endeavor...it really means alot!!!
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	My income was verified several days ago and my credit status says approved on my end. If its still wrong please let me know and I will contact them directly and figure it out. Thanks

Member Payment Dependent Notes Series 694147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694147	$12,500	$12,500	15.65%	1.00%	March 17, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694147. Member loan 694147 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	stew leonard	Debt-to-income ratio:	14.43%
Length of employment:	10+ years	Location:	norwalk, CT

Home town:
Current & past employers:	stew leonard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,151.00	Public Records On File:	1
Revolving Line Utilization:	88.40%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 694196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694196	$15,000	$15,000	11.11%	1.00%	March 18, 2011	March 20, 2016	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694196. Member loan 694196 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Millenium	Debt-to-income ratio:	10.70%
Length of employment:	10+ years	Location:	Lawrence, MA

Home town:
Current & past employers:	Millenium
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > This loan will be used to pay off a car loan for $5000.00,and replenish our savings account.We just spent $4000.00 of our own money on veterinarian bills.We would like to have extra money on hand for any upcoming emergency. Borrower added on 03/08/11 > Both my husband and I are gainfully employed.I have been at the same company for over 11 years....my husband at the same company for over 5 years.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	49
Revolving Credit Balance:	$2,106.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer hereThere is no mortgage on the property.The only payments made are taxes,water bill,and insurance.We have lived here for 25 years,and do not have a HELOC .The property is incorporated,and is co-owned by 3 family members.I would have to check out Zillow.Com and see what the evaluation is,but I would put it at $150,00.00?We also have other collateral in the form of precious metals.
What is Millenium and what do you do there?	Millenium is a printing company,and a fine one at that.They handle some prestigious accounts.....and put out very high quality work.I work in the bindery department,operating various machines and supervise 5 people.
RE: "This loan will be used to pay off a car loan for $5000.00,and replenish our savings account." What is the interest rate of the loan you want to pay off? If lower than the LC rate, why do you want to pay more instead of less?	Type your answer here.It's higher.I originally only wanted $5000.00 to replace the money spent on vet bills.Then I decided to pay off the car loan....then I decided to up the grand total to $15000.00.
A NUMERICAL response to the question asked [What is the interest rate of the loan you want to pay off?] would be appreciated. Thanks.	Type your answer here.22% apr
Essentially this loan is for $5000 to pay off your car loan and then the remaining $10,000 will go towards you emergency savings and not be spent? I'm so sorry for your recent vet troubles and I pray so much that your pet(s) are doing better :)	Thank you so much for your care.Unfortunately,the dog,Maxine....13 years old,passed away Sunday,the 6th.We love dogs,and still have 3 more...all Labrador Retrievers.It can get wild around here at times.This loan request started off to replace the approximately $5000.00 of our cash to pay vet bills.Then we decided to pay off a loan that we mostly used to purchase a minivan.It was not per se,a car loan.Then,we decided to request an additional 5k...for rainy day purposes.One rainy day purpose that will be coming up within a month is to have a driveway put in.We were parking our cars on an adjacent lot which was just sold and the new owners are going to be building a house.Cost of a driveway? 1800.00?
Thank you for your answer and I'm definately in! i'm so very sorry for your family's loss - I know that pets are really like family members and I'm so happy Maxine got to live out her life with her wonderful parents. Wishing you and your family all the best...	Thank you so much! We have no children,so the dogs are our kids.The things they do.....I could tell you stories.At least Maxine died at home,surrounded by her family.Again,thank you!

Member Payment Dependent Notes Series 694364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694364	$12,000	$12,000	6.92%	1.00%	March 21, 2011	March 20, 2014	March 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694364. Member loan 694364 was requested on March 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	American Registry	Debt-to-income ratio:	1.41%
Length of employment:	< 1 year	Location:	Boca Raton, FL

Home town:
Current & past employers:	American Registry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/06/11 > Real estate is cheap in South FLorida, looking for a loan to buy rental properties.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,790.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you currently own any other rental properties? If yes, how many?	Yes, currently 2.

Member Payment Dependent Notes Series 694480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694480	$12,000	$12,000	10.37%	1.00%	March 21, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694480. Member loan 694480 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Piercy Bowler Taylor & Kern	Debt-to-income ratio:	16.23%
Length of employment:	3 years	Location:	North Las Vegas, NV

Home town:
Current & past employers:	Piercy Bowler Taylor & Kern
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I plan to use this loan to pay off old medical bills I have had to put on my credit cards. My job is stable. I have been with the same firm for over 3 years. My wife and I do not use our credit cards any more and are working towards becoming debt free. Borrower added on 03/10/11 > My wife and I have worked hard to always pay our bills on time and have never been late. We are currently paying approximately $600 a month to pay off our debt as fast as possible to reduce the amount of interest paid. So I cannot foresee a problem to pay the terms of this loan since the minimum payment will be no where near what we are paying now and the funds are going to be applied to our current balance. In addition we do not plan on acquiring any new debt in the future.

A credit bureau reported the following information about this borrower member on March 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,865.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amounts owed on the debt you wish to consolidate?	While I have always paid my payments on time and have a decent credit score I was hit with a rate hike during the passing to the credit card act. Like many people my rate went from 9.99% to 17.99% for no apparent reason.
Thanks for answering the current interest rate part of my question. What is the current amounts owed on the debt you wish to consolidate?	Sorry I didn't respond to your entire question. I must have misread it. The amount of debt we wish to consolidate is approximately $13,000. However in order to get the best rate I elected to select the $12,000 loan and put the remaining cash from my $600 credit card budget and pay the remaining balance which is not consolidated in this loan. Once the remaining balance is paid I will begin paying as much of this loan as possible to reduce the principle as quickly as possible.

Member Payment Dependent Notes Series 694714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694714	$35,000	$29,575	20.48%	1.00%	March 21, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694714. Member loan 694714 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	MJ Mortgage & Tax Services, Inc.	Debt-to-income ratio:	22.30%
Length of employment:	4 years	Location:	Canonsburg, PA

Home town:
Current & past employers:	MJ Mortgage & Tax Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	5
Revolving Credit Balance:	$104,304.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you use this loan for? How will you pay it back? How can we know you'll make good on your obligation? Please give us your story and we'll be more likely to fund your loan.	This loan will be used for working capital and bring on a new employee. It will be paid back with the additional income that will be generated by having the new employee. We have been in business since 2006 and have always paid all of our bills and obligations back.
What kind of business is this loan being used for and in what aspect will you utilize it?	The business is a financial service business and the loan will be used for bring on a new employee in order to work and bring on more clients.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I have already submitted my 4506-T and tax returns and w-2's....what else do you need to verify income?? Thank you, Mark
Please describe the nature of your business and how the loan will help to reach your business goals. Also, can you please give more information about your income sources? Recent delinquency, plus employment at a mortgage company, could be cause for concern.	The business is very diverse and generates revenue from 4 different avenues. They are mortgages, tax preparation, financial planning, and sales of life insurance. The loan will provide working capital in order to hire a sales person that will work directly with small business owners and offering our services to their employees as an additional employee benefit to them. The mortgages that we provide are only to higher end clients with excellent credit scores and very low debt to income ratios. Also, we do not fund the loans ourselves, they are all brokered through 5 different lenders. I hope that helps! Thank you.
4 days to go!!!!!!!!! Please paint a picture of your business. Include the financial structure and the need for $35,000.	The business is a very diverse type of company and set up to be pretty much one stop shopping or have the ability to cross sell products to the customer. We provide mortgages, tax preparation services, financial planning, asset management and life insurance. We can provide pretty much any need a customer has with their finances. The extra $35k is needed as working capital in order to bring on a sales person to offer our services to small business owners so they can turn around and offer our services to their employees. This way opening up our marketing and client base. Also, giving us an opportunity to review and see if we can obtain the businesses 401k plans and other things. I hope this helps! Thank you.
3 days left!!!!!!!!!!!!! Please give details about the business.	My business is very diverse. I currently provide mortgages, tax preparation, financial planning services, life insurance. I am the only employee currently and am getting way too busy that I need to bring someone else on. The loan will be used as working capital to cover part of the salary and additional expenses from bringing on the new employee. Thank you!
Can you provide details about the small business you are wanting to start? If this is an established business, how long has it been open and what does it do?	This business has been established and open for almost 5 years now and provides a diverse financial product line of mortgages, tax preparation services, financial planning and asset management along with life insurance products. We are looking to bring on a new employee in order to meet with small business owner's and offer our services exclusively to their employees as an added employee benefit to them. Hope this helps. Thank you!
Could you please tell us about this business you're asking us to finance?	This business has been in operation for nearly 5 years now and these funds will be used as additional working capital as we are looking to bring on an additional employee as we are expanding and looking to offer our financial services to small business owner's as an additional employee benefit. We offer mortgages, tax preparation services, retirement planning and life insurance products. Hope that helps!! Thank you.

Member Payment Dependent Notes Series 694826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
694826	$25,000	$25,000	18.62%	1.00%	March 22, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 694826. Member loan 694826 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Columbia University	Debt-to-income ratio:	12.96%
Length of employment:	7 years	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > debt consolidation loan Borrower added on 03/08/11 > Details about the balances, APR and minimum payments for the credit cards can be found here: https://www.readyforzero.com/snapshot/add1248dcdd245a7 Borrower added on 03/10/11 > Credit Card Account Details * Citi? Diamond Preferred? Rewards Card (****) Minimum payment: $589.15 updated 2 days ago 29.99% verified $18,882.04 verified * Chase (****) Minimum payment: Unavailable updated 2 days ago 27.24% verified $2,750.48 verified * Chase (****) Minimum payment: $52.00 updated 2 days ago 0.00% verified $3,045.81 verified * Visa Platinum (****) Minimum payment: Unavailable updated 2 days ago 17.90% self-reported $3,660.83 verified

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,920.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 300 loans listed, today 427 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am the head of a library at a major university 2. It is just my income. 3. I hope to pay it off in 3 years 4. Yes, I would accept the loan at 60%
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Hi - thanks for your question. Here is the information you requested: https://www.readyforzero.com/snapshot/add1248dcdd245a7
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Information about the cards can be found here: https://www.readyforzero.com/snapshot/add1248dcdd245a7
Hi there, I would like to fund your loan. As this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance!	The information you requested can be found here: https://www.readyforzero.com/snapshot/add1248dcdd245a7
Okay, could you please post the snapshot information here. 1 month or even a year from now when I want to review the information provided for this loan if I funded it, I do not want to find that information unavailable. Thank You.	I posted it. It will be available as soon as it is approved by lending club staff.
How did you accumulate this debt? What do you plan to do differently in the future?	I accumulated this debt over the past few years. It resulted from medical expenses for my elderly cats and educational expenses. My cats have passed on now. My plan for the future is to no longer use my credit cards. I am canceling all of them except for one [the one with the lowest limit and APR].
Hi, Can you detail your monthly expenses (ie. rent, car payment, average utilities, groceries, miscellaneous spending, insurance, gas, other loan payments, etc.) and your NET monthly income? Thank you!	Rent: $1,700.00 Student loan: $280.00 Credit cards: $1000.00 Electric/gas: $70.00 Food: $200.00 phone (AT&T): $110.00 Misc: $200.00 (Insurance is deducted from my salary. I do not have a car.) Monthly net income: $3836.00
Hello, What steps are you taking to limit future accumulation of unsecured debt?	My plan for the future is to no longer use my credit cards. I am canceling all of them except for one [the one with the lowest limit and APR].
-How did you accumulate the $28K in credit card debt? Thanks.	I accumulated this debt over the past few years. It resulted from medical expenses for my elderly cats and educational expenses. My cats have passed on now. My plan for the future is to no longer use my credit cards. I am canceling all of them except for one [the one with the lowest limit and APR].
Hi, Thank you for responding to my previous question. Just one more point of confirmation - how much, if any, of the $1000 monthly credit card bills will this lending club loan replace? Thanks again!	Hi, If I receive $25,000 then the loan will replace most (about 90%) of my monthly card bills. If I receive 60%, for example, then the loan will replace about half of my monthly card bills). However, most of my credit card debt is in one large card with a high APR and this is the bill I would pay off first with this loan. Thanks!
Have you actually cancelled any credit cards yet? If so, what dates did you do so (no problem if it is recent)?	Hi, I just canceled the card with the largest balance this week.
I would like to support your loan, Please remember that it is everyday people helping you out. Who dont get their money back if you default unlike some big bank on a corrupt system. Good luck on your loan and hope everything works out!	Thanks for your support and the reminder! I take this loan very seriously. I have never defaulted on any of my payments to my credit cards. I just want to get out of debt once and for all. I am currently finishing up a graduate degree [and working full-time]. Once that is done I plan to get a part-time job to help pay off my bills.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I have already verified my income with the lending club.
Me again. Loan 63 pct funded; 2 days left; probably 100 pct fund. In event not 100 pct funded, recommend: Initially pay as much $ as possible toward credit card with HIGHEST APR pct interest rate; pay minimum payments other cards. When highest APR pct interest rate card paid off, pay everything toward card next highest rate. Debt snowballing saves most $ interest; pays off debts fastest. Example: Paying $1,000 per month three credit cards. Card No 1 $4,250 balance at 15.99 APR pct. Minimum payment 2% X $4,250 balance. Pay $85 per month. Card No 2 $4,750 balance at 17.99 APR pct. Minimum payment is 2% X $4,750 balance. Pay $95 per month. Card No 3 $10,000 balance at 19.99 APR pct. Pay $820 per month this debt ($1,000 minus $95, minus $85). When highest APR pct interest rate card paid off, apply $820 (slightly more when card balance paid off) PLUS $95 per month minimum you paid to card next highest APR pct interest rate. Apply $915 per month to card until card paidoff. When paid off, apply $915 per month PLUS $85 minimum were paying to card lowest APR pct balance. Apply $1,000 per month to that card until paidoff. When last card is paidoff, you are FREE of CC debts. Important; Do not payoff credit cards with interest rates LOWER than this loan's interest rate. Lender 505570 USMC-RETIRED Virginia Beach, Va 03.18.2011	Thanks for the advice!

Member Payment Dependent Notes Series 695068

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695068	$14,000	$14,000	15.65%	1.00%	March 18, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695068. Member loan 695068 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Value Added Communications	Debt-to-income ratio:	17.01%
Length of employment:	3 years	Location:	Princeton, TX

Home town:
Current & past employers:	Value Added Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > The cost of medical insurance through my employer has increased by 50% this year and I can no longer afford to insure myself, wife and 1-year-old daughter. I seek a consolidation loan to reduce my monthly payments and allow me to afford healthcare for my family.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,680.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Thanks for posting your loan. Could please provide balances, APR, and minimum payments for each of the accounts you plan to consolidate? Moreover, given the large amount you will potentially borrow from the LC community, it would be great if you verified your income with the Lending Club (w2, pay-stubs, etc.) This information will help me gage whether your financial situation/cash flow will, in fact, be improved pursuant to this loan. Thanks in advance for your answers.	Current balances: Credit card: ~$5600 @ 14.9%, $100/mo Vehicle loan 1: ~$7400 @ 10.9%, $230/mo Vehicle loan 2: ~$6800 @ 8.5%, $300/mo Loan will be used to pay off credit card and vehicle loan 1, which will then be sold and the proceeds used to pay off vehicle loan 2. Income verification will be provided.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The market value of my home is approximately $92,000, mortgage principal balance is $88000. There are no other mortgages/equity loans on the house. I have owned the home for about six months.
Any additonal household income not listed above?	My wife is a part-time Avon saleslady and makes $75-100/mo, but she keeps that to pay for her gas and as a small amount of discretionary income.
What are your monthly expenses? Will this loan cover all debts?	This loan will cover all outstanding debts aside from my mortgage. I have no other credit card debts or loans. Monthly expenses are pretty standard, we've cut back where we can but with the large increase in health insurance premiums it isn't enough.

Member Payment Dependent Notes Series 695201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695201	$25,000	$21,925	18.25%	1.00%	March 22, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695201. Member loan 695201 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	PAR Pharma	Debt-to-income ratio:	18.52%
Length of employment:	7 years	Location:	Roanoke, VA

Home town:
Current & past employers:	PAR Pharma
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Pharma Rep. Got promotion to DM outside of district. Company not paying for move or relo fees. Need short term loan. Borrower added on 03/08/11 > W2 for 2010 was 125K. Need this loan to move.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	25
Revolving Credit Balance:	$13,285.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I live in a rural area but moving. Home sales are obviously slow. Currently have 65K in equity. Will be buying in new area with much better potential for equity considering market, I have a family so this is a long term investment.
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	Information submitted 03/11/11. Thanks.
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	Territory Sales Manager. Company is is Pharma. Publicly traded. I am not comfortable saying which. We are small but Gross Sales $1 bil. Net Rev 337 mil. We are a specialty company in the Pharma business. Not Phizer, Merck, GSK, etc.. My Gross income last year 75K plus. I am single. Income is my own. Listed loan at 60 mos. Plan on paying off in 36 mos if not sooner. Own home. 65K in equity. Selling and buying depends on market. Best friends Dad is a REMAX agent who has my listing. Tough market. Buyers market.Current debts 25K. Average APR 9.9%. Mostly student loans and AMEX. One which is Company reimburesed. My income has benn verified by Lendindg Club.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I have sent in pay stubbs, 2010 W2, and current pay plan/contract with my employer. Info was submitted 03/11/11. Thanks.

Member Payment Dependent Notes Series 695203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695203	$20,000	$20,000	17.88%	1.00%	March 21, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695203. Member loan 695203 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	MetLife	Debt-to-income ratio:	13.38%
Length of employment:	3 years	Location:	Newark, DE

Home town:
Current & past employers:	MetLife
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I have been hired at another company making about $20,000 more than I'm making now, so I need the money to move to the location (about 300 miles away), pay for the house, pay movers, etc. while still having enough money to pay for ordinary things such as groceries, electric, etc.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,177.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Wow - $20000 cost to move 300 miles away. Can you pls specify how will you use these funds?	The funds are for movers, 3 months' rent to break the old lease, 3 and 1/2 months' worth of rent for the new place (realtor's fee, first month down, etc.), running back and forth between my old city and new city to get paperwork in order before I start my new position, consolidating all the credit charges I've used because of this move, and a variety of misc. expenses that seem petty individually (a hundred here, three hundred there, etc.) but build up into the hundreds (or thousands) within a week or so (charges like changing tires for the car before driving it 300 miles, replacing broken furniture, etc.). Not to mention, I have ordinary expenses to take care of simultaneously with all the new expenses such as car payments, insurance, groceries for the family, gas, etc. If it wasn't a surprise move for me and the family and if there weren't so many big expenses from so many different sources, this move would've been much easier. The loan would help me get settled appropriately in the new environment as well as allow me to consolidate my other lines of credit used for misc things under one loan.
Could please provide balances, APR, and minimum payments for each of Revolving Credit Cards? What is your position with employer? Former and New	I have three credit cards, two of which I use. The first one has 0% APR for 18 months. The second one has 13% APR. I was a business analyst for my former employer in investment accounting and I'm currently a business analyst in the capital markets department.

Member Payment Dependent Notes Series 695251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695251	$9,600	$9,600	6.92%	1.00%	March 17, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695251. Member loan 695251 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	10.00%
Length of employment:	10+ years	Location:	huntsville, AL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > This loan is to purchase an engine for my business truck. I have been in business for 9 years, We were successful even during the failure of many banks, and the slow period in the economy. We continued to pay my bills and have no slow pays...

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,947.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am looking to invest in your loan, however I have a few questions. 1.) Your gross income is quite high but so is your revolving debt, is this due in part to your business expenses? 2.) What kind of business do you run? thanks.	Type your answer here. Yes It is my business expense, I am an Independent Owner Operator.
Independent Owner Operator of what type of business? Please be as detailed as possible in your response.	Type your answer here. It is a trucking business, and I own my own equipment i.e. Truck/Trailer and all the equipment that I use. I operate in all 48 states and can do Canada.
"an Independent Owner Operator" of what exactly please? A donut shop is hardly the same business as termite control.	Type your answer here. I own my own Truck/Trailer and all the equipment that goes with it. I operate in all 48 states and can do Canada. I am dedicated to my job and enjoy it very much.
I do have a question about you. What if you get sick and can't move around, what options do you have to pay your debt?	Type your answer here. I have insurance that pays my bills I also have Military retirement to supplement my income
the 12k you reported as income is this after you pay your monthly business expenses or total before paying for gas, tires, tolls and such?	Type your answer here. It is after I took out for fuel and for maintenance.

Member Payment Dependent Notes Series 695296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695296	$15,450	$15,450	19.74%	1.00%	March 22, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695296. Member loan 695296 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,860 / month
Current employer:	Sony Online llc	Debt-to-income ratio:	20.88%
Length of employment:	10+ years	Location:	Hemet, CA

Home town:
Current & past employers:	Sony Online llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > I'm paying off the vast majority of my credit card debt. It will be much easier to manage month payments.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	17
Revolving Credit Balance:	$17,858.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
(1) What is Sony Online lic and what is your position there? (2) What was your delinquency 17 months ago? (3) For each of the credit cards you want to pay off, how much do you owe and what interest rate are you currently being charged? Thanks in advance for your cooperation in answering these questions.	Sony Online LLC is http://www.soe.com/ Makers of many popular MMO's. I'm a senior customer service and I have been employed with them for 11 years in this April. Credit Cards are: Bank of America Platinum Plus $8,135.47 at 23.24% Citi Bank $7,381.66 at 29.990% As for a delinquency I really don't know. My wife and I where part of a magazine subscription scam that was settle, that might be it.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance is 202k. No home line of credit. According to Zillow market value is 84k. Have to love how far California real state has fallen.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	This is the bulk of my debt, there is like another 1000 on odd places, which will be paid off when I get my taxes back. I also have about 1000 left on my car payments which are 366 a month, so that should be paid off in 3 months. Both payments combined normally come out to about 600 a month. This loan will let me pretty much pay those two cards off, which I can finish up and close with my tax return. (haven't filed yet) but normally about 4000ish back. Bank of America Platinum Plus $8,135.47 at 23.24% Citi Bank $7,381.66 at 29.990% As for what I do at work, I do customer service for an Online MMORPG. Once those two cards and my car are paid off I should have about a 1000 more a month, which 410 would go towards this loan.
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	According to their FAQ lending club will contact me if my income needs to be verified. Do I need to verify my income? Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application.

Member Payment Dependent Notes Series 695326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695326	$15,000	$15,000	16.02%	1.00%	March 21, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695326. Member loan 695326 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Turner Broadcasting Systems	Debt-to-income ratio:	7.33%
Length of employment:	5 years	Location:	roswell, GA

Home town:
Current & past employers:	Turner Broadcasting Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,646.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) At Turner, I work for TBS and TNT running the broadcasting operations. It includes switching on the boards, switching live MLB or NBA games, editing logs, inputting tapes and verifying content that will air. 2) Gross income involves only me. Household monthly income is $6500 3) Planning on paying full loan between 1 to 3 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	According to zillow, my house value is $127.000. I have a balance of 120.000.
You selected "Home Ownership MORTGAGE" Are you buying a second home?	I am using it as a down payment to help acquire my future wife's home.
Please explain the 3 credit inquiries within the past 6 months.	- There was an error on my report due to a car payment that was completed and paid off 3 years 3 years ago but was still showing a balance. - Possibility of a refinance for my house. - Possibility of a new house purchase
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Are you planning to rent this second home as a source of income?	My only expenses are regular expenses (Food, gas and some utility bills) that total $300. My fiancee pays for the rest. As of now I have paid off 95% of my credit card debt. I am renting the house at this time.
I would like to support your loan, Please remember that it is everyday people helping you out. Who dont get their money back if you default unlike some big bank on a corrupt system. Good luck on your loan and hope everything works out!	Thank you for your kind words. This loan will help me take advantage of the opportunity of a lifetime. I never defaulted on a loan before and I am not planning on doing it now. Thank you again
What is CURRENT market value of your FIUTURE WIFE's home [the one you will be helping to purchase with this loan], what is current mortgage on it, what will total debt be if this debt is funded, and IMPORTANTLY inasmuch as you are not yet married, why are YOU rather than SHE wanting to put money into her home. Relatedly, what date have you set for your wedding, if any?	The current value of the house is $245.000. at its peak, the house was valued at $350.000. We are trying to purchase it at $220.000. The mortgage will be somewhere around $1300. The only debt I will have will be this loan because my car is paid of as well as my credit cards. She already put half of the money into the purchase of the house. I am providing the other half. We are planning on getting married during next fall.
I want to make sure I fully understand what you're saying. [1] You have not yet set a wedding date for when you plan to marry Ms. X. [2] Though I asked what the CURRENT mortgage on it is, rather than answering this question you said its "current value" is $245K and you "are trying to purchase it" for $220K. The only way I know how to interpret this information is that you want to buy a house owned by Ms. X on a "short sale" (based on its Current Fair Market Value being higher than you think you can get it for), i.e., Ms. X either plans to declare bankruptcy or else will be on the hook for the difference between FMV and what you pay for it (i.e., you will marry into additional recoverable debt, assuming the wedding goes thru as planned). Please let me know if I got the facts wrong, because I really want to feel comfortable funding your loan!	The exact wedding date has not been set up yet. We are in the middle of the approval process at this time. I will only know about the current mortgage once the bank gives a final word on it. We are not at the assumption level anymore. The house is under contract and our offer has been accepted. This money will be used as part of the down payment. I own a house that I am renting already. This house will be used as primary residence and it is not a short sale. Ms X has no debt and I do not see why she would consider bankrupcy. The only reason why I am getting this loan is that this is a great opportunity that will probably not appear again. Being that the house is exactly at the neighborhood we want and at a excellent price. In less than 5 years, the value of the house will get back to the way it was and equity will be very high. I am getting this loan because I know I have no other debt. I could get a loan at the bank but with interest rates as high as 18-25%, it is obviously much more advantageous for me to do it through Lending Club. Repayment will not be an issue.

Member Payment Dependent Notes Series 695492

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695492	$20,000	$20,000	14.91%	1.00%	March 21, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695492. Member loan 695492 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	A123 Systems, Inc.	Debt-to-income ratio:	14.71%
Length of employment:	1 year	Location:	Royal Oak, MN

Home town:
Current & past employers:	A123 Systems, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/07/11 > Consolidating debt from 2 credit cards and a higher interest loan.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 695520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695520	$9,000	$9,000	5.79%	1.00%	March 17, 2011	March 21, 2014	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695520. Member loan 695520 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	State of Arizona	Debt-to-income ratio:	1.91%
Length of employment:	5 years	Location:	Mesa, AZ

Home town:
Current & past employers:	State of Arizona
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$424.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I want to do a few pool repairs and I also had dental work I wanted to get done

Member Payment Dependent Notes Series 695582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695582	$16,000	$16,000	16.02%	1.00%	March 21, 2011	March 21, 2016	March 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695582. Member loan 695582 was requested on March 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Reliable Industries	Debt-to-income ratio:	11.23%
Length of employment:	< 1 year	Location:	Baton Rouge, LA

Home town:
Current & past employers:	Reliable Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Here is a list of the debts I would like to pay off with a consolidation loan: 1. Paypal - $500.00 - 26.99% - $25.00/mo 2. Paypal - $2,083.29 - 26.99% - $87.00/mo 3. GEMB Credit - $1,479.00 - 29.99% - $52.00/mo 4. Cap One LOC - $2,257.00 - 12.00% - $56.43/mo 5. Cap One MC - $592.89 - 22.90% - $17.00/mo 6. Cap One MC - $4,412.00 - 29.99% - $181.00/mo 7. Cap One Auto - $1,525.00 - 7.99% - $291.67/mo 8. Auto Repair Loan - $2,700.00 - 0.00% - $100.00/mo Total Amount of Debts: $15,548.00 Total Payments Before Consolidation: $810.10 New Payment with Consolidation: $379.00 paid off in 5 years ***Savings per month: $431.00!!!*** Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,980.00	Public Records On File:	1
Revolving Line Utilization:	50.80%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a consolidation loan, please provide the Balances and APRs of the debts you are consolidating? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. Thank you in advance.	Hi, I was hesitant about inputting all my account login/passwords on the above referenced link. Here is a list of the debts I would like to pay off with a consolidation loan: 1. Paypal - $500.00 - 26.99% - $25.00/mo 2. Paypal - $2,083.29 - 26.99% - $87.00/mo 3. GEMB Credit - $1,479.00 - 29.99% - $52.00/mo 4. Cap One LOC - $2,257.00 - 12.00% - $56.43/mo 5. Cap One MC - $592.89 - 22.90% - $17.00/mo 6. Cap One MC - $4,412.00 - 29.99% - $181.00/mo 7. Cap One Auto - $1,525.00 - 7.99% - $291.67/mo 8. Auto Repair Loan - $2,700.00 - 0.00% - $100.00/mo Total Amount of Debts: $15,548 Total Payments Before Consolidation: $810.10 New Payment with Consolidation: $379.00 paid off in 5 years Savings per month: $431.00 Thank you for your consideration.

Member Payment Dependent Notes Series 695720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695720	$4,200	$4,200	14.91%	1.00%	March 21, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695720. Member loan 695720 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Atlantic Southeast Airlines	Debt-to-income ratio:	2.63%
Length of employment:	1 year	Location:	Lamar, SC

Home town:
Current & past employers:	Atlantic Southeast Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,408.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just to clarify the purpose of the loan. You are employed at Atlantic for a little over a year and want to take flight lessons?	I work at Atlantic Southeast Airlines as a ramp agent. I have always want to be a pilot. But always ran out of money. Now that I am approve for the loan I can complete my training and get paid to fly instead of paying to fly.

Member Payment Dependent Notes Series 695913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695913	$10,800	$10,800	15.65%	1.00%	March 17, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695913. Member loan 695913 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	VIP Honda	Debt-to-income ratio:	21.35%
Length of employment:	2 years	Location:	Somerville, NJ

Home town:
Current & past employers:	VIP Honda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I am just looking to start new and pay off these loans so that I can actually see what I am working for. I know a lot of people look for loans to do frivalous shopping, but I am looking to get back on my feet and any help is appreciated. Thank you Borrower added on 03/09/11 > I am currently working full time and I have been at this Job for almost two years. It would really be nice to say that I am not working just to pay bills, and once they have been taken care of I can actually breath. I want to thank all the lenders in advance because I have tried so many different options without any luck. So thank you.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,438.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Oh wow..There is Discover $3,279.06 - $63-$68 mo Sears $796.04- $30 HSBC $1,192.69 - $30 Bank Of America $1,689.48 - $39 Bill me later $861.11 - $35 Raymour & Flannigan- not sure about $1800 and last payment was for $160ish , and other small bills that are close to being paid off.
What do you do at VIP Honda?	I am an Internet sales representative
What are your monthly expenses?	Rent, car payment, insurance, phone bill, water bill, cable, electric and credit cards
What are the AMOUNTS for your monthly expenses?	Rent $895, Cable $100, Car Pay $292, Insurance $161, water $45, electric: Varies, Phone $115 Discover $3,279.06 - $63-$68 mo Sears $796.04- $30mo HSBC $1,192.69 - $30mo Bank Of America $1,689.48 - $39mo Bill me later $861.11 - $35mo Raymour & Flannigan- not sure about $1800 and last payment was for $160ish and other small bills that are close to being paid off.

Member Payment Dependent Notes Series 696020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696020	$22,300	$22,300	18.99%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696020. Member loan 696020 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	wssc	Debt-to-income ratio:	10.64%
Length of employment:	5 years	Location:	pasadena, MD

Home town:
Current & past employers:	wssc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	31
Revolving Credit Balance:	$22,187.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
loan purpose?	To buy a 27 foot rinker boat
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our total loan that we owe on our house is 219000, but our house was appraised at 450000. We added a second story a few years ago and updated the entire house. We only left one room not touched. We added four feet to the length off the house as well. No we do not owe any HELOC
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) demands are rarely successful. Advantageous to accept an 80 or 90 percent ($18 - $20K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. I am a relocation manager for the water company in Prince Georges county an Montgomery county, I look over plans to see if the relocations are possible, I do all the billing for these jobs. Along with any complications that may accure. 2.No it does not include my wifes income or any partner. 3. My total household income is mine is 7124.00 per month and other that will include my wife's is $660.00 plus tips from the american legion were she bartends than she is a subcontractor that brings in roughly another 2000.00 monthly. so the total between both would be 9784.00 per gross monthly. 4. I intend to keep the loan for at least three years if not the full five years 5.Yes I would still be interested in a partial loan as well
WSSC Relocation Manager, Me again, received your reply, thanks. Rinker boats QUALITY built, TOP of the line, seemingly last FOREVER. But like some wives, high mainentance beauties. (Smile!) Best of luck that your loan quickly funds, and with with your future boat purchase. Lender 505570 U S Marinen Corps Retired, Va Beach, VA	thank you for everything
Please verify your income with Lending Club (support@lendingclub.com), and I will be happy to help fund your loan. Thanks!	I faxed my w2 and my last two pay check stubbs over yesterday morning
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	I faxed over my w2 and my last two pay check stubbs to them yesterday morning thank you

Member Payment Dependent Notes Series 696025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696025	$10,000	$10,000	9.63%	1.00%	March 18, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696025. Member loan 696025 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hostway Corporation	Debt-to-income ratio:	16.15%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Hostway Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I am currently saving up for my wedding and, coupled with the high interest rates on older credit cards, I have been unable to save for the wedding and pay off my credit cards at an acceptable rate. Outside of the credit card debt I am attempting to consolidate, I have a car payment and student loans which I can handle.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,658.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Hi, thank you for your considerations. I hope you don't mind that I am being a bit generic regarding the actual names of the credit cards. Here are the details you have requested: Bank CC: - $3000 - 29.99% - $250/month Retail CC: - $2000 - 20.24% - $100/mo Visa CC: - $2300 - 27.24% - $100/mo Mastercard CC: - $1200 - 25.24% - $100/mo Vehicle Dealer Loan: - $12,900 - 8.19% - $353/mo Student Loans: - $13,500 - 6.54%/mo - $140/mo I will be paying off all of my high interest credit cards off with this loan, as well as paying down some of the principal off of my vehicle purchase. The majority of this credit card debt was incurred while fresh out of school, and due to the high interest rates coupled with the cost of living (and some savings) I have been unable to pay off most of this debt. In order to avoid accuring more debt, I have focused on setting savings goals for large purchases, and will avoid impulse buying of unnecessary items. I have also started to save for a wedding, and the reason I am pursuing a consolidation/loan to handle my debts is so that I can pay off the high interest credit cards, thereby reducing monthly payments and increasing monthly savings. I have been employed by my current employer for close to five years (started in June of 2006), and am stable in this position. I am making my way up the "corporate ladder" so to speak, and do not foresee any sudden changes to my employment status. I hope I was able to answer your questions satisfactorily, and thanks again for the loan consideration. Please let me know if you have any further questions.

Member Payment Dependent Notes Series 696150

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696150	$9,300	$9,300	5.79%	1.00%	March 21, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696150. Member loan 696150 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,567 / month
Current employer:	Destination Hotels and Resorts	Debt-to-income ratio:	8.17%
Length of employment:	2 years	Location:	Rancho Palos Verdes, CA

Home town:
Current & past employers:	Destination Hotels and Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > To Whom It May Concern, After reviewing my credit, you will see that we don't miss payments. My wife will be having some surgery in a month, and the entire amount will be used to fund this procedure. I have a stable job that has also indicated to me a raise in the next few weeks, with also the possbility of moving to a different job for an increased salary. Thank You

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,963.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 696160

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696160	$22,250	$22,250	20.48%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696160. Member loan 696160 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	State of Arizona	Debt-to-income ratio:	20.66%
Length of employment:	10+ years	Location:	Ajo, AZ

Home town:
Current & past employers:	State of Arizona
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > We are starting a retail business in the internet. We need the loan to pay credit cars debts incurred with the business. Thank you very much for your help so far.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	19
Revolving Credit Balance:	$27,813.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, What will you be using funds for? What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st , 2nd and any home eq.? Thanks	I will be using the funds to star a retail business in the internet. I don't know the exact value, but it's over 80,000. We don't owe anything on the house.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes, I do. 2. I don't have a mortgage. 3. I don't know for sure, but it's over 80,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes, I do. 2. I don't have a mortgage and don't owe anything on it. 3. I am not sure, but it's over 80,000.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	We already sent the last two stubs from my paychecks plus last year's W-2 form. Do you need more than that?
What will you be selling over the internet? Do you have experience with that product? What sort of retail business management experience do you have?	I will be selling camping equipment and relating outdoor gear. Yes, I have experience. I have years and years with Boy Scouts. My wife will be selling musical instruments in another website. She plays classical guitar.

Member Payment Dependent Notes Series 696174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696174	$10,000	$10,000	11.11%	1.00%	March 17, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696174. Member loan 696174 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,700 / month
Current employer:	San Bernedino County	Debt-to-income ratio:	2.46%
Length of employment:	2 years	Location:	riverside, CA

Home town:
Current & past employers:	San Bernedino County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > By qualifying for this loan i will be purchasing equipment for a medical dispensary. I will b a part owner in this new buisness. I am currently a care taker for a family member, which i do threw the night. so this new direction will not interfere with my job. my husband is a formen in a construction company which he has been with for 10 years. We have no major payments. We own our vehicles.... i am always on time making our payments.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,173.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696182

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696182	$16,000	$16,000	16.02%	1.00%	March 21, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696182. Member loan 696182 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	general atomics	Debt-to-income ratio:	7.48%
Length of employment:	5 years	Location:	palmdale, CA

Home town:
Current & past employers:	general atomics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,133.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additional household income not listed above?	Not that I can claim, my wife and I are split up so I can't claim her income
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $160,000, and the value is at about $180,000
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	$6900.00 @19% $200 mo $2000.00 @23% $100 mo $4200.00 @21% $140 mo $3500.00 @18% $180 mo I will most likely keep the loan full term, and I will keep my cards open for emergencies
What do you do at General Atomics? What are your monthly expenses? Please verify your income with Lendingclub as this will increase your chance of becoming fully funded.	I am a technician, I build engines, and work in quality control, I am fully vested in my company and have worked there for over 5 years, My rent, utilities, and food are $400 a month, my credit card, car payments are $420 a month, and I spend $100 a month for gas

Member Payment Dependent Notes Series 696230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696230	$7,500	$7,500	5.79%	1.00%	March 21, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696230. Member loan 696230 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	C.E. Electronics Inc.	Debt-to-income ratio:	27.60%
Length of employment:	8 years	Location:	BRYAN, OH

Home town:
Current & past employers:	C.E. Electronics Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Loan is to consolidate a student loan and two credit cards into a single monthly payment, allowing to save money for a home purchase within the next 5 years or so. I have a Bachelor's degree, and am currently working towards a Master's degree. I have a stable job which I've been at for over 8 years.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,176.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 696256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696256	$15,000	$15,000	10.00%	1.00%	March 17, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696256. Member loan 696256 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,447 / month
Current employer:	Department of Justice	Debt-to-income ratio:	6.41%
Length of employment:	1 year	Location:	Arlington, VA

Home town:
Current & past employers:	Department of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I plan to use these funds to pay off debt that was primarily accrued during my collegiate days. By paying off this debt, I will have more mobility regarding where I wish to direct my funds. I want to purchase a condo and want to be debt free when I apply for a mortgage. I also want to start investing more to build my wealth vs. just preparing for retirement. I am an excellent borrower. My credit rating is quite high due to the fact that I do not miss payments and always pay more than the minimum. I utilize mint.com to track my expenses and ensure that I stay on budget; I have a financial planner, a savings account, an IRA, a 401k and a play money account so that I may live within my means, but save for my goals. My job is in Human Resources where I work to access, recruit and process highly specialized talent. It is quite stable due to the nature of the position, the need to access/process the type of applicant, the difficulty in attaining access to the orgnization and my private industry experience in recruitment and retention.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello and thank you for taking interest in my goal of becoming debt free. 1. I am a Human Resources Specialist with my employer. Briefly, I am a program manager working with various regional and national recruiters to process a specialized group of applicants in the federal space. I also work on various projects ensuring that my organization is saving money and applying federal laws while targeting, accessing and retaining that specialized talent. Projects include: Veterans' Preference training and application, skill identificaton, testing and more. 2. I am single, i.e. no significant other. My income is my own. 3. I anticipate re-paying the loan within 20 - 24 months. At the outside, 27 months. Again,thank you for your interest. Please let me know if you require additonal details.

Member Payment Dependent Notes Series 696335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696335	$10,000	$10,000	14.17%	1.00%	March 17, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696335. Member loan 696335 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	JCpenney	Debt-to-income ratio:	8.58%
Length of employment:	1 year	Location:	ALlen, TX

Home town:
Current & past employers:	JCpenney
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > I have been paying my credit cards on time. This time when I realized one of my cards had to be paid,I realized the APR had increased become 3 times as much as it was during the 'intro' period. I did not know it was an intro period and expected the APR to remain the same.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,091.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your question. I owe $168,000. My home value is $220,000.
It shows that you have 21k in revolving credit debt. Can you please list each debt by account, balance and apr. It also shows you applied for credit twice in the past 6 months. Can you explain the account type/reason. Thank you	I did purchase a car 4/5 months ago, seems like thats what it was that showed up as applying for credit. I have 10K on this card which has a high APR (27.99%) for which I have applied for this loan. The other ones are also credit cards ($6000) at 15.99% and $5000 at 6.99%
Can you list the debts (amounts) you are carrying and not just the ones you would like to consolidate? Any additional household income not listed above?	I have a business from which I get $2000 a month. I have 2 other credit cards totalling $10K besides the one I am applying this loan for. So a total of $21K

Member Payment Dependent Notes Series 696337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696337	$10,500	$10,500	16.02%	1.00%	March 18, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696337. Member loan 696337 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.96%
Length of employment:	9 years	Location:	Newport, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > This loan is to consolidate business debt and purchase bid/performance bonds for federal government contract work. Borrower added on 03/09/11 > We work with the county, state and fed on gov contracts. When you bid a job you must buy bonds. We don't work in the winter and have used our reserves due to emergencies. For example, we want to bid a Forest Service culvert replacement job. It is a $200,000 contract and bonds cost 3% of every $1000 before you can even start the project.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	60
Revolving Credit Balance:	$7,576.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes I am on the title. I don't have a mortgage and I don't owe anything. The house was appraised in 2009 for $323,000. I paid $165,000 in 2005 and have done a ton of work. The house in on the Yaquina River in Toledo, OR. I have a private contract on a lot that joins mine. The pay off is $25,00 due by 10/2012. I hope I answered all your questions. Thank You.
I funded this loan. However, you would get more interest in the loan if you explained your business and how the bid/performance bonds impact your income.	I have expanded my description. Thank You
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I think I already answered this, but I am on the title. I don't owe any mortgage. My daughter is on title also and her portion against the property is 131,000 and it was appraised in 2009 at 323,000. We bought it in 2005 for $165,000 and have done a ton of work. This property is 2ac on the Yaquina River. There is a lot next to this one that is connected via private contract. I have been paying on the private contract ($455mo) for five years and will need to pay it off (25,000) her prtionby 10/2013.
Please clarify "her portion against the property is 131,000". Is this referring to a note she has on the property??	Yes, we purchased the property together. I paid the down payment of 65,000 and have paid for all the improvements. Her vested interest is $135,000 total. Also I would like to add the all the business equipment is paid for (approx. value is $150,000 and my monthly mortgage is zero. The business is operated out of our home and the overhead is very low. Thank You

Member Payment Dependent Notes Series 696388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696388	$14,000	$14,000	15.28%	1.00%	March 21, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696388. Member loan 696388 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Northville Public Schools	Debt-to-income ratio:	14.59%
Length of employment:	10+ years	Location:	South Lyon, MI

Home town:
Current & past employers:	Northville Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > My job is very stable. I have been in the same job for 12 years as a tenured elementary teacher.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,830.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron -	I don't have any credit cards that I carry a balance on.
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Fourth Grade Teacher 2. No, that is my income alone. 3. Full term loan-5yrs 4. Not seeing a 4th question.
What is it you plan on using the requested funds for?	I have been saving money for about 4 months and have come up with $15,000 dollars. I plan to use this loan to fund a purchase of a pool for my family.
I receved your reply to my email; thanks. But your answer to Ron55's email question about existing credit card debts was: "I don't have any credit cards that I carry a balance on." That said, This is your actual condensed TRANSUNION Credit Report provided to lall enders with your loan application for funding: Member_887550's Credit History (Reported by credit bureau on 3/10/11) Credit Score Range: 780+ Earliest Credit Line 01/1994 Open Credit Lines 10 Total Credit Lines 28 Revolving Credit Balance $31,830.00 Revolving Line Utilization 41.30% Inquiries in the Last 6 Months 8 Accounts Now Delinquent 0 Delinquent Amount $0.00 Delinquencies (Last 2 yrs) 0 Months Since Last Delinquency n/a Public Records On File 0 Months Since Last Record n/a QUESTION: So what's the $31,830 Revolving Credit Balance shown on your TRANSUNION Credit Report ? Lender 505570 U S Marine Corps Retired	That is a home equity loan that no longer belongs to me. According to my court documents that loan is no longer my responsibility.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not currently own a home. The home that has my name on it I have no claim to. That home is currently for sale and according to court documents I am not responsible for any balance on that loan.
The prospective pool will be built at a home you don't own? Please explain.	The home in question belongs to my wife.
Just to clarify -- You want a loan to fund the construction of a pool on a piece of property in which you don't live in, have no legal claim to, and such property is currently listed for sale?	No. I live in the house. It is my wife's house. The house that is up for sale I have no claim to and do not live in. Two different houses.
Can you describe the circumstances of this second home a little more clearly? The situation seems strange to us investors, and I'm sure that if you gave some details that it would give everyone more confidence to invest and the rest of your loan will fund very quickly. What happened to this second home that both the house and home equity loan are no longer in your name?	Second home belongs to my ex-wife. The house is currently for sale. Due to the housing market the home could not be refinanced to remove my name. Court documents state that the home is not my responsibility. She received this in the settlement.

Member Payment Dependent Notes Series 696390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696390	$13,000	$13,000	10.37%	1.00%	March 17, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696390. Member loan 696390 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	Ganeinu Preschool	Debt-to-income ratio:	2.45%
Length of employment:	5 years	Location:	jacksonville, FL

Home town:
Current & past employers:	Ganeinu Preschool
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,330.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your service. 1) Director of Early Childhood Education. I oversee administrative in addition to educational aspects of the program. Manage staff and interact with families. 2) Income is my own. My husband's income is approx. 5k per month. 3) I plan on paying this loan off in 4-5 years. Thank you.
Value of home and amount owed? Fixed rate? HELOC? Will this loan pay the car off in full? Is this rate less than car company is offering? Thanks for amswering.	Value 275k Owe 250k heloc: none rate: 5% Will pay off vehicle entirely. Minivan is an expiring lease, I expected to be able to extend the duration of the lease, but they are not giving me that option.

Member Payment Dependent Notes Series 696484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696484	$10,000	$10,000	15.65%	1.00%	March 21, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696484. Member loan 696484 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	ceasars corp	Debt-to-income ratio:	3.28%
Length of employment:	8 years	Location:	north las vegas, NV

Home town:
Current & past employers:	ceasars corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > the loan is being used for multiple home impovement projects including kitchen and bath

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,676.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Vegas really got hit hard by the real estate crash. What is the current value of your home and what do you owe on it?	Right now we are about even. We owe and the value are both in the 150,000 range. We purchased the home when the market had already dropped so we are not hit taking a hit like most.
Hi, what is your total dollar amount of credit cards owed? Thanks, Ron	3200.00 total
HI, I'm interested in funding your loan, but I have a few questions first. 1) Loan title is pool? are you putting one in and doing kitchen and bath? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Actually the loan is for kitchen and bath. We have a list of home improvement projects we would like to complete and we were thinking of the pool when we first submitted this request but have decided that we will get a much better return out of investment on kitchen and bath upgrade.
Any additional household income not listed above?	Yes my wife's annual gross salary is $42,000.00
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the value and balance owed are both in the 150,000 range and we do not have a heloc. thank you
What do you and your wife do for a living?	i am a security manager at a major hotel casino and my wife works customer service for hearing impaired

Member Payment Dependent Notes Series 696537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696537	$18,000	$18,000	17.51%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696537. Member loan 696537 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,542 / month
Current employer:	Koch Supply & Trading, LP	Debt-to-income ratio:	23.16%
Length of employment:	1 year	Location:	Missouri City, TX

Home town:
Current & past employers:	Koch Supply & Trading, LP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1974	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	5
Revolving Credit Balance:	$25,007.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, For whom and for how long were your previous two employers? Thank you!	Previous: ExxonMobil Research & Engineering Co 6 years Next Previous Marathon Ashland Petroleum LLC 3 years Next Previous Ashland Petroleum Co 23 years
Why a delinquency 5 months ago?	What deliquency? We refinanced the house and had lots of issues with that process that caused us to be late paying the mortgage but I am not sure what deliquency you are asking about
How did you accumulate this debt? Also, what do you plan to do differently in the future?	Was out of work for a year taking care of parents and used debt instruments to survive while looking for work. Consolidate, cut expenses, pay down debt is Number 1 priority
Hello, What are the balances and APRs you want to refinance?	I received an email from Lending Club suggesting I apply for a new loan since I had managed the original loan so well. So I will pay off original loan, current balance after last payment about $11,300. That leaves about $6000. I will pay off a Visa credit card issued by my bank, balance about $4500, leaving $1500 to had pad my cash flow.

Member Payment Dependent Notes Series 696558

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696558	$13,000	$13,000	16.02%	1.00%	March 22, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696558. Member loan 696558 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Servpro of St. George	Debt-to-income ratio:	13.29%
Length of employment:	5 years	Location:	St. George, UT

Home town:
Current & past employers:	Servpro of St. George
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,521.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. Advantageous to accept 80 or 90 percent ($11 - $12K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible to relist unfunded $, or can list a new loan purpose and $ amount. Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My position is the general manager, i have been with the company since day one (5 years). I deal with daily operations including overseeing office staff, marketing department, estimating and field work. My gross monthly income does include my spouse, her monthly income is 2000 dollars. I intend to pay off the loan in 1-2 years. I am not concerned with receiving the full amount, i will be receiving a bonus with my company within the next month which could cover half of the loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe about 169,000. The market value is 180,000 on zillow.com and that does not include the upgrades in the home since purchase.
Do you already have a car picked out or are you going to use the funds to bargain a car?	I will use the funds to bargain for a car but have a few different options with low miles.

Member Payment Dependent Notes Series 696566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696566	$20,000	$20,000	18.25%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696566. Member loan 696566 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	northwest medical center	Debt-to-income ratio:	17.09%
Length of employment:	6 years	Location:	tucson, AZ

Home town:
Current & past employers:	northwest medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	42
Revolving Credit Balance:	$24,267.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 199.000 and value 150.000
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 357 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY because AON (ALL-OR-NONE) borrower demand rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan and pay off higher APR interest debts. After 6-months current payments, you're automatically eligible to relist unfunded $'s or list new loan purpose, $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. i am a registered nurse and total yearly income is 80.000. spouse is a teacher with yearly outcome of 30.000
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Type your answer here. used credit cards for home improvements.. once consolidated, will attempt to not use credit cards or minimally
Hi, I'd like to ask for some more information before determining whether to fund your loan with my personal funds. (1) What is your brief job description? (2) Have you taken any steps to stop incurring new debt? (3) Please list all your debts by balance, interest rate and monthly payment (i.e. $5000@20% - $100). (4) Which debts will be paid using this loan? (5) What is your mortgage balance, mo. payment and approximate value of your home? Thank you.	Type your answer here. registered nurse nad mortgage payment is 1560 monthly
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. 4) What do you do for Northwest Medical Ctr? 5) App lists $6,667/ month income, Is that household income? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. work at northwest medical center as a registered nurse. been a rn for 20 yrs. been at nmc 6 yrs. 80.000 yearly
Hello, Could you list the balances and APRs you wish to refinance? Also what steps are you taking to limit future accumulation of credit card debt?	Type your answer here. yes the title of my home is in my name..... made lots of home improvements. done
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Type your answer here. the title is in my nane 197,000 is what i owe. the current value is 150,000 i believe. my mortgage is 1560$ monthly
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	Type your answer here. i already sent 3 pay stubs to lenders club. my annual income is 80.000
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. 25,000 in credit card debt due to house improvements.. will pay everything off
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo). IMPORTANT, DO NOT OMIT APR'S! Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	Type your answer here. 25,000 in credit card debt with 23% apr. will pay off credit cards and limit use. had lots of incured expensed with major renovations and home improvement. plan to keep loan 5 yrs... or maybe less
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 197,000 is what i owe...title is in my name and market value is 150,000 i believ
What do you do at Northwest Med Center, and how long have you worked there?	Type your answer here. a registered nurse and have been here 6 yrs. 2 yrs prior to that was ay nmc for a year as a rn travaler. been an rn x20 yrs
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	Type your answer here. title is in my name and the balance is 197,000. maket value is 150.000 ?
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Type your answer here. pay stubs already faxed to lenders club... 80,000 yearly income
Hello - May I ask what you do at Northwest Medical Center? Also, would you please list your current debts (non mortgage) and their associated interest rates? Thank you!	Type your answer here. registered nurse... credit card debt of 25,000 apr 23%
Please list the loan amounts and interest rates which you will be consolidating.	Type your answer here. 20,000 with an interest rate of 18%
Hello, can you give a brief description of what you do at northwest medical center? Thanks.	Type your answer here. a registered nurse on neurology floor. am a clinical nurse leader
Can you detail the debts that you want to pay off with your Lending Club loan ? Please state specifically who they are to and the APRs. Thanks. Also, can you explain the deliquency from 42 months ago?	Type your answer here. consolidate credit card debt apr 23% . 42 months ago had some medical bills incured from my husband. he was not working at that time...har times. he is now working
What do you do at northwest medical center?	Type your answer here. registered nurse
Hi borrower, I hope you get this quickly so you can reply in a timely manner and get funded. The investors want to see your numbers. Meaning cc#1; AMX; $15K, at 220/mo, etc. This is a financial service. We need to see your numbers to know if this loan will enable you to pull yourself out. Also, if a person can't tell me how much they owe and to whom I get the feeling they may not know. If they don't know, then they are not ready to handle my money. I just thought you may wish to know where the investors are coming from. I wouldn't buy stock in CocaCola if I didn't know what they did there . . . right? We need to know what your financials are. Your budget and what credit cards you will be paying off. Remember we don't know you. We won't know you if we pass you on the street. I could talk to tomorrow in the grocery store and not piece you together with your financial information here. I hope you get your loan funded :)	Type your answer here. owe 25,000 in credit card debt due to home improvements and major renovations. will consolidate credit card debt.... i pay 800 or more monthly on credit card debt. interest rate averages 23% this loan will allow me to pay off credit cards and then have 1 payment to lenders club 510 monthly at an 18%
I did not see your answer to Q above "1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo)" -- please provide answer here. If you think you already did, please humor an old woman and reassert it here. tx	Type your answer here. owe 25,000 in credit card debt with % interest rate 23% chase visa 7000, amx 3800 nursing visa 2000, bank of america visa 9000, loan from lenders club 20,000 5 yrs at 18%

Member Payment Dependent Notes Series 696568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696568	$9,600	$9,600	13.80%	1.00%	March 17, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696568. Member loan 696568 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.35%
Length of employment:	3 years	Location:	Jamaica, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Now that I am in a secure place financially I would like to pay off my debt ASAP!

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,602.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you clarify your employment and debt situation. Thanks	I have some debt from college and various credit cards. I am an independent contractor with a highly successful pet services company in Queens, NY, as well as a freelance wedding photographer.
What are the interest rates, balances, and min payments for the debts you will be consolidating with this loan? Also, could you please list a monthly budget? Thanks.	The interest rates are all around 18-27%. I am consolidating 4 credit cards, the minimum payments, which I have no problem paying come out to only about $200/month. What I want to do with this loan is pay them back much faster than I have been, and have everything on one bill, with a lower interest rate of course. I just moved into an apartment where the rent is $150/month less than what I was previously paying so that helps as well.

Member Payment Dependent Notes Series 696646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696646	$4,000	$4,000	13.80%	1.00%	March 22, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696646. Member loan 696646 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	tyco electronics	Debt-to-income ratio:	14.29%
Length of employment:	2 years	Location:	stuart, FL

Home town:
Current & past employers:	tyco electronics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$46,843.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my first mortgage is 105,090.77, the HELOC is 33,751.39. Zillow says $122K on the market value, but I think that's a low estimate. In any case, I have two 5 acre lots in O'Brien, FL that would go for at least $25K each and a building lot in Palatka, FL. I am by no means upside down in real estate.

Member Payment Dependent Notes Series 696682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696682	$14,000	$14,000	7.29%	1.00%	March 21, 2011	March 22, 2014	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696682. Member loan 696682 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	18.65%
Length of employment:	3 years	Location:	Hilton Head Island, SC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,974.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debt you will be consolidating, amounts and interest rates, thanks.	Two credit cards (one is $9,000.00 and the second is $5,000.00). Both are at 14% interest.
There's a verified income of $10K but with no employer and 3 years of employment. Can you please explain your income source and its reliability? Also, why was the loan request relisted?	I am self employed. Previous listing was fully funded. Lending club did not realize they had received my email with their required information of 2 years of tax returns. It was their error but I had to relist laon request.
What exactly do you do (your occupatiom) as "self=employed"? How many months/years were you making $10K/month?	Owner of a housekeeping company. Company is 28 years old and I have owned company for 3 years.

Member Payment Dependent Notes Series 696757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696757	$15,000	$15,000	10.37%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696757. Member loan 696757 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	TRI-KES, Inc.	Debt-to-income ratio:	16.61%
Length of employment:	10+ years	Location:	San Diego, CA

Home town:
Current & past employers:	TRI-KES, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	55
Revolving Credit Balance:	$130,105.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list your liabilites?	I have a rental property with a mortgage and a HELOC. I also have 2 credit cards, 1 with a 25% interest rate, which is why I am trying to get this loan. Thanks for your interest! Please feel free to ask any other questions you may have.

Member Payment Dependent Notes Series 696817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696817	$10,000	$10,000	10.37%	1.00%	March 22, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696817. Member loan 696817 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Moody Jones Ingino and Morehead	Debt-to-income ratio:	4.19%
Length of employment:	10+ years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	Moody Jones Ingino and Morehead
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	70
Revolving Credit Balance:	$8,389.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe in detail the purpose of this loan.	To assist with costs associated with ending a long-term relationship: moving expenses, debt consolidation, transportation.
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Citicard, $7,000.00. 11.9%, $140.00 min pmt, however, receiving gift from family member to PIF Macy's AmEx, $2,000.00. 13.9%, $95 min pmt however, receiving gift from family member to PIF
Thanks for your answers. What is your job and how stable is it? Are you saying that your credit cards will be paid in full, and that this loan will not go toward any of your debt? Your loan description and previous answer indicated that at least some of it will go toward debt consolidation. Please clarify how the loan funds will be spent.	I am the IT/Collections Manager of a law firm, and have been employed at the same firm for 13 years. My position is very secure... The credit card debt I listed is debt under my name only. I have shared debt of approx $5,500, not in my name, as it is in my ex's name, but I want to leave the relationship with clear conscience. Also, will need to defray costs of moving out (rent deposit, utilities deposit, furniture, movers, etc)
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I appreciate the confidence in me that you and the other investors are expressing. I understand the concern you may have about being paid back. However, my excellent credit history allowed me to also be approved for a longer term loan as well, but chose the shorter term/larger payment loan to demonstrate my committment to repaying the investors back quicker. Again, thank you for your assistance. I will not let you, the investors, or myself down!!

Member Payment Dependent Notes Series 696841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696841	$12,000	$12,000	15.28%	1.00%	March 18, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696841. Member loan 696841 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	City of Los Angeles	Debt-to-income ratio:	13.52%
Length of employment:	10+ years	Location:	Claremont, CA

Home town:
Current & past employers:	City of Los Angeles
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/08/11 > Funds are for remodeling my new home to my family's taste, such as flooring, paint, and some new furniture. I am an excellent borrower and have never been late nor defaulted in any of my loans. I have a very stable law enforcement job for the past 23 years. This loan's low monthly payment is managable and within my budget. Thank You.

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,674.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I purchased home on 2/17/11, my balance is $499K; a VA Loan, the current home value is about the same as the loan amount. I do not have a HELOC.
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My Current Position is Police Detective Supervisor. My Gross Income is solely mine. My wife's income is much lower under $10K (She's not applying for this loan). I plan to keep loan for 5 years for now, but maybe 3-5 years.
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments?	Monthly: Mortgage, 2,755.00 car & Insurance, 500.00 credit cards, 725.00 Utilities, 210.00 Food, Aprox. 300.00 Cell Phone, 160.00 My wife has no debt.
Your credit report shows a balance of $36,674. Can you please describe what debts are in that? Thanks	I'm assuming that my credit report would indicate who I owe to and how much, so without looking at my report, I think that's for my 2 credit cards, car loan, costco.

Member Payment Dependent Notes Series 696897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696897	$12,375	$12,375	14.91%	1.00%	March 22, 2011	March 22, 2016	March 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696897. Member loan 696897 was requested on March 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Missouri Division of Youth Services	Debt-to-income ratio:	22.90%
Length of employment:	< 1 year	Location:	Springfield, MO

Home town:
Current & past employers:	Missouri Division of Youth Services
Education:

This borrower member posted the following loan description, which has not been verified:

The sole purpose of this loan will be to pay off the credit cards that have been hanging over my head for years. I have been a faithful customer and have never once missed a payment on a debt, but high interest rates have kept them nearly impossible to pay off. I got in trouble back in college before I knew what damage credit cards could do, and haven't been able to dig my way out. I recently cut up every credit card I had; this was an amazing feeling! I have a B.A. in Psychology and am currently employed by the state of Missouri as a Youth Specialist. I work in a moderate security treatment center to help rehabilitate young men who have had some trouble with the law. I love my job and plan to stick with it as a career. I also substitute teach for the local public school system on the days that I don't work at the treatment center, which is a nice bit of additional income. I hope to get rid of my credit cards so I can buy a house before too long. My girlfriend (soon to be fiance) would like me to have control over my credit situation before we move in together, so I am hoping this will be one of the solutions! Thank you so much! Borrower added on 03/09/11 > One final note: I have watched Dave Ramsey's DVDs and am already following his suggestions. I used my tax return to pay off my two credit cards with the lowest balances. This loan will be used for the remainder. I will add about $75 to the minimum monthly payment of this loan, which is what I was paying on those other two. This should expedite the payoff process. Borrower added on 03/15/11 > Okay, another note: I had my student loan payments reduced and I will be throwing the difference at this loan as well, which should mean an additional $80 a month. Again, I am incredibly serious about getting rid of my credit cards. This needs to happen. Thanks!

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,881.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for the welcome! To answer your questions: 1) My official title is Youth Specialist II, which is professional work in a 4-6 month treatment program for delinquent youth committed to the custody of the Missouri Division of Youth Services with the Department of Social Services. In short, I maintain the security of the youth in the facility and help implement individual and group treatment plans. 2) The gross income listed does not include anyone else's income, just mine. If including my girlfriend's income, we gross about $58,000 annually. 3) I will say I am expecting to take 3-4 years, but I am going to do everything I can to pay it off sooner. Thank you!

Member Payment Dependent Notes Series 696966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
696966	$4,000	$4,000	7.29%	1.00%	March 18, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 696966. Member loan 696966 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	General Investment Authority	Debt-to-income ratio:	25.38%
Length of employment:	1 year	Location:	Flushing, NY

Home town:
Current & past employers:	General Investment Authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,487.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697042	$7,475	$7,475	5.42%	1.00%	March 18, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697042. Member loan 697042 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,375 / month
Current employer:	Digital Monitoring Products	Debt-to-income ratio:	26.70%
Length of employment:	5 years	Location:	Springfield, MO

Home town:
Current & past employers:	Digital Monitoring Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I will use these funds to consolidate my debt and save some money with the lower interest rate. My wife and I are two weeks into Financial Peace University and we are determined to get out of debt. I have worked at the same job for 5 years plus I have a second job that I have held for 3 years. I'm determined that this will be the last loan that I ever need. From now on, Cash Rules!

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,948.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amounts owed on the debt you wish to consolidate?	The current interest rate is 14.9% and the amount I wish to consolidate is $7400. As you can see, with the LendingClub loan, there will be great savings in interest for me after consolidation. Thanks for your interest!
Good Luck!! CASH RULES!	Thank you!

Member Payment Dependent Notes Series 697058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697058	$11,850	$11,850	11.11%	1.00%	March 21, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697058. Member loan 697058 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Yeshiva University	Debt-to-income ratio:	24.60%
Length of employment:	9 years	Location:	Bronx, NY

Home town:
Current & past employers:	Yeshiva University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > As a single mother of two who is hoping to one day have a beautiful home; through this rough economy and thankfully having a job, I am on the road to being debt free. I am very responsible and need a few investors to believe in me and help me see this dream through. You will not regret it. I humbly thank all investors for their time and assistance. Borrower added on 03/09/11 > Additional Notes: I'm not going into this "blind"- I have done a few things: 1) This total will ELIMINATE "9" credit cards 2) Even through rough times I have ALWAYS paid my bills on time, 3) I have created a 2 YEAR BUDGET utilizing Microsoft Excel - this budget includes this anticipated loan monthly payment. I hope that all investors see my dedication to repayment as well as being financially responsible and obtaining a debt free future. Borrower added on 03/10/11 > I'd first like to thank the 25 investors that have decided to give me a chance. I assure you, you won't be dissappointed. I'd gladly accept any questions to reiterate my reliability. Thank you. Borrower added on 03/16/11 > I am overwhelmed that 118 investors thus far, have invested in me on my guide to becoming financially debt free! I do not have the words to express my gratitude and I humbly appreciate all of your support. Borrower added on 03/18/11 > I am truly in awe of all the investors that are supporting me. Please note that I have every intention on repaying this loan back before the 5 year term agreement. This loan means so much to me and my family, and it is truly and hopelessly needed. Once again I send my gratefulness to all investors and The Lending Club.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,145.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. I live in a co-op building and I have no mortgage. 2. Yes, all documents are in my name. 3. No HELOC 4. Since it is a cooperative building each unit is priced differently. In 2007 my apartment's estimated value was at $99,000. I utilized zillow.com but it will only assess the value of the entire building. 5. I've lived in my home for 12 years and I've been on the board of directors for 8 years. I hope this answered your questions in a satisfatory manner.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Credit Card Amount Owed APR% Monthly Payment Brylane 514.68 24.99 25 Chase 1447.29 20.24 42 Bk of America1464.51 21.99 42 Discover 3656.66 20.24 84 Raymour 1454.00 24.76 76 Kohls 729.44 21.9 23 Home Depot 476.14 21.0 16 Walmart 540.81 22.0 23 JCPenney 960.00 22.99 46 Total owed 11243.53 Mnthly Paymt. 377 I copied and paste this chart from the Excel Budget sheet that I have created, ALL of these credit cards would be paid off. As you can see the monthly payment and the APR percentages that Lending Club is offering is far less in every aspect! I plan on closing ALL the cards. I know it will hurt my credit but this is my means of being disciplined, debt free and financially stable. I'm currently emplyed at Yeshiva University as a Secretary for the graduate school of psychology, next month will make 10 years. I sincerely appreciate all investors that are willing to invest in me. It is truly an overwhelming feeling and I hope to one day return the favor of helping another individual through The Lending Club gain their financial freedom. I hope I have thoroughly answered your question and please feel free to send any questions that would better help you trust in my reliability. Thank you once again.
No question.. just thought you might want to check out yodlee.com or mint.com for managing your finances. Both are free. I use yodlee myself, which saves me a lot of time and reduces stress as well, but others prefer mint. Good luck to you and your family.	Thank you for your suggestions and I will check out both sites. All help is gladly appreciated.

Member Payment Dependent Notes Series 697232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697232	$16,000	$16,000	16.02%	1.00%	March 22, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697232. Member loan 697232 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	National Film Network	Debt-to-income ratio:	11.10%
Length of employment:	6 years	Location:	Annapolis, MD

Home town:
Current & past employers:	National Film Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I plan to use the funds to consolidate all of my credit card debt into one loan. That way I'll have a set payoff date, regular monthly payments and I'll be able to start saving money at the same time! I care very much about my credit and always pay all my bills on time. I've never missed a payment or ever been late! My job is very stable as I'm an accountant and have been working at the same company for the last 6 years. I'm currently paying $906 a month towards my credit cards. With this loan, I'll save $516.74 of that amount and be able to put it into a savings account!

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,459.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amounts owed on the debt you wish to consolidate?	Below please find the current interest rate and amount owed on each of my credit cards that I wish to consolidate: CC#1 - $635.79 @ 24.99% CC#2 - $917.54 @ 17.99% CC#3 - $1,744.57 @ 17.24% CC#4 - $1,825.35 @ 11.49% CC#5 - $1,859.06 @ 17.24% CC#6 - $2,147.96 @ 9.24% CC#7 - $3,057.33 @ 14.24% CC#8 - $3,981.70 @ 18.99% Total: $16,169.30
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	1) I'll list the minimum payment due on each card; I pay more than the minimum payment on each as simply paying the minimum payment means that I'll be debt free in 10+ years! CC#1 - $635.79 @ 24.99% - $30 CC#2 - $917.54 @ 17.99% - $25 CC#3 - $1,744.57 @ 17.24% - $34 CC#4 - $1,825.35 @ 11.49% - $38 CC#5 - $1,859.06 @ 17.24% - $34 CC#6 - $2,147.96 @ 9.24% - $32 CC#7 - $3,057.33 @ 14.24% - $65 CC#8 - $3,981.70 @ 18.99% - $85 Total CC Debt: $16,169.30 Total Minimum Payments Due: $343 I have no other debts. 2) Once I receive this loan, I plan on paying off all my credit cards and keeping them paid off. I haven't used them in months (use my debit card for everything) and don't plan on using them again. 3) The loan is a 5 year loan so that's the maximum amount of time that I'll have it. I'll most likely try to pay it off within 3 to 4 years.
Are you sure you want to refinance debt with a lower APR using a loan with a higher APR (ie the 9.24% and 11.49%)? That will just end up costing you more money.	Yes, I am sure... I honestly think that in the end it would end up costing me more if I do not consolidate all my credit card debt into one loan. Even though some of the APRs are a little lower than the loan APR, will I have those debts completely paid off in the next 5 years without consolidating? I'm not sure. I would much rather pay off all my credit card debt now with this loan and never have to stress about how and when I'm going to pay off my credit cards again.
Would you consider paying of the loan amount early with the additional monthly payment savings you are receiving?	Yes, I am considering paying the loan off early with the money I'll be able to save monthly.

Member Payment Dependent Notes Series 697233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697233	$3,625	$3,625	6.92%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697233. Member loan 697233 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,700 / month
Current employer:	Ransom Memorial Hospital	Debt-to-income ratio:	29.19%
Length of employment:	6 years	Location:	pomona, KS

Home town:
Current & past employers:	Ransom Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,067.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please lists the amounts and interest rates of the debts that you are planning to consolidate with this loan? Thanks.	Commerce bank 11% interest $ 3,650

Member Payment Dependent Notes Series 697250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697250	$11,550	$11,550	11.11%	1.00%	March 22, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697250. Member loan 697250 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	Presely Petroleum	Debt-to-income ratio:	14.83%
Length of employment:	2 years	Location:	Laguna Hills, CA

Home town:
Current & past employers:	Presely Petroleum
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Funds will be used for wedding expenses. My fiancé and I are responsible homeowners and I'm more than confident in repayment of this loan. I have never been late or missed a payment in my life. I work very hard and credit worthiness is extremely important to me. Thank you.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,742.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697521	$8,400	$8,400	10.37%	1.00%	March 18, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697521. Member loan 697521 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.63%
Length of employment:	n/a	Location:	Eustis, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I plan to use this loan for legal fees. My net monthly income is $6196.51. I am presently retired. I would be a good borrower because I pay my bills and am never late paying I guess my credit report would verify that

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1981	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,348.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us a little more about what the legal fees will be paying for?	Type your answer here.It will be for my daughter who is handicaped,whellchair bound, who's husband just deserted her without any notice but a phone call. I live in Florida and I have neighbors helping her with food, doctors appointments, etc. She lives in Connecticut and I will be there sometime Saturday until whenever to assist her with her needs.

Member Payment Dependent Notes Series 697523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697523	$8,400	$8,400	15.65%	1.00%	March 18, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697523. Member loan 697523 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,487 / month
Current employer:	cdcr	Debt-to-income ratio:	3.52%
Length of employment:	3 years	Location:	citrus heights, CA

Home town:
Current & past employers:	cdcr
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > My wife left one night i was at work. I own my house and have bills over due and just need to get ahead I have two kids and a steady job. I have been working overtime but im just too far behind. I also plan on outting up a wall in my house to seperate two rooms so i can get a roomate to help pay. Then fix my commuter car to save money on gas each month. Going to also pay of all credit card debt i currently have which only amounts to $3000.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,532.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additonal household income not listed above?	No additional income.
PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget.	I plan on using the loan to eliminate my credit cards to get back on my feet. My wife left me with the house bills overdue and plan on getting a roomate starting in april and have mandatory just need a picke me up to get me through. overtime at my work. I am building a wall in my house to separate the rooms for a roomate.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I purchased the home June 2010 and it was valued at $178,000 I owe just under $169,000

Member Payment Dependent Notes Series 697526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697526	$8,000	$8,000	10.00%	1.00%	March 17, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697526. Member loan 697526 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,730 / month
Current employer:	Adler Fels Winery	Debt-to-income ratio:	2.89%
Length of employment:	5 years	Location:	Santa Rosa, CA

Home town:
Current & past employers:	Adler Fels Winery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > I have been maintaining payments to a credit card that are about the same amount as the payments I will be making on this personal loan should I receive it, so this will not be a financial burden. I also intend to make extra payments whenever possible. I mainly want this personal loan, not just for debt repayment and an emergency fund, but also so that I will have a bit of variety in my credit history since practically everything on it are credit cards...

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,579.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 697648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697648	$8,000	$8,000	16.77%	1.00%	March 17, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697648. Member loan 697648 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.57%
Length of employment:	n/a	Location:	Sharpsburg, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > Start up expenses for marketing, equipment, payroll.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	73
Revolving Credit Balance:	$1,530.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description. What is the source of your income and for how long? Who was your prior employer and for how long? If your loan is not fully funded, will you accept partial funding of 60% or more?	I previously was employed in the Refining & PetroChemical industries for over twenty years. I co-owned a national contractor service company, (TriStar PetroServ, Inc.) based in Houston, TX that grew from start up to over $18M in four years. I sold my interest in that company in 2006 and eventually moved to Atlanta, GA to assist another service company, (Don Miller & Associates, Inc.) in the same market to grow its business in the Southeast. I retired from that business in December 2010 and elected to invest in a business in Carrollton, which is a surburb community west of Atlanta. I have significant service, management and business experience. I have invested $170,000 in start up expenses for this business to date. I have receivables due in April in excess of $400,000, however construction & start up costs have zapped my operating expenses and conventional financing is not favorable because we are a start up. We opened in early Feb and business has been meeting expectations, however cash flow is not anticipated to overtake our construction deficate for up to six months and I am interested in securing enough operating capital to weather that timeline. I will consider all offers.
Is this loan being taken out in your name (with your Social Security # tied to it) or is it a loan request using your new startup company's federal tax ID? If this startup venture of yours were to fail and you were to default on this loan, would your personal credit be damaged or would it be all the "company's" responsibility? As you can imagine, if this loan is yours and your personal responsibility, lenders will be more inclined to fund your loan. Recall that the only leverage lenders have on Lending Club is the fact that borrowers in general care very deeply about damaging their credit score. Other than that, loans are completely unsecured and lenders are assuming a fair amount of risk. I intend to verify your response with Lending Club, so I thank you in advance for your honest response.	These funds will be utilized in my business, however because my company is a start up conventional funding is problematic. I will personally guarntee this loan, which is why I have submitted utilizing my personal information, (I have identified my SSN, not my FID). My personal net worth should be sufficient to satisfy a guarntee to an investment prospect.
If your loan is not fully funded, will you accept partial funding of 60% or more?	I will consider all offers presented.
What is the nature of the business?	Restaurant/Music Venue.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My balance is $346,000 & Market Value is appox $475,000.

Member Payment Dependent Notes Series 697664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697664	$10,000	$10,000	11.11%	1.00%	March 17, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697664. Member loan 697664 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Premier 94 Trucking	Debt-to-income ratio:	10.32%
Length of employment:	7 years	Location:	HANOVER, MN

Home town:
Current & past employers:	Premier 94 Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,785.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Maybe I missed this, but what will you be using the loan for?	to buy a boat and pay off another loan.

Member Payment Dependent Notes Series 697891

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
697891	$15,000	$15,000	13.80%	1.00%	March 18, 2011	March 23, 2016	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 697891. Member loan 697891 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	usps	Debt-to-income ratio:	24.70%
Length of employment:	10+ years	Location:	bowie, MD

Home town:
Current & past employers:	usps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,646.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 238,000 owed and a recent appraisal of 320000
Is your credit report mistaken? It shows a $93K revolving credit debt, but that it's only 16% of your revolving line utilization. Are you REALLY mired in unsecured loans equivalent to almost 2 years of your salary, and do you REALLY have access to revolving credit of around $580K? And if so, how did you get that high a limit with only 12 open credit lines? I'm interested in funding your loan, but I've never seen such a strange credit report on Lending Club, and it gives me pause. And if those numbers are accurate, I don't think a $15K loan will "get rid of all debt".	Type your answer here.that seems a bit strange to me too! there is a first and second mortgage which totals 238000 the second is approximately 83000 the first is at 4.75 and the second at 4.125 it was appraised a few months ago at 320000 this loan will be used to combine and get rid of all debt except for the house this would then be the only expense, which is the goal - after this 5 year plan the home can then be paid off

Member Payment Dependent Notes Series 698016

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698016	$5,000	$5,000	7.29%	1.00%	March 18, 2011	March 23, 2014	March 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698016. Member loan 698016 was requested on March 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Triage Consulting Group	Debt-to-income ratio:	0.50%
Length of employment:	1 year	Location:	San Jose, CA

Home town:
Current & past employers:	Triage Consulting Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Starting a business in California is expensive. Prior to even opening our doors, we will have spent about $1,500 in forming our LLC, obtaining necessary licenses/permits, and obtaining necessary business documentation. As we are looking to build our sales team, we will be encountering more costs with business insurance, workers' comp/disability, and other related items. This small loan will help us cover the upfront costs of starting and growing our business in the rapidly expanding cleantech sector.

A credit bureau reported the following information about this borrower member on March 9, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$338.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698081

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698081	$7,000	$7,000	6.92%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698081. Member loan 698081 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,478 / month
Current employer:	Transportation Security Adminstration	Debt-to-income ratio:	26.51%
Length of employment:	4 years	Location:	Honolulu, HI

Home town:
Current & past employers:	Transportation Security Adminstration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > To pay off Credit Card debt. Borrower added on 03/12/11 > I want to pay off my debt fast so I'm able to provide more to my daughter. Borrower added on 03/12/11 > I'm currently holding two jobs. One with the Government FT for 4 years while the second one PT for 6 years. Borrower added on 03/12/11 > I currently have an excellent record in paying what I owe. You will not be disappointed investing in me.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,119.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698084

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698084	$17,600	$17,600	10.74%	1.00%	March 18, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698084. Member loan 698084 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,840 / month
Current employer:	Wackenhut Services, INC.	Debt-to-income ratio:	18.51%
Length of employment:	8 years	Location:	Tonopah, NV

Home town:
Current & past employers:	Wackenhut Services, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I have never been late on any payments, home, vehicle, credit card, etc..

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,135.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I am consolidating my debt. Tired of the credit card company raising my interest rate for no reason when I have never missed a payment. Just trying to make things easier.
Hi. I have the following question that will make me comfortable in terms of investing in your loan. Can you list the debts that you want to consolidate detailing balance owed, APR and min payment? Thanks. Pepe	I owe 14,000 on a credit card where I have gone from 6.99% to 18.99% in the past two years for no reason. I have payed the card off twice and have never missed a payment. The company stated because of todays economy they were raising my interest rate. With two cards and a small loan from the bank for a honeymoon last year I pay a combined minimum balance of $580 a month. Never missed a payment just want to lower the interest rate and pay it off the smart way not giving the credit card company all my money for being a good customer.
What is the current interest rate and amounts owed on the debt you wish to consolidate?	One card has raised to 18.99% and the other 16.99%. I have never been late on a payment and have never defaulted. In the past two years both cards interest rates have raised over 10% due to todays economy.
Is the title to your home in your name? What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure)	My home is in my name and my balance is 71,000. I am not sure what the current market value is. I live in a small town but we have not been hit by the housing value decrease as Las Vegas.
What is Wackenhut Services, INC. and what do you do there?	It is a Security Service and all I can say is I provide security services.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	$5,800 monthly net. Mortgage $600, cars $680, utilites $150. Two credits cards both at %18.99 and one small loan at 8.0%. Just trying to put everything in one payment with a lower interest rate. I have never been late or missed a payment for anything. The credit card companies now adays just like to raise your interest rate to cover their losses from the ones who do not pay.
Please provide the value of your home from zillow.com as asked previously. Thanks	In 2007 I paid 75,000 for my home. since then I have put in hardwood floors, tiled the bathrooms, and repainted the interior. I have also revamped the whole yard with walkways, grass, trees, and storage sheds. I have not had the house appraised since all the work has been done.
I would like to help out wiht your loan. Please remember that it is everyday people helping you out and not some big bank that will just get bailed out when you default. Help us help you :) hope your loan goes great and everything works out for the best!	Thank you. I won't let anyone down.
Hi, I am trying to get a handle on your monthly cash flow/budget. Using your answers so far, I see you have a net income of $5800 and total expenses of $2010 per month leaving $3790/mo. unused. While I understand your disgust with the CC companies & their high rate, I am curious as to why you don't apply this leftover cash to pay down your debt in 5 months or so rather than taking on this 5 year obligation? Also, do you have any other monthly expenses not listed above such as: Health insurance Car insurance Life insurance Retirement plan contribution(s) Taxes etc. Finally, can you tell us what changes you have made to your spending habits to keep you from adding additional debt in the future once you have received this loan? Thanks in advance for your answers.	I apologize for the wrong information. gross 5800 and net 3800. I do have extra money each month but my wife has multiple sclerosis and i like to keep some extra in the bank for unforseen doctor bills. This has worked so far without having to get behind. I do pay health insurance and a 401K. I apologize for kind of holding back, but I don't like to give out my whole life to everyone I do not know. I do appreciate your assistance.
In one answer you said that one of your credit cards was at 18.99% and the other is at 16.99%. In another answer on the same day you said that both were at 18.99%. Which is it?	I apologize, they are both at 18.99%. I guess that is the standard rate to stop at when you raise someones rate for being an reliable customer. Thank you for catching the misinformation.

Member Payment Dependent Notes Series 698092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698092	$8,000	$8,000	11.11%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698092. Member loan 698092 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,322 / month
Current employer:	NYULangone Medical Center	Debt-to-income ratio:	11.08%
Length of employment:	9 years	Location:	Bronx, NY

Home town:
Current & past employers:	NYULangone Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,134.00	Public Records On File:	1
Revolving Line Utilization:	76.60%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: Reason for Chapter 7/13 Bankruptcy Filing 96-months ago? a-n-d Final disposition? TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. Lending Club does not allow cosigners. After funded, borrower income qualifies promissory note that must be issued. But Is OK for another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Current position with employer? (Brief job description.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	2 death in my family. discharge. Monthly income$3,013.94. Working in a Pediatric Cancer Center, I received the patient, checks vital, drawing blood. Make assestment for every situation and patient.

Member Payment Dependent Notes Series 698171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698171	$10,000	$10,000	7.29%	1.00%	March 21, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698171. Member loan 698171 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Symbiont	Debt-to-income ratio:	10.99%
Length of employment:	4 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Symbiont
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,674.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 698231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698231	$7,000	$7,000	12.68%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698231. Member loan 698231 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Atc healthcare	Debt-to-income ratio:	13.58%
Length of employment:	< 1 year	Location:	LAGRANGE, GA

Home town:
Current & past employers:	Atc healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Going through a divorce and wanting to consolidate bills and have one monthly payment

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,686.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 698265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698265	$6,250	$6,250	6.92%	1.00%	March 18, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698265. Member loan 698265 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Nutrisystem	Debt-to-income ratio:	13.05%
Length of employment:	4 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Nutrisystem
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > A Contractor rececently advised us that there is some mold growing in our basement. I do not have the lump sum to pay for the work but I can more then afford the payments...

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,689.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 698436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698436	$12,000	$12,000	14.17%	1.00%	March 18, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698436. Member loan 698436 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Robichaux ford	Debt-to-income ratio:	16.31%
Length of employment:	10+ years	Location:	thibodaux, LA

Home town:
Current & past employers:	Robichaux ford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > debt consoldation

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,258.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	i do have a spouse but he is not going to be on the application he is self employed
What is the current interest rates and amounts owed on the debt you wish to consolidate?	the rates vary from 13-24%

Member Payment Dependent Notes Series 698463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698463	$9,600	$9,600	10.74%	1.00%	March 17, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698463. Member loan 698463 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Ultimate Staffing (for DIRECTV)	Debt-to-income ratio:	0.26%
Length of employment:	2 years	Location:	Pacific Palisades, CA

Home town:
Current & past employers:	Ultimate Staffing (for DIRECTV)
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$772.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	I recently paid off the remaining balances on my student loan and credit cards. At this point, I have no outstanding debt. Hopefully, this should be reflected in my excellent credit score.

Member Payment Dependent Notes Series 698464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698464	$9,600	$9,600	14.17%	1.00%	March 17, 2011	March 27, 2014	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698464. Member loan 698464 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	edison chouest offshore	Debt-to-income ratio:	14.27%
Length of employment:	7 years	Location:	las vegas, NV

Home town:
Current & past employers:	edison chouest offshore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I'VE working as a merchant mariner in the oil industry for over 7yrs the job id stable.The reason for this loan is the lower interest and I can consolidate my bills. In other words make it easier.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$8,641.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	American General 4,151.88,22%Car dealer2,099.05,23%capital one 2,099.05,24.99%total9,648.16 usually payments are350.,300.,300. I just want to save on a fair interest rate and have one bill whhich makes it easier..
Thanks for your answers. What is your job and how stable is it?	I work as a merchant mariner on a supply vessel that transports any thing from drilling pipes to food to oil rigs in the gulf of mexico.
Hi, I look forward to helping with your loan. Could you tell us more about your past delinquency?	SO far I am doing good and paying more than regular payments.Past delinquency probably were tough times of illness in the family.

Member Payment Dependent Notes Series 698526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698526	$7,000	$7,000	9.63%	1.00%	March 21, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698526. Member loan 698526 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,983 / month
Current employer:	city of charlotte	Debt-to-income ratio:	14.21%
Length of employment:	4 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	city of charlotte
Education:

This borrower member posted the following loan description, which has not been verified:

Buying a Camper for Family camping.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	39
Revolving Credit Balance:	$24,242.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698531	$10,000	$10,000	5.79%	1.00%	March 21, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698531. Member loan 698531 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	agate construction	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	mayslanding, NJ

Home town:
Current & past employers:	agate construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698536	$10,500	$10,500	11.11%	1.00%	March 21, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698536. Member loan 698536 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	LightPointe Communications	Debt-to-income ratio:	9.62%
Length of employment:	6 years	Location:	SOLANA BEACH, CA

Home town:
Current & past employers:	LightPointe Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I'm a dependable borrower with a very good credit score/history. I've never made a late payment on any loan or revolving account. I've been at the same job, as an IT professional, for over 6 years.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,684.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, what will you be using the money for, is this a debt consolidation loan	Correct. Taking on this loan will not increase my financial burden.
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. ================================================ The L.C. community wants to fund loans, and this basic information helps tremendously. We are real people investing our savings, retirement funds and kid's college education money - we're not a faceless bank or large corporation. We put our trust in you to pay your loan back. Thanks in advance! ================================================	Thanks for your question. I understand your interest and your concern. Here is the info you requested: CC1: bal $5347 min $106 rate 12.24 CC2: bal $4751 min $98 rate 12.24 CC3: bal $243 min $20 rate 14.99

Member Payment Dependent Notes Series 698545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698545	$7,000	$7,000	5.79%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698545. Member loan 698545 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Volt Management Corp	Debt-to-income ratio:	14.44%
Length of employment:	10+ years	Location:	Anaheim, CA

Home town:
Current & past employers:	Volt Management Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > This load is to pay off a personal loan and to pay off some other credit debts. Borrower added on 03/10/11 > xxx

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,147.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 698547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698547	$9,000	$9,000	13.80%	1.00%	March 21, 2011	March 27, 2016	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698547. Member loan 698547 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,103 / month
Current employer:	Jefferson County Comission	Debt-to-income ratio:	12.41%
Length of employment:	3 years	Location:	Harpers Ferry, WV

Home town:
Current & past employers:	Jefferson County Comission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > Majority of the money for debt consolidation. Possibly some small home maintenance/ repairs. And if there is money left over then it will go towards the purchase of a motorcycle in the future.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,781.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additional household income not listed above?	Yes. I live in a two story home with my girlfriend that includes a full finished basement that is currently being rented as an apartment and I receive monthly rental income from the apartment in the amount of $680. The apartment was completed in December 2010 and my renters moved in on January 15th and have made two on-time consecutive payments so far. I have not considered my girlfriends income as part of my income although she is employed and does help out. My monthly income includes my full time job and my rental income. Thank you for your question and I hope this has helped.
Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	First off thank you for your question and I am happy you asked because I have actually read one of your other quetions to another borrower and I just wanted to say that you made this process more clear while asking that borrower a question than I could find on the website. Now to answer your three questions. Brief job description. - I work for the assessors office (local county government) employer is Jefferson county comission. My job is to work outside of the office meeting with tax payers on their parcel to collect data about their home and land in order to value the property (tax appraiser). Answer Two. No, my gross monthly income does not include my girlfriend/partners income. OUR yearly gross income is $65660. Answer three. I plan to pay this loan off within one year pending the sale of my house. It is important to know that I am not anywhere near underwater on my mortgage and have quiet a bit of equity therefore I have no pressure to sell, so I will not sell until I get what I'm asking for the house. That means the house will stay on the market for quite a while. I'm guessing a year/ year and a half. Maybe longer. I also wanted to add that one of my lines of credit is for our furniture and I am only a co-signer for that and my girlfriend pays that bill every month since she wanted the new furniture. Sorry about the extreme depth of details but I want to answer these questions fully so that everyone understands clearly. Again, thank you for your question and I hope it has helped.
What is the current interest rate and amounts owed on the debt you wish to consolidate?	The current interest rate is (APR 25.99%). The debt for that card is $8,379 with a minimum monthly payment of $218. Which is why I asked for $9000. That card is a home depot card. That debt was obtained due primary to me finishing my basement into an apartment (which is paying off) and from building my house in 2008. The other debt is a radio shack card with a balance of $402.93 and an interest rate of (APR 23.85%) and a minimum monthly payment of $13. And once you do the math you find that there won't be much money left over for home maintanence and I might as well forget about a motorcycle. Thank you for your question and I hope this has helped.
What do you do at Jefferson County Comission?	The jefferson county comission is the local government officials that run our county, its elected officials, and our counties budget etc. I work for the jefferson county assessors office who's budget, and my salary is controlled by the county comission. To clear it up the county comission is my employer but my boss is the county assessor. My job is to meet with tax payers at their homes and collect data for the assessors office. Any person owning property in our state pays taxes against the value that the assessors office gives their property. I am one link in the chain of coming up with each years property values for the county. My title is tax appraiser or data collector, depending on what state you reside in. Thank you for your question

Member Payment Dependent Notes Series 698636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698636	$20,000	$20,000	13.06%	1.00%	March 21, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698636. Member loan 698636 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,900 / month
Current employer:	local 322	Debt-to-income ratio:	4.17%
Length of employment:	10+ years	Location:	grenloch, NJ

Home town:
Current & past employers:	local 322
Education:

This borrower member posted the following loan description, which has not been verified:

home improvement

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$479.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Type your answer here. 0 credit card balance 3700 loan through 102 credit union
Hello, What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st,2dn and any home eq.? Thanks	Type your answer here.155000.00 no HELOC no 1st or 2nd
What is it you plan on using the requested funds for?	Type your answer here. pool for my little girl with autism and remodel 2 rooms in our home
What is the value of your home by Zillo or appraisal? How much do you owe on your home 1st, 2nd and any home eq.? Thanks	Type your answer here. i owe 155000.00 bought house 4 years ago for 209000.00 no 2nd or eq i believe zillo appraisal is 178000.00
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Type your answer here. 0 credit card 3700 through 102 credit union
Why was this loan relisted?	Type your answer here. first time with lending club didnt really know what i was doing
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	Type your answer here. i am a journeymen pipe fitter and welder half of the time i am a foreman for my company i also have medical gas certification local 322 falasca mechanical i believe largest contractor in nj i have been with them 10 years spouses income not included my yearly gross is 88000.00 made 88833.45 last year I will probably send an even 500.00 a month to pay off loan not sure what i will do if only 60 percent funded havent decided yet first time with lending club i own home total amount i owe is 155235.01 no 2nd or HELOC 0 CREDIT Card balance 3700 i owe to 102 credit union I faxed my pay stubs over on 3/12/11 two days latter my loan was approved by credit review staff sorry about my response taking so long getting home late and not real fast on computer thank you
i just added to your loan. good luck.	Type your answer here. thank you for your time

Member Payment Dependent Notes Series 698839

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698839	$8,500	$8,500	10.37%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698839. Member loan 698839 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	n/a	Debt-to-income ratio:	18.87%
Length of employment:	10+ years	Location:	Plainfield, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > Would like to purchase a Caterpillar Skidsteer. As I own a construction /trucking small buisness. Thanks Borrower added on 03/10/11 > Hi, I would like to purchase a Skidsteer for my Buisness. Construction / trucking Thanks

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$146,762.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please have your income verified by Lending Club. Given the details of your loan application, many lenders will be much more willing to loan you money once income verification has been completed. Thank you.	I am in the process. Thanks

Member Payment Dependent Notes Series 698849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698849	$10,000	$10,000	5.79%	1.00%	March 18, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698849. Member loan 698849 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Bullitt County Public Schools	Debt-to-income ratio:	15.96%
Length of employment:	7 years	Location:	Louisville, KY

Home town:
Current & past employers:	Bullitt County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I want freedom from my credit cards! I amassed this credit during college when my student loans fell through and I needed to finish my Masters. I'm ready to pay off this debt without ridiculously high interest rates. Dedicated to repayment with a steady job as a library media specialist in a middle school. Invest in me!

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,172.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 698923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698923	$7,000	$7,000	5.42%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698923. Member loan 698923 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Broadridge Financial Solutions, Inc.	Debt-to-income ratio:	2.16%
Length of employment:	8 years	Location:	Bay Shore, NY

Home town:
Current & past employers:	Broadridge Financial Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,982.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 698952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698952	$9,000	$9,000	10.37%	1.00%	March 18, 2011	March 24, 2016	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698952. Member loan 698952 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	RCGroups.com	Debt-to-income ratio:	12.25%
Length of employment:	3 years	Location:	Aurora, OH

Home town:
Current & past employers:	RCGroups.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/10/11 > I am requesting a loan to purchase a more fuel economic vehicle. The car I am purchasing is very well maintained and is being purchased from a trusted friend. Most traditional car loans have a 5 year cut off for the age of the vehicle, this car is a 2003 model with fairly low mileage . I am very diligent with my bills, and my credit score reflects this. Borrower added on 03/11/11 > Just to let any potential investors know, Today 03/11/2011 I have been checking my bank account to follow the account verification process, but there has been no small deposit from Lendingclub. As soon as it hits my account I will update the verification. Borrower added on 03/12/11 > Saturday 3/12/2011, there has been no withdraw request from Lendingclub in my checking account. I will continue to check daily! Borrower added on 03/14/11 > Lendingclub finally withdrew a tiny amount from my checking account and I was able to verify my bank account today!

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,583.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, interested in funding your loan but would want to know what it is you do for a living and also where the revolving balance of 16K comes from. Thanks!	Greetings, I am a system administrator for the worlds largest radio control online hobby community/ forums.I provide content, handle the advertising (our revenue) and update the sites on a daily basis. I have worked in this position for three years. Up until this past December,the majority of the revolving credit was due to the fact that I was using my personal credit card for business expenses. I was reimbursed monthly for my charges,this shows as a large revolving credit line on credit reports. I now have a company credit card for my business expenses. My current personal CC debt was a result of a divorce. (In Ohio, any family debt gets handed to the husband.) Right now, I have two credit cards with balances. One card has a balance of $9,604.56, and the other card has a balance $7,493.86 (as of today.) I have been paying around $600+ a month to each card. I fully expect to have those cards paid off in two years. Besides these cards and my Mortgage I have no other debt. Let me know if you have any other questions. Thank you for taking the time to review my request.
You said that you currently pay around $600/month on your credit cards and expect to have them paid off in two years. After those two years, what do you plan to do with that $600?	After I pay off the credit cards that were left to me by my ex-wife, I intend to rebuild a decent savings account. I am a fairly disciplined saver during normal circumstances.

Member Payment Dependent Notes Series 698976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
698976	$12,000	$12,000	7.29%	1.00%	March 22, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 698976. Member loan 698976 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,700 / month
Current employer:	US AIR FORCE	Debt-to-income ratio:	17.05%
Length of employment:	10+ years	Location:	elmendorf afb, AK

Home town:
Current & past employers:	US AIR FORCE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I'm a military member for over ten years. Just trying get a better rate to consolidate my credit cards.

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,181.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Just trying to consolidate my credit card debt.
What is your rank in the military? What are the interest rates and amounts of the loans you are consolidating? How quickly do you anticipate paying off this loan?	I am an E-6. The rates range from 12.99% thru 19.99%. I plan to pay them off within 3 years.
How many years have you been in the military?	Just over 10 years.

Member Payment Dependent Notes Series 699015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699015	$6,000	$6,000	5.79%	1.00%	March 17, 2011	March 24, 2014	March 24, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699015. Member loan 699015 was requested on March 10, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Roscoe Rock and Sand, Inc.	Debt-to-income ratio:	25.52%
Length of employment:	3 years	Location:	Pecatonica, IL

Home town:
Current & past employers:	Roscoe Rock and Sand, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,056.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	I have three credit cards that have balances that have an APR higher than 14.99%. When I did my taxes this year with Turbo Tax they had an advertisement for Mint.com. I decided I would try it out to help me manage my money better and work on getting my credit card debt reduced. Within that program, I set reducing my credit card debt as my number one goal. This was one of the options the program suggested and I decided it was the best plan for me. The money I save on finance charges will be used to help me reduce my debt. That is the dream I am trying to create!

Member Payment Dependent Notes Series 699264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699264	$10,000	$10,000	7.66%	1.00%	March 18, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699264. Member loan 699264 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	City of Pittsfield	Debt-to-income ratio:	0.56%
Length of employment:	10+ years	Location:	Pittsfield, MA

Home town:
Current & past employers:	City of Pittsfield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,821.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what will you use funds for?	to pay my state tax bill.
What is the value of your home according to zillow.com? Also; what is the total amount of all mortgages and encumbrances on this home? Thank you. IBEW 595 retired.	I know nothing about zillow.com. I owe around $95,000 on my mortgage to Wells Fargo and there are no other liens to the property. Value at last assessment for re-mortgage about three years ago was $180,000.

Member Payment Dependent Notes Series 699356

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699356	$11,200	$11,200	5.79%	1.00%	March 21, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699356. Member loan 699356 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Parsippany Board of Education	Debt-to-income ratio:	15.78%
Length of employment:	9 years	Location:	Parsippany, NJ

Home town:
Current & past employers:	Parsippany Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I plan to consolidate credit card debt and a private education loan. I always make the payments on time, and have never missed a payment on any of my obligations. I have been employed full-time at the same employer for over 9 years.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,305.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debt will you consolidate with this loan? Thank you.	Hello, I will consolidate credit card balances and a private education loan.

Member Payment Dependent Notes Series 699449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699449	$4,000	$4,000	6.92%	1.00%	March 22, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699449. Member loan 699449 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Toray Composites America	Debt-to-income ratio:	10.91%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Toray Composites America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > New Industrial Engineering graduate from Georgia Tech needs money to move from Atlanta to Tacoma, Wa. I will start work on March 28 for a carbon composite company making prepreg materials for the aircraft industry. Money will go to transportation, utility and rental deposit, and towards a used car.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,814.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699558

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699558	$4,000	$4,000	5.79%	1.00%	March 18, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699558. Member loan 699558 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	Crossmark	Debt-to-income ratio:	12.55%
Length of employment:	1 year	Location:	Wildomar, CA

Home town:
Current & past employers:	Crossmark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > I don't have a lot of debt. Less than 5000 dollars. Looking to use this loan to bring what debt I have down to a manageable amount which would be under 1000 dollars.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	72
Revolving Credit Balance:	$4,425.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699588	$3,000	$3,000	7.29%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699588. Member loan 699588 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,229 / month
Current employer:	Yulex Corporation	Debt-to-income ratio:	7.12%
Length of employment:	2 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Yulex Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Money to be used to help purchase a motorcycle.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,477.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 699661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699661	$8,400	$8,400	17.14%	1.00%	March 17, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699661. Member loan 699661 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	JPMorgan Chase	Debt-to-income ratio:	7.86%
Length of employment:	4 years	Location:	Baldwin Park, CA

Home town:
Current & past employers:	JPMorgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Debt Consolidation of credit card with high APR. Borrower added on 03/11/11 > I just relocated from New York to California. I had some high expenses that I didn't have in NY. ex: a car Borrower added on 03/12/11 > My debt to credit balance is only around 46%. (balance: $7,500 compared to credit limits of $16,000) Its mainly one card with a 29.99% APR that the balance doesn't seem to go anywhere. Borrower added on 03/15/11 > Thank you to the investors thus far for helping me with this personal loan. I really appreciate it.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	48
Revolving Credit Balance:	$10,703.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	The loan is debt consolidation of a credit card with a high APR of 29.99% from my own company. Chase maxed out the APR's on OLD Washington Mutual Credit Cards. Car & Insurance - $500 Rent - $450 Utilities - $45 Cell Phone - $75 DirecTV - $45 Food - $235 Dog - $100 Other - $100 Total - $1550 plus this loan payment of $210. (2) credit cards - Balance: $7500 (Consolidate) with payments of $260 a month total. (mininum) And yes, the loan is sufficient to cover those balances.
Did JPMorgan Chase pay for your relocation?	No they did not as it was a personal decision. My fiance lived here in L.A. Thanks for your question.

Member Payment Dependent Notes Series 699668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699668	$25,200	$25,200	15.65%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699668. Member loan 699668 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,022 / month
Current employer:	n/a	Debt-to-income ratio:	12.00%
Length of employment:	n/a	Location:	Highland, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > plan to pay off all debt which my new payment with you will still be $200. less a month!!have an excellent payment record on all debts,have income of $1,000 extra on rental house.retired from State of California with 30 yrs in service..permanent income..Thanks

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	80
Revolving Credit Balance:	$20,499.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your retired position from your former employer State of California? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I retired from State of California as a Supervising Correctional Counselor ll...(30 yrs) rank between Lt. and Capt. in Correctional system..Household monthly gross $9020..spouse included..Loan repayment ..full term 3yrs...will accept partial funding..
For EACH debt you plan to pay off with this LC loan, please provide full info [Lender, Amount, RATE, MinPaymt for EACH loan, itemized]. Also, please explain reason for wanting to pay higher interest on each loan for which that is applicable. Thanks.	Bank of America Visa-$9,758.63 bal. 23.24%..$288. min payment.. Bank of America Visa-$4,674.11 bal. 18.24%..$110.00.min payment. Nissan Corp.-$11,210 bal...$410.00 monthly payment 8.29% HFC -$2,821.23 bal...$61.00 min.pay...23.98% Target Visa-$1,094.59 bal.$33.00 min pay..25.24% Shell Oil- $1,252.71 bal..36.85 min pay..24.99% Home Depot-$727.00 bal..$22.00 min pay..%25.99% These are minimum monthly payments only..we always pay more on each..TOTAL..$960.85 In our situation consolidating at 15.65% just makes sense..LC payment with light at end of tunnel..$881.61
Hello. Could you please give details (Balance, interest rate, minimum payment) on the debts you plan to pay off with this loan? Please explain why report shows debt of $20,500 and you are looking to get $25,200. Good luck with funding.	Good afternoon..these questions have been answered and should be on my loan request..if you are interested please check..Thank You for your time and interest..
Since this is a debt consolidation loan, for each debt you have please list the amount you owe, interest rate, and amount you pay monthly. Also, indicate which debts you will and which debts you will not be paying using this loan.	Please note these questions have been answered and should be on my loan request profile..will be paying all I can on debts with funding..Thank You for your time and interest..
You make a great sum of money and so does your wife so why did you get to this pplace? Was it due to overspending or emergency, etc?	Like many of us in these times a little of both..

Member Payment Dependent Notes Series 699751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699751	$15,000	$15,000	19.36%	1.00%	March 21, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699751. Member loan 699751 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	martin's pharmacy	Debt-to-income ratio:	5.74%
Length of employment:	3 years	Location:	ellicott city, MD

Home town:
Current & past employers:	martin's pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > son broke his nose severely and insurance wont cover reallignment,thank everyone for their support.unexpected cost,will pay back promptly Borrower added on 03/15/11 > My mortgage is $368,000 and my house was assessed at $600,000 2 years ago.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	6
Revolving Credit Balance:	$548.00	Public Records On File:	1
Revolving Line Utilization:	60.90%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have 1 mortgage which is all I owe on my home,it is for $368,000 and the house was worth $600,000 2 years ago.May have dropped a bit but definitely worth still $550,000 or more.Thanx.Have a good day.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Lending Club has copies of my paychecks including deductions for the past few weeks and my w2 from 2010 showing I made $121000 last year.
Pharmacist, Welcome to Lending Club. I'm interested helping finance your loan. My ONE question is: ONE: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	No more than 2-3 years unless unforseen costs arise,thank you
Please explain the delinquency.	The delinquincy was because I got 1 month behind in my mortgage due to a miscommunication with my wife and.one had thought the other had paid it.we didn't realize it til we got our next bill.

Member Payment Dependent Notes Series 699789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699789	$7,000	$7,000	16.02%	1.00%	March 21, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699789. Member loan 699789 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	GE Asset Intelligence	Debt-to-income ratio:	1.92%
Length of employment:	< 1 year	Location:	richardson, TX

Home town:
Current & past employers:	GE Asset Intelligence
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Currently Living at home with parents while I go to school. Income is from a GE company. I work full time and pull in 2400 a month, paying only 750-825 a month in bills. I recently bought a miata rolling chassis and am in the process of building it up to be a trackday car for autocross events in the Dallas area. Instead of dumping all my money into it I decided to get a loan, however I quickly realized the traditional loan industry wont finance a car they see as gutted/poor condition. (much lie classic/muscle car financing). Then I found lending club, read some pretty good reviews and signed up. Interest rate is a little high but I cant complain. Borrower added on 03/15/11 > Heres a little more information on my financial situation. I have a car loan I financed 3.5 years ago for $18,000. I am in the home stretch on that loan, and have about 6 more months of payments due. My payments are $396.00 a month. My insurance is full coverage (required by financing bank for car listed above) with everything on it so those payments are $186.00 a month. My phone bill is $70.05 a month. My parents bought a 2 story house in a Dallas suburb and offered to let me live at home while I go to school. I offered them $100.00 to $150.00 a month for helping me out and feeding me etc My schooling is payed for by the company I work for. Thats it. My income after these payments is around $1300.00. In 6 months after my first car is payed off, my income after all bills paid will be about $1800.00. Hope that helps anyone considering funding me. Thanks

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,315.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please show how this payment fits into your budget. What are you purchasing?	I currently make around 2400 - 2800 a month doing IT work for GE. I have a car note for 396.00 a month, insurance for 187.00 a month, and a phone bill for 70.05. My family recently bought a semi-large house in Dallas (about 5 years ago). I live with them for now while I go to school. They charge me 150 a month in rent, food provided. the money I use on school is somewhere around 500 every 3 months. I have 7 months left on my car payment. I am using this money to build up a older style Miata. It needs somewhere in the ballpark of 7 to 8 thousand in parts and around 4 thousand in labor. I figured I would just take a loan out instead of paying it all in pocket. I left myself a little room to buy by borrowing 14k. It is being built up for autocross. All bills/gas paid I still have anywhere from 700 to 1200 a month leftover.
Hi, I look forward to funding your loan. Do you mind if I ask how old you are? Also, what is your school major, and what is your intended career after graduating? When do you intend to graduate?	I am 24 years old. I have an Associates in computer science and am working on certifications at the moment. The schooling my job pays for is for certificate training. My next class is in April for Symantec Certified Specialist. My employer pays for everything except the actual test's I take to get the cert. My intended career is to either be a network administer or a specialist in networking security. I am also working in the field right now doing what I want to learn so everything is working out great. I plan to continue my education and get my Bachelors at some point but currently need to work on catching up with certs. I already have my CompTia A+, CCNA, and MCSE. I got the CCNA and A+ in high school. Hope this answers your question!

Member Payment Dependent Notes Series 699790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699790	$6,000	$6,000	18.62%	1.00%	March 18, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699790. Member loan 699790 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Banner Health	Debt-to-income ratio:	4.29%
Length of employment:	7 years	Location:	Chandler, AZ

Home town:
Current & past employers:	Banner Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	19
Revolving Credit Balance:	$935.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome to Lending Club. I'm interested helping finance your loan. My FOUR questions are: ONE: What is your position with current employer? (B-R-I-E-F job description) TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. THREE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? FOUR: Provide brief description what is Renewable - Green Energy project this $10K loan is intended to fund? (FYI: Renewable - Green Energy Loan Category does NOT remotely refer to green color U S CASH Currency that some borrowers mistakenly think.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I am a Respiratory Therapist. I perform breathing treatments and an array of other duties for patients. My income does not include that of a spouse because I don???t have one. My yearly income is 57k I absolutely do not plan on letting this loan go full term; I just want the benefit of a lower payment. I plan to pay the loan off in 1-2 years. I was confused like many of the other people by the term "Green". There are two purposes for this loan. The first is to help increase my credit score so that I can get a good loan for a house. (Which I plan to get in 2 years which is why I plan on paying the loan off within 2 years) The second reason is so that I can get new furniture and a new fridge for my rental home.
loan purpose? what is banner health and what do you do there?	I am a Respiratory Therapist. I perform breathing treatments and an array of other duties for patients. Banner Health is the largest hospital in AZ with 13 locations in Arizona alone. The particalar location I work for is Banner Desert, their website is www.bannerhealth.com. There are two purposes for this loan. The first is to help increase my credit score so that I can get a good loan for a house. (Which I plan to get in 2 years which is why I plan on paying the loan off within 2 years) The second reason is so that I can get new furniture and a new fridge for my rental home.
Why did you have a delinquency 19 months ago?	Im not sure what your reffering to I dont have my credit report in front of me. I think that was because I forgot to make a payment on my student loan but I have since caught it up. That was almost 2 years ago.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	Thank you! I just sent over my information

Member Payment Dependent Notes Series 699803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699803	$3,000	$3,000	15.28%	1.00%	March 21, 2011	March 25, 2016	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699803. Member loan 699803 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,223 / month
Current employer:	n/a	Debt-to-income ratio:	1.23%
Length of employment:	n/a	Location:	Waseca, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	57
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 699896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
699896	$10,000	$10,000	15.65%	1.00%	March 17, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 699896. Member loan 699896 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Wegmans	Debt-to-income ratio:	24.00%
Length of employment:	2 years	Location:	FREDERICKSBURG, VA

Home town:
Current & past employers:	Wegmans
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I am a full-time employee and have worked without interruption for the last 10 years. Since accepting work wit my current employer, my pay has increased consistently on a six month basis. My last increase was 47% pay increase I received in December. The loan I am requesting is to help me consolidate a lot of the debt I acquired in college. The goal is for me to not add debt, but to combining what I already have into one pile so that I can pay the balance down faster.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	25
Revolving Credit Balance:	$10,330.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Is this loan sufficient to cover all debt?	Food: approx $600 utilties: $300 Student loans: $300 Car: 0 I am a co-signer for a car loan but do not make payments Credit Cards: $450 Rent: 0 Phone: $125 Child Care: $300 Car Insurance: $125 This loan is for me to pay off my credit cards and consolidate into 1 monthly payment. I do not need any additional funds for students loans or living expenses.

Member Payment Dependent Notes Series 700083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700083	$10,000	$10,000	10.37%	1.00%	March 17, 2011	March 25, 2014	March 25, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700083. Member loan 700083 was requested on March 11, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Metropolitan Transportation Authority	Debt-to-income ratio:	3.02%
Length of employment:	5 years	Location:	Temple City, CA

Home town:
Current & past employers:	Metropolitan Transportation Authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/11/11 > Hello, I work for the Los Angeles MTA as a bus operator. I have been working for them for 5 1/2 years and I greatly enjoy my job and each year since I've started I have made thousands of dollars more then I made the previous year! I am dedicated to my family and my job. My job at MTA is very stable. Although many have experience economic hardship in the last couple of years. Public Transportation has weather the storm and continues to grow. There are many oportunities for growth in this company and I plan to take advantage of them. If I am granted this loan it will change my life significantly and allow my fiancee and I to save more for our future and the home we have been dreaming of. Thank you for your time.

A credit bureau reported the following information about this borrower member on March 11, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$3,096.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please comment on your delinquency 20 months ago. Thank you.	At the time , the account in question had been deliquent for sometime before my employ with MTA. I mistakenly chose not to make it a priority at the time of my hiring and elected to focus more on establishing new credit, since the account was such a large amount and accrued so much interest. As of 20 months ago I have made it my main focus and goal to pay off this account. As such I have made consitent monthly payments above the required amount totaling roughly $16000 for the past 20 months. Which is the purpose of this loan. To pay off the remaing amount, lower my monthly payments and concentrate on saving for a home. I want to thank you very much for you inquiry and I hope my answer help in your decision.

Member Payment Dependent Notes Series 700144

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700144	$9,350	$9,350	10.37%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700144. Member loan 700144 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	Hire Counsel	Debt-to-income ratio:	13.05%
Length of employment:	1 year	Location:	Oakland, CA

Home town:
Current & past employers:	Hire Counsel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,091.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Good book. Please do whatever you can to have Lending Club officially verify your income...your loan request will fund a lot faster once that occurs.	Thanks for the tip!
What do you do at Hire Counsel?	Hi. I am an attorney hired by Hire Counsel - obviously due to confidentiality concerns (both client- and Lending Club-based) I can't be overly specific but I work with litigation teams on selected cases (e.g., labor & employment, products liability, etc.) performing document review and issues analysis relating to the litigation "discovery" process. Thanks!
Hi there, Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, monthly credit card payment, and other loan monthly payment. Thx!	Taking $40/hr. yields: GROSS: ~$6,933/mth NET: ~$4,800/mth Major Expenses: Rent+Utils.: ~$890 Loans/CC: ~$970 (incl. amounts to be refinanced) Health Ins: ~$155 Food (varies): ~$300-$600 Transit: ~$140 max no kids, no car, etc. - - I always pay my bills!

Member Payment Dependent Notes Series 700214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700214	$15,000	$15,000	16.40%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700214. Member loan 700214 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	crosby trucking	Debt-to-income ratio:	3.57%
Length of employment:	1 year	Location:	charlotte, NC

Home town:
Current & past employers:	crosby trucking
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,160.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this loan for a new business you will be starting? Will you be quitting your reg job and working at this business full time?	This loan is for Lawn service part time keeping my full time job .
What do you intend to do with this money? How much rent or mortgage do oyu pay. What are your monthly expenses?	Start a part-time lawn service
Can you give any details about the business?	Starting a lawn service

Member Payment Dependent Notes Series 700215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700215	$8,000	$8,000	13.80%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700215. Member loan 700215 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.30%
Length of employment:	n/a	Location:	VANDALIA, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,717.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 700285

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700285	$6,800	$6,800	5.79%	1.00%	March 22, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700285. Member loan 700285 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Parallel Products	Debt-to-income ratio:	12.85%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Parallel Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > I worked as an independent contractor throughout 2010, and owe taxes on this income. The purpose of this loan is to lock in a low fixed rate with a reasonable monthly payment to pay off my tax debt. Thank you to all who fund my loan.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$428.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your line of work as an independent contractor? Do you have work lined up for 2011? If so, what is the expected income?	I am an accountant. Yes, I have been hired full time at $3750 per month.

Member Payment Dependent Notes Series 700389

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700389	$6,500	$6,500	5.79%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700389. Member loan 700389 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Bristol County Sheriff's Office	Debt-to-income ratio:	16.14%
Length of employment:	10+ years	Location:	North Dartmouth, MA

Home town:
Current & past employers:	Bristol County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > Thank you Borrower added on 03/12/11 > Going to purchase a new hot tub. Have worked for the sheriffs office for 20 years and have a very stable job. Borrower added on 03/15/11 > Credit is very good. No issues. Borrower added on 03/16/11 > Will be faxing my pay stubs in the morning to complete the final step.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$10,506.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Bristol County Sheriff's Office?	Run the security division of a jail.Type your answer here.
What is a hot "tube"? Please also comment on your delinquency 25 months ago. Thank you.	Sorry should be "tub". Delinquency not sure, I know my credit is very good and I just purchased a new vehicle with a very low interest rate because of my very good credit. Loan officer said he does not see people with a credit score as good as mine much any more. Type your answer here.
You should know what you were delinquent on. Do you check your credit from the 3 major Credit bureaus? If I am going to invest $500 in you, you should able to answer the question please.	Have not checked my credit. Can tell you that my score is 747 and have lived in my house for 14 years paying a mortgage of $1400 a month without a problem ever! Also have a car payment and again never have had a problem. Have refinanced our home a few times to get a better rate and again have never had a problem. Look I could have gone to a bank and really had no issues getting a loan. The pool company that I am going to purchase the spa from recomended I try this since I don't want to take it out of my savings. I am by no means an irresponsible person and have a very stable job that I have been at for 20 years this September. I have credit cards and pay them off. 25 months ago I really could not tell you. Maybe a credit card payment that was late?? You want to invest is up to you, really no issue believe me.
Are you planning on doing anything morally questionable with multiple partners in this hot tub?	Ha Ha! Well we already have a pool and my wife and I work out alot so we were thinking after we workout it would be nice to relax in it. Our kids are excited for it as well. Type your answer here.

Member Payment Dependent Notes Series 700479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700479	$10,000	$10,000	5.42%	1.00%	March 22, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700479. Member loan 700479 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.13%
Length of employment:	n/a	Location:	Greenwich, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > IRS payment Borrower added on 03/14/11 > IRS payment Borrower added on 03/14/11 > IRS payment

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1977	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,698.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 700807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700807	$4,800	$4,800	7.66%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700807. Member loan 700807 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	n/a	Debt-to-income ratio:	4.55%
Length of employment:	7 years	Location:	henderson, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,110.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, interested in funding your loan but have a few questions: What is your source of income and what other debt do you have in addition to this LC loan? Thanks!	Hi, i'm an independent contractor for lowes home improvement. I install storm doors for them. My only other debt is a mortgage of 574.00 a month. Thanks for considering.

Member Payment Dependent Notes Series 700865

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700865	$11,000	$11,000	10.37%	1.00%	March 18, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700865. Member loan 700865 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	21.11%
Length of employment:	3 years	Location:	Newport Coast, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > Since all my credit cards all shot up close to 30% APR's i have been struggling to pay it down. I have $3000 to cut down my high interest debt and need the $11000 to eliminate it.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,647.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 700883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
700883	$11,000	$11,000	5.42%	1.00%	March 21, 2011	March 26, 2014	March 26, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 700883. Member loan 700883 was requested on March 12, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,293 / month
Current employer:	State of Arkansas	Debt-to-income ratio:	24.66%
Length of employment:	8 years	Location:	Van Buren, AR

Home town:
Current & past employers:	State of Arkansas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/12/11 > I have done quite a bit of research on credit card debt consolidation and this was the best that I was able to determine without opening a new account. I can focus this as my only payment and eliminate the debt. Borrower added on 03/12/11 > I expect to be able to make double payments on this loan every month. Borrower added on 03/16/11 > This account will eliminate my credit card balance with a 22% APR changing it to a 5.42% APR showing a considerable savings and applying a greater amount of each monthly payment to the principle and not interest.

A credit bureau reported the following information about this borrower member on March 12, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,368.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701080

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701080	$2,500	$2,500	10.74%	1.00%	March 22, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701080. Member loan 701080 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Giorgio Armani	Debt-to-income ratio:	14.72%
Length of employment:	< 1 year	Location:	BOSTON, MA

Home town:
Current & past employers:	Giorgio Armani
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701176	$9,600	$9,600	7.29%	1.00%	March 22, 2011	March 27, 2014	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701176. Member loan 701176 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,116 / month
Current employer:	US Army	Debt-to-income ratio:	29.65%
Length of employment:	9 years	Location:	Junction City, KS

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > Dropping my current wedding loan from more than 14% to less than 10% will save good interest over the next year that I pay it off. I would have consolidated credit debt, but the rates were not competitive enough. I have one credit card that is about 9% and two that are 4%.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,866.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your debt to income of almost 30% would suggest that your total debt is almost $30,000. Can you breakdown your debts so that we have some idea what is your current situation? Wishing you the best.	Sure. -AAFES Military Star Card: $7,380 (10.2% APR) -USAA MasterCard: $2,248 (4% APR) -USAA AMEX: $4,594 (4% APR) -USAA Wedding Loan: $7,898 (14.75%) This is the one I am refinancing - personal loan so high APR -MattressFirm-Wells Fargo (bought a nice bed in 2009): ~$1,300 (0%APR thru APR 2012) I pay approx $110 per month on this and expect to pay off before I pay any interest. -2 Vehicle loans, $31K and $41K. I was married in 2008 and have 2 stepchildren and now a new daughter of 18 months. Beginning of 2009 I started the Army Physician Assistant Program and lost about $650 a month in flight pay as I used to be an Army Aviator, so we did struggle a little the last 2 years in our saving goals but was still able to put away around 10-15K into savings. I do not normally bring Social Security into the picture, but my two stepchildren also get monthly social security from their father who passed in 2007 which is a total of ~$1,600. I am about to graduate the PA program in May with a Master's and beginning in June with new medical specialty bonuses I will be making roughly $1,000 more a month than I am now. Ultimate goal is to pay down this wedding loan first then my credit cards then focus on putting away all of the $1,600 a month of Social Security into funds for my stepchildren since we are using it for their day to day expenses and clothing and not saving enough of it. Thanks so much for the info request. Just trying to play it smart and minimize my monthly interest payments.

Member Payment Dependent Notes Series 701215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701215	$6,300	$6,300	5.79%	1.00%	March 21, 2011	March 27, 2014	March 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701215. Member loan 701215 was requested on March 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,292 / month
Current employer:	Grant Thornton LLP	Debt-to-income ratio:	24.33%
Length of employment:	2 years	Location:	mission, KS

Home town:
Current & past employers:	Grant Thornton LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/13/11 > Nebraska Furniture Mart ($1,225), Chase CC ($2,800), Capital One ($1,800), GE Care Credit ($375) Borrower added on 03/13/11 > I am an accountant with a national public accounting firm (employed with this firm for over 2 years right out of college). I am looking to strike a balance between paying off revolving debt while increasing my cash reserves. I have excellent job security with a steady paycheck.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,244.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701274

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701274	$3,600	$3,600	13.80%	1.00%	March 18, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701274. Member loan 701274 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Tower Hill Insurance Services	Debt-to-income ratio:	10.67%
Length of employment:	2 years	Location:	LEXINGTON, KY

Home town:
Current & past employers:	Tower Hill Insurance Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	1
Revolving Credit Balance:	$1,825.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you tell us about the delinquency a month ago? Thanks.	That is a pending dispute between myself and the company, currently being mediated by the BBB.

Member Payment Dependent Notes Series 701338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701338	$16,950	$16,950	10.37%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701338. Member loan 701338 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	12.48%
Length of employment:	3 years	Location:	Cerritos, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > This loan will be used as a credit card consolidation loan. The interest rates on my cards are very high and the banks have refused to help by lowering them. I intend to use these funds to pay off all card balances, reduce my effective interest rate, and have a structured payment plan to get rid of my debt. I have been working in the same job since 2001 and have no plans of changing this, in fact, I have since become a partner at my firm and am now more invested in the company's success and prosperity. I take home $5500 a month of which $2000 is used on my mortgage. I do not have children or a spouse and therefore the balance of $3500 is used to cover the rest of my personal living expenses. I have consistently been paying from $800 - $1,000 per month against credit card balances for the past year. This loan will serve to reduce the interest I am currently paying and allow me to make some serious progress on my principal balances. Happy to answer any questions you may have. Thank you and look forward to working with you.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1972	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	25
Revolving Credit Balance:	$18,905.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I would like to fund your loan. A few questions: 1) As this is a consolidation loan, can you list the cards / balances / APRs for your credit cards? You can easily create an anonymous, verified report of these by going to http://www.readyforzero.com/snapshot 2) What are the total value and outstanding balance on your mortgage? Thanks and good luck!	Hello, 1) I got readyforzero set up yesterday which is actually how I learned about Lending Club. Here is the link to the snapshot: https://www.readyforzero.com/snapshot/e82de7ea42b04cd2 As you can see the total balance is $17,840. This loan would go 100% towards this balance, highest interest rates first of course. Fortunately the balance of about $1800 left would reside on the card with the 13% interest rate. As I stated previously, I have been making $800-$1000 payments consistently and so I would use the excess over my monthly payment plan amount to pay off this card just to get rid of the credit card debt altogether. 2) I also have a home mortgage. My mortgage balance as of today is $294,818.06. I purchased the home in 2008 with a purchase price of $310,000 and loan value of $305,210. I have not missed or made any late payments on this loan. Please let me know if I can provide you with any other information. Thank you
Q: What was the delinquency 25 mo ago?	I do not have access to the same information that you do... can you please provide me with additional information and I would be happy to explain.
Unfortunately we do not have anything more than a delinquency listed 25 months ago. Could you think back to an unpaid bill/debt? Also, your employer is not listed. How do you earn $6250/month gross? What is it that you do? Also, you indicate the same job since 2001, but we are seeing a length of employment of only 3 years? Could you explain the inconsistency? Thanks.	Hello, I did some investigating and I remember what happened now. My apologies for the delay in responding on this. On my way to palm springs approx. 27 months ago the engine seized on my car. I incurred an unexpected $3,500 expense for the purchase of a new motor and the labor for installation. Car runs great.... now, but unfortunately back then I was pushed to my limits from a cash flow standpoint. Transportation to the job trumped the negative mark on my credit report. And in lieu of buying a new car and hence having a new car payment to deal with I chose to simply fix the problem as my car was otherwise in good condition. In regards to employment; I am an accountant. We do both personal and business taxes as well as write-up, payroll, bookkeeping, and so on (I'll save you the sales pitch). I started working for the CPA firm in 2001 as a Staff Accountant; bank recs, payroll, tax prep, etc. In 2008 I became a "partner" in the firm which makes me now self-employed. It is the same job and same company. The only thing that changed is I get paid more money and I have an ownership interest in the business. So, the length of employment is 3 years because that was the length of "self-employment" but I have been working for this business since 2001. In regards to earnings; I earn $75,000 ($6250 a month / $5500 a month take-home) a year on a guaranteed draw from the business. Lendingclub requested a verification of income and I forwarded my earnings information to them for review. As of today the "Credit Review Status" of this loan is "APPROVED" so, hopefully I have provided as much information as is necessary to make everyone happy with the numbers. If not, please let me know what I can do to set your mind at ease and I will do my best to provide that information or respond accordingly. Thank you for your assistance with this. I am 60% funded at the moment and have been notified that, at the very least, I will be receiving that level of funds. This will make a huge impact on my life and provide me the necessary breathing room I need to get these debts under control to avoid bigger, uglier problems in the future. So, I thank you for considering and all of you that have decided to invest.
Thanks for the lucid info....I'll be helping to fund your loan......remember to check your fluids....Hmm..not really a question, was it?	That's great! Thank you!!

Member Payment Dependent Notes Series 701366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701366	$12,000	$12,000	10.74%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701366. Member loan 701366 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Sunrise Management	Debt-to-income ratio:	18.24%
Length of employment:	7 years	Location:	Woodland Hills, CA

Home town:
Current & past employers:	Sunrise Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > Daugher and Fiance have to travel to Asia to visit Grandma in time for 11 mo. old daughter's bday. Purpose of loan is just to add extra cushion in case of financial emergency in the next few months as well as cover some debt expenses.

A credit bureau reported the following information about this borrower member on March 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,641.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 701523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701523	$9,000	$9,000	13.43%	1.00%	March 21, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701523. Member loan 701523 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Hospice of Palm Beach County	Debt-to-income ratio:	16.95%
Length of employment:	5 years	Location:	Stuart, FL

Home town:
Current & past employers:	Hospice of Palm Beach County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > My fiance and I are set to marry this year. We are 7500 short of what we need. We have never been late on our mortgage, crecti card or car payments. We have a clean track record with over 720 credit scores. Feel free to ask us any questions, we will answer them immediately! Thank you for taking the time to look at our loan request.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,996.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on paying this loan off early or carrying it to term?	Great question and thank you for taking the time to write it. I will be taking the money that we receive from the wedding and paying most of this off with that. I beleive in paying off your debts as fast as you can. :) Thanks and have a great day!

Member Payment Dependent Notes Series 701547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701547	$10,000	$10,000	16.40%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701547. Member loan 701547 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	US DEPT HEALTH & HUMAN SVCS	Debt-to-income ratio:	12.31%
Length of employment:	< 1 year	Location:	SALISBURY, MD

Home town:
Current & past employers:	US DEPT HEALTH & HUMAN SVCS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > *Stable Federal Government Employee *Solid Credit rating & history *Loan proceeds will be used for various home improvement projects: Fence repair, yard repair, subfloor repair, painting. Borrower added on 03/14/11 > Thank you for your consideration.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	39
Revolving Credit Balance:	$29.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? You are renting, yet have all these repairs?	Expense Rate Rent 750 Car 500 Insurance 50 Fuel 200 Food 250 Combined Utilities 350 Capital One 100 Discover 50 American General 205 Misc 250 Total Expenses 2705 Capital One Rate: 16.99 Discover Rate: 19.99 Am General Rate: 20.99 I normally carry a zero balance on both cards and payin full for the month I am getting ready to purchase the subject property, hence the desire for the repairs/upgrades. Thanks for your inquiry.

Member Payment Dependent Notes Series 701560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701560	$10,000	$10,000	9.63%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701560. Member loan 701560 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,392 / month
Current employer:	Allstate	Debt-to-income ratio:	8.96%
Length of employment:	9 years	Location:	MATTHEWS, NC

Home town:
Current & past employers:	Allstate
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,205.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701561

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701561	$5,000	$5,000	10.37%	1.00%	March 17, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701561. Member loan 701561 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Dallas Cowboys	Debt-to-income ratio:	18.32%
Length of employment:	4 years	Location:	Lewisville, TX

Home town:
Current & past employers:	Dallas Cowboys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > vacation to london with family and friends. i live by my budget each and every payday and always pay my bills early or on time.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	19
Revolving Credit Balance:	$6,915.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701569	$5,000	$5,000	10.00%	1.00%	March 17, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701569. Member loan 701569 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,025 / month
Current employer:	UNC Greensboro	Debt-to-income ratio:	18.28%
Length of employment:	4 years	Location:	GREENSBORO, NC

Home town:
Current & past employers:	UNC Greensboro
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,300.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please comment on your delinquency 25 months ago. Thank you.	My January 2009 mortagage was paid on 2/2/09. I get paid once a month, on the last working day of the month. Due to the length of time between December and January's payday, I would usually pay both January and February rent on 2/1. This was my one and only late payment as a homeowner, I have planned better and my mortgage is on automatic draft to prevent this from happening again.
Hi, interested in funding your loan but have a few questions: What debt will yo be paying off (amount and APR), how did you accrue this debt and what have you done to stop from getting into more debt? What is that you do for a living?	I will be paying off 4 credit cards totaling 4832.89. The interest rates are 8.74%, 16.90%, 23.49%, and 22.9%.This debt has accrued since January 2009 when my fiance was laid off and I was required to take on all of the household responsibilities. I no longer use these cards, but have only been able to make the minimum payment. I no longer have cable or internet at home, grocery shop with coupons, shop for clothing and other household items at Goodwill and consignment stores, have a prepaid cell phone, enrolled my son in a cheaper afterschool program, and refinanced my car for a lower interest rate and cheaper payment. I am an administrator at a public university.

Member Payment Dependent Notes Series 701662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701662	$5,375	$5,375	5.79%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701662. Member loan 701662 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	Rialto Theater	Debt-to-income ratio:	15.17%
Length of employment:	7 years	Location:	Alva, OK

Home town:
Current & past employers:	Rialto Theater
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I am looking for a different car and the lendingclub process seemed like an easy way to get funding at a good rate and with much less hassle than a traditional bank's auto loan process. I have a very stable job and enjoy what I do. I am college educated and own my home. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,349.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701694	$10,000	$10,000	12.68%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701694. Member loan 701694 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,250 / month
Current employer:	New Motors Inc	Debt-to-income ratio:	20.59%
Length of employment:	5 years	Location:	Erie, PA

Home town:
Current & past employers:	New Motors Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > My Credit Bureau will show two mortgage payments, One is a home equity and one is for my mortgage. My annual income is $92,000 and I also earn $9,000 a year from a rental property.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,255.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 701730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701730	$25,000	$25,000	16.77%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701730. Member loan 701730 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	17.40%
Length of employment:	1 year	Location:	Arlington, VA

Home town:
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > My dad died of ALS when I was 18. I worked two jobs through school and took on student loans and credit card debt. I'm an engineer and in the past two years, I have doubled my income and I want to get rid of my debt once and for all. I plan to pay a minimum of $1300/month on this loan and hope to pay closer to $2000/month to pay this back in less than 18 months. Thank you for the opportunity!

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	57
Revolving Credit Balance:	$24,289.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings, I'd like to invest in your loan, but first please answer the following questions: 1. What is your position with the FAA? Is $8,667/mo an accurate representation of your monthly income? 2. Please provide a list of the debts you are consolidating if possible, including the principal remaining and the interest rates on each debt. 3. Please provide a summary of your monthly expenses so we can form a picture of how much money you have available to repay our investment. Thank you for your time.	Hi. Thank you for your interest in my loan. 1. I'm a General Engineer with the FAA and you are correct in your assumption of my income. It amounts to a take-home income of ~$5000/month. 2. I am looking to consolidate my credit cards and my school loans. The credit cards are the biggest issue for me with interest rates of 25.24% and 24.99% and a total balance of ~$20,000. I would like to pay them off entirely. The school loan principal balance is $9423 at a rate of 2.5% (down 1% from 3.5% after 36 concecutive on-time payments) so the remainder will go towards the school loan. 3. Monthly Payments (some are weekly or quarterly expenses but listed as monthly breakdown here): Rent/Utilities - $1600, Car Payment - $500, Transportation/Parking - $300, Physical Therapy (rehab for a sports injury ~2 months remaining) - $300, Misc (Gas, Food)/Savings- $500, Auto Insurance - $100, Loan - $120 min, Total: $3420 Remainder: $1580 ($1880 after PT ends) Hope this helps. Thanks.
Please tell me about your employment - what your job is, how long you have worked there. Also do you have any other sources of income?	Without getting too specific, I am an engineer for the FAA. I do design and project management for sustainment, modernization and new facility projects. I have been with the FAA for about a year and a half. Prior to that I worked at a large engineering company, where a portion of my work was as a contractor to the FAA, and as a project manager at another firm. This is my sole source of income at this time (~$5000/month).
Engineer, Welcome to Lending Club. I'm very interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	OK, there's a lot in these questions but hopefully I can pull out what you're looking for. Thanks! 1. The income I am talking about is my own, not a household income. I will be repaying this on my own. I'm at a level 14 in the government. This chart may help... http://www.opm.gov/oca/11tables/html/dcb.asp While I have worked my way to a great position, it's difficult to get out of the hole I dug myself during my time in school. 2. My ultimate goal is to pay this loan off as quickly as I can. The minimum I pay per month right now toward this debt is ~$1300 while most of the time I pay closer to $1800-2000. At the minimum I pay, it would take just under 2 years to pay back while at $2000, it would take 15 months. I have set the cap at 18 months. 3. Thanks for your input. I am open to a partial loan, obviously wanting to take care of the highest interest rates first. Thanks!

Member Payment Dependent Notes Series 701802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701802	$7,200	$7,200	12.68%	1.00%	March 17, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701802. Member loan 701802 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Accrinet Corp	Debt-to-income ratio:	17.66%
Length of employment:	< 1 year	Location:	Charlotte, NC

Home town:
Current & past employers:	Accrinet Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,847.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701832

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701832	$20,000	$20,000	12.68%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701832. Member loan 701832 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Honeywell International	Debt-to-income ratio:	13.28%
Length of employment:	10+ years	Location:	Grand Rapids, MI

Home town:
Current & past employers:	Honeywell International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > I am getting married on June 4, 2011 and need $20,000 to pay for wedding expenses.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,924.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	1 - I am a Quality Control Supervisor. I have 5 employees that test our product in a chemical laboratory. 2 - My annual income = $74,000 fiancee annual income = $30,000 total household annual income = $104,000 3 - I would like a 36 month or 3 year term on my loan. 4 - I would accept less than 100% of funding. 5 - I own my home and have a mortgage. Estimate home worth = $61,500 from zillow.com. I owe $69,500 on my mortgage. 6 - https://www.readyforzero.com/snapshot/6cc62ddc4a844d62 7 - To provide someone with proof of your employment and income you will need: (1) A Salary Key which is shown below. (2) Your employer's name. (3) Tell that person to go to the verifier section of www.theworknumber.com Salary Key = 978088; Employer's name - Honeywell International
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	1 - I am a Quality Control Supervisor. I have 5 employees that test our product in a chemical laboratory. 2 - My annual income = $74,000 fiancee annual income = $30,000 total household annual income = $104,000 3 - I would like a 36 month or 3 year term on my loan. 4 - I would accept less than 100% of funding. 5 - I own my home and have a mortgage. Estimate home worth = $61,500 from zillow.com. I owe $69,500 on my mortgage. 6 - https://www.readyforzero.com/snapshot/6cc62ddc4a844d62 7 - To provide someone with proof of your employment and income you will need: (1) A Salary Key which is shown below. (2) Your employer's name. (3) Tell that person to go to the verifier section of www.theworknumber.com Salary Key = 978088; Employer's name - Honeywell International

Member Payment Dependent Notes Series 701869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701869	$9,600	$9,600	10.74%	1.00%	March 17, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701869. Member loan 701869 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Metrohealth Medical Center	Debt-to-income ratio:	8.31%
Length of employment:	10+ years	Location:	North Ridgeville, OH

Home town:
Current & past employers:	Metrohealth Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > This loan will be used to pay off a credit card with a balance of about $9900 at a ridiculously high 22% APR. Borrower added on 03/14/11 > Loan will be used to pay off a credit card with a balance of about $9900 at a ridiculous 22% APR.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,566.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701888	$10,000	$10,000	14.91%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701888. Member loan 701888 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Nucor Steel	Debt-to-income ratio:	13.09%
Length of employment:	10+ years	Location:	Fairfield, AL

Home town:
Current & past employers:	Nucor Steel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > The purpose of this loan is to implement several home improvement projects (painting, landscaping, minor roof repair). I firmly believe having great "credit" is more important than any other tool required for financial success. I've worked at Birmingham/Nucor Steel 16 years. Despite the recession, we have not faced a single Lay-Off during my entire employment history. Our company was ranked 9th in the state of Alabama/2010 regarding profit success. I'd like to be an asset to this lending club, thanks for the opportunity.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	75
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Being a "new" member to Lending Club, I'm not sure how much info I should post concerning mortgage balance. I'll confirm two things: 1) There are NO second mortgages or (HELOCs) 2) Our home is NOT financially "under water" Hope this helps, thanks again.
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	1) No Second Mortgages / HELOC'S 2) Mortgage is NOT financially underwater
Any additional household income not listed above to give us the assurance you have the ability to repay this loan?	Spouse is Registered Nurse, will resume Full-Time employment after completion of certification course this fall, presently part-time.

Member Payment Dependent Notes Series 701892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701892	$15,000	$15,000	12.68%	1.00%	March 21, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701892. Member loan 701892 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Vidal Sassoon	Debt-to-income ratio:	11.60%
Length of employment:	8 years	Location:	Arlington, VA

Home town:
Current & past employers:	Vidal Sassoon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > loan is for home repairs

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,925.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes the house is in my name. I own it outright. No mortgage. It's worth $670,000. Thank you
What is Vidal Sassoon and what do you do there?	It is a high end hair salon. I manage and am in charge of the hair color department.
What is the nature of your work with Vidal Sassoon? Thank you. IBEW 595 retired.	I manage the color department, teach, and take a full book of clients.
what's the reason behind Last Delinquency 42 months ago?	Hi. I'm not sure I understand what you are referring to? Could you be more specific?

Member Payment Dependent Notes Series 701905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701905	$15,000	$15,000	10.74%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701905. Member loan 701905 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	USA Sensus	Debt-to-income ratio:	26.02%
Length of employment:	10+ years	Location:	UNIONTOWN, PA

Home town:
Current & past employers:	USA Sensus
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,008.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 701951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701951	$10,000	$10,000	5.42%	1.00%	March 22, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701951. Member loan 701951 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	Barnes and Noble	Debt-to-income ratio:	12.59%
Length of employment:	4 years	Location:	VENTURA, CA

Home town:
Current & past employers:	Barnes and Noble
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,288.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 701975

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701975	$12,500	$12,500	18.62%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701975. Member loan 701975 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,630 / month
Current employer:	border foods	Debt-to-income ratio:	5.43%
Length of employment:	2 years	Location:	otsego, MN

Home town:
Current & past employers:	border foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > thank you kim

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,735.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your revolving credit balance is ~9K, but you are asking for a 12.5K loan. Please detail all debts that you are planning to repay and their interest rates.	paying off discover card @ 28%, paying off dicover card @28% paying off citibank @ 0%
Hello, I would like to fund your loan, and have a few questions: 1) As this is a debt consolidation loan, can you list the balances, APRs, and minimums for the debts you are consolidating? You can create an anonymous, verified snapshot of your credit card debt here at http://www.readyforzero.com/snapshot and post the provided link in your answer to make this more secure. 2) Can you explain a bit more about what your goals are in taking this loan? Thanks, and good luck!	6800.00 1600.00 800.00
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan! Thanks!	annual income is 43,560
Please list each of your Credit Card balances & APR. Do you have any outside income (that will assist in paying this loan) in addition to the 3.6k/month that you have listed? Can you please list your monthly budget so I can see that you can easily pay the 455/month for this loan. Thank you,	monthly rent 600.00 insurance 62.00
Do you not understand the questions your are being asked or did you just decide not to answer the questions fully? Thank you	sorry i did not reply fully toyours question i did not have any of that information with me (putting in extra hours at work) so i touched on the highest.. thank you, kim

Member Payment Dependent Notes Series 702018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702018	$4,000	$4,000	13.80%	1.00%	March 17, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702018. Member loan 702018 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.26%
Length of employment:	3 years	Location:	Palm beach gardens, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,518.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I own the title in my name. There is no mortgage. It is a manufactured home, and zillow doesn't show a value.
Can you plist list your source of income. Please also list the amount you owe on your home and its value as defined by zillow.	Independent Contractor for Quest Diagnostics. Job is medical courier and functions is picking up and delivery high priority medical specimens. Zillow doesn't show a value. It's a manufactured home that I own.

Member Payment Dependent Notes Series 702092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702092	$8,000	$8,000	15.65%	1.00%	March 22, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702092. Member loan 702092 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	circus center	Debt-to-income ratio:	9.28%
Length of employment:	1 year	Location:	san francisco, CA

Home town:
Current & past employers:	circus center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,096.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? What is the major purpose?	Rent $675 Car $0 Utilities $30 Phone $100 Insurance $0 Food $200 Credit card debt is $5000 The major purchase is for dental work ($5000) and a bookkeeping course ($2000)

Member Payment Dependent Notes Series 702097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702097	$8,000	$8,000	13.43%	1.00%	March 17, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702097. Member loan 702097 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Rice University	Debt-to-income ratio:	24.55%
Length of employment:	5 years	Location:	Houston, TX

Home town:
Current & past employers:	Rice University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I am looking to consolidate two revolving debts of $5100 @ 17.99% and $2500 @ 18.99%. I hope to pay this debt off in approx. two years. I have a secure full-time job as well as self-employed freelance income, which will contribute to extra payments.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	58
Revolving Credit Balance:	$18,361.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 702171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702171	$9,000	$9,000	13.06%	1.00%	March 21, 2011	March 28, 2016	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702171. Member loan 702171 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,678 / month
Current employer:	Rancho Federal Credit Union	Debt-to-income ratio:	5.74%
Length of employment:	4 years	Location:	Montebello, CA

Home town:
Current & past employers:	Rancho Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,556.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 702367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702367	$25,000	$25,000	10.37%	1.00%	March 22, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702367. Member loan 702367 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	Winchester Hospital	Debt-to-income ratio:	10.35%
Length of employment:	4 years	Location:	Lynn, MA

Home town:
Current & past employers:	Winchester Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > These funds will be used to consolidate credit card debt. My plan is to be debt free in 3 years or less. I plan on budgeting so some months I can double the payment. I have never been late with payments. I always pay on time and my job is stable. Right now with trying to pay this off without a consolidation is too costly and this way I know exactly what is expected each month and that at the end of 3 years I can start putting more money into my retirement. I would really appreciate the opportunity to get this loan so I can get back on track. Thank you. RK Borrower added on 03/14/11 > This is for debt consolidation. I have a good credit rating and have a stable job. My job history has been stable throughout my career. thank you. R Borrower added on 03/15/11 > My monthly budget can handle the set rate lending club has proposed. Without this consolidation it will take me alot longer to pay this debt off. My expenses monthly will be less due to this consolidation. I want to be debt free in 3 years this consolidation will get me there. Thanks again for consideration RK

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,121.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Clinical Radiation Supervisor, Welcome to Lending Club. I'm interested helping finance your loan. MyTHREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, my income does NOT INCLUDE spouce, fiancee or partner. Household gross is $7970.00 and my monthly income from this is $4885.00 per month. I have an excellent job history. My household expenses are low so with this loan I can easily pay this back in 3 years. Thank you in advance. RK
Me again, received reply. Thanks. You omitted answering last question: THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider Lender 505570 U S Marine Corps Retired	Sorry about that....here is my answer to your question. I probably will not accept 60% funding because everytime an individual applies for a loan their credit report gets a hit and there are always fees associated with re-applying. If I was close to 80 or 90 per cent I probably would accept the loan. I do not want to go back and forth to try and accomplish what I am setting out to do. Also, I really was unware that this was a possibility and when I applied. I am a good candidate for this loan and I know I can pay it back on time. Thanks again RK
Can you please list the credit cards that you intend to pay down? Include balance, interest rate, minimum payments. Also, what has changed so that these balances will not be run up again? Thank you.	chase visa $5603.00 16.24% Visa Bank of America $3200- 12.99% MC Bank of America $11,609 American Express $2957.00- 13.24% I pay more than the minimum on these which is over $200 each card to try and pay them down. The largest amount is a consolidation but I found I could not pay it off faster because so much money was going out with the other high interest rates. I was able to save some money and pay off some small ones that I had and I am really trying to be debt free. With one loan and one low interest rate with a set amount I can afford to pay this off in 3 years. I make a stable income and with this consolidation I will have enough money left over from my monthly salary to purchase what I need without using credit. My rent is low and my utilities are low. Why now? I did the math and unless I do this I will not be able to put more money into my retirement. This is why I will not run my credit up again. I understood your question and why you asked. Thank you RK
Since this is a debt consolidation loan, for each debt you have please list the amount owed, interest rate, and amount you pay each month. Also, indicate which debts will and which debts will not be paid using this loan.	The last lender asked me the same question. My answer should be visible to you to view. Thank you RK
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Hello Net monthly income is $4876.00 Rent $1000.00 Car is paid off - no payment Gas bill for house - Winter $150.00/Summer $40 Electric bill - Winter $40/Summer $150.00 Cell phone with plug in adapter for portable internet $156.00 No Gym fees/have equipment in house. cable $56.00 per month. No child care costs. RK
Hi, Thank you for your detailed responses to the questions posed so far. I am interested in funding your loan, however, I have a few questions: 1. If you and your significant other lose your current jobs before paying off the loan what is your plan for repayment? 2. Could you please describe how you acquired your current credit card debt. Thank you in advance for your response. Kind Regards	My position at my current job is stable. Even with my credit card debt I have been able to put money into 4 retirement accounts. I would like to add more of a percentage of my salary but I need to pay off my credit in order to do that. No one wants to cash in on retirement but at this time besides family helping out this is my only collateral. I do not have a significant other. Even with the credit card debt I always paid my bills on time but now I need to manage it better to pay it off. I acquired this debt by helping my son. My son now collects SSI and other forms of support. Thanks RK

Member Payment Dependent Notes Series 702373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702373	$4,800	$4,800	5.42%	1.00%	March 17, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702373. Member loan 702373 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Town of Mansfield	Debt-to-income ratio:	4.67%
Length of employment:	6 years	Location:	Storrs, CT

Home town:
Current & past employers:	Town of Mansfield
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I will be using this money to replenish my savings account. I already bought the car but need some money to be liquid for emenrgencies. If I ever needed to use some of my savings to pay my car loan I can. I have a very good credit rating, and I am a tenured teacher so my job is very stable. This is my wife and my only car payment so it should not be hard to pay. Before now we were dumping more than our car payment into our savings every month.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$756.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 702570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702570	$9,000	$9,000	12.68%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702570. Member loan 702570 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Austin Commercial	Debt-to-income ratio:	21.46%
Length of employment:	4 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Austin Commercial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Loan is for a 2005 Chevy Impala purchased through my company vehicle purchase program. I have to purchase by 3/22. Between my fiance and myself, we make $160,000 a year but are cutting costs on our vehicles to save for our wedding and a house.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$16,442.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Austin Commercial?	I'm a project engineer working on the new TCU stadium.

Member Payment Dependent Notes Series 702598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702598	$11,700	$11,700	10.74%	1.00%	March 18, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702598. Member loan 702598 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,766 / month
Current employer:	Department of Veterans Affairs	Debt-to-income ratio:	9.80%
Length of employment:	< 1 year	Location:	Clifton, CO

Home town:
Current & past employers:	Department of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I intend to pay off high interest credit cards. My minimum payments on these accounts adds up over $380.00. With this loan I can pay off in three years what would take me over five to do with the current payments I am making.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	51
Revolving Credit Balance:	$10,626.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously.	Card name Balance min. pmt. rate khols 1,063.53 35.00 19% WAMU (chase) 1,589.83 56.00 29% home depot 1,773.87 43.00 19% sears 2,451.45 90.00 29% Amazon (chase) 2,126.35 79.00 25% discover 2,688.51 60.00 18% I am currently paying more than min. to pay them down but the going is slow with high rates. After paying off both chase cards and sears card will be closed.
IT Specialist, Welcome to Lending Club. I'm interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selecte35-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 365 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($10K-$11K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My wife brings in an additional $1500.00 gross per month. She is hourly so there are some minor fluctuations with that number. I intend to make additional payments when I can and hope to pay off within 24 months. I would accept less than 100% funding as even some would allow me to pay off higher rate cards and let me make more headway than I am now.

Member Payment Dependent Notes Series 702817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702817	$5,000	$5,000	6.92%	1.00%	March 21, 2011	March 28, 2014	March 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702817. Member loan 702817 was requested on March 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.60%
Length of employment:	3 years	Location:	Astoria, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/14/11 > Hello, I need this amount of money to purchase a car. unfortunately, the person cannot secure it for me for longer than this week... so basically, i need the money till the latest Monday, March, 21. Thank you for your help.

A credit bureau reported the following information about this borrower member on March 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,667.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of car is this? Will this be a dependable car? Thanks.	it is a honda civic. very good on gas, although is from 2005. with about 70k miles on it.

Member Payment Dependent Notes Series 702862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702862	$13,000	$13,000	10.37%	1.00%	March 22, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702862. Member loan 702862 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	Communispace Corporation	Debt-to-income ratio:	13.23%
Length of employment:	1 year	Location:	WINTHROP, MA

Home town:
Current & past employers:	Communispace Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,101.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 702870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702870	$3,950	$3,950	6.92%	1.00%	March 18, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702870. Member loan 702870 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	11.73%
Length of employment:	1 year	Location:	Rockwall, TX

Home town:
Current & past employers:	L-3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Using to payoff high interest rate credit card Borrower added on 03/16/11 > I have no late payments listed on my credit report (ever). Using this loan will reduce my financial burden and increase my spare funds. My job is a fully funded government contract.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,936.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 702880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702880	$1,825	$1,825	12.68%	1.00%	March 21, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702880. Member loan 702880 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	n/a	Debt-to-income ratio:	16.81%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	The Business Year
Explaining your source of income as "The business year" is avoiding the question asked by a prospective lender. You are only delaying funding if you choose to be evasive.	I can no longer find the previous question, but I understood it as asking for my employer's name or my source of funding. The Business Year is a journal that publishes annual reports on foreign markets. I am one of its editors.

Member Payment Dependent Notes Series 702920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702920	$6,000	$6,000	10.00%	1.00%	March 18, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702920. Member loan 702920 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	AARP	Debt-to-income ratio:	7.28%
Length of employment:	4 years	Location:	Washington, DC

Home town:
Current & past employers:	AARP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I rolled over a student loan to a credit card. Once the balance transfer 0% interest rate ended, it was harder to pay it off. I would like to improve my credit and pay this off quickly to finally get rid of a long standing debt

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,601.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What is the current interest rate on the debt you wish to replace? Investors hope that you will realize a savings with this loan. Wishing you the best.	Hi, The current interest rate is 13%. I am realizing savings with this loan and I am improving my credit score by reducing the debt to credit ratio as this credit card is near its max.

Member Payment Dependent Notes Series 702941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702941	$6,000	$6,000	10.74%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702941. Member loan 702941 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,092 / month
Current employer:	US Army	Debt-to-income ratio:	22.37%
Length of employment:	6 years	Location:	GILBERT, AZ

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I will be going through a transition in becoming an Officer in the military which requires a move to another duty station. The money will provide a financial cushion during this time. I am currently a Staff Sergeant in the U.S. Army with a stable income.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,717.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 - Rank? 2 - ETS? Thank you for your service to our country.	My Rank is Staff Sergeant with an ETS of December 27, 2012.
What is the purpose of the loan?	I will be going through a transition in becoming an Officer in the military which requires a move to another duty station. The money will provide a financial cushion during this move.

Member Payment Dependent Notes Series 702988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
702988	$8,000	$8,000	11.11%	1.00%	March 18, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 702988. Member loan 702988 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	UCLA	Debt-to-income ratio:	13.75%
Length of employment:	3 years	Location:	South Gate, CA

Home town:
Current & past employers:	UCLA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I work at UCLA full-time. I'm so happy I found this site because my rate at Citifinancial is 36%!!!! that's horrible compared to the rate I found here. I'm going to be making a $300 monthly payment. Thank you very much and I can't wait to start investing too!! Borrower added on 03/16/11 > I've been married for 3 years now and am looking forward to a financially independent future. I'm determined, very smart and am a multi-talented musician. This loan is to strictly pay off my loan from Citi-Financial who raped me with their rate and I appreciate your investment in me and guarantee to pay this off in a great timely fashion. Borrower added on 03/16/11 > If you have any questions for me feel free to ask and i'll respond as quickly as possible.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please answer the following questions: 1. Please provide a brief description of your job responsibilities at UCLA and your job title. 2. You mentioned that you are married, is your spouse's income included in the gross income listed? If not, what is your spouse's NET take home pay? Is your spouse not willing to help pay down your debt? 3. I noticed the revolving credit balance from the credit report states $0. What type of loan(s) are you wanting to consolidate?	I'm a Sr. Custodian. I basically upkeep apartment buildings for Grad students and Undergrad students. From mopping, sweeping, dusting, burnishing floors, and carpet cleaning. I've been there for 3 years now and it's a really stable job and we have a union so it's pretty cool for us there. The income stated is all me and only me. My wifes income net for the year is around 17g's and she's also a part-time student. She is also willing to help me, she's awesome but, I don't need the help. I only have one loan that i'm trying to consolidate simply because of the rate they gave me which is 36%. would you pay that?
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I recently just got a small loan from my credit union at work for 1g at a 9% rate because my 1969 V.W. bus broke down on me and it took all of my savings to fix it so I wanted the extra money for my savings for emergencies. The main loan that I have that consolidated all of my credit cards is at $7,400 and the rate is 36%. That's all i got and because of this site my mind really shifted into being more smart with my money so I really don't see myself getting into anymore debt.

Member Payment Dependent Notes Series 703021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703021	$16,525	$16,525	15.28%	1.00%	March 22, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703021. Member loan 703021 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,200 / month
Current employer:	st. joseph's medical center	Debt-to-income ratio:	13.41%
Length of employment:	4 years	Location:	stockton, CA

Home town:
Current & past employers:	st. joseph's medical center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,293.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your current position w/ St. Jo? What household debts, if any will not be consolidated by this loan (to include any family, spouse, partner debt)? Thanks. If married, occupation and income of spouse?	Type your answer here. Registered nurse/charge nurse...
RN, CN, Welcome to Lending Club. I'm very interested helping finance your loan. My THREE questions are: ONE: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans. TWO: Lending Club loans feature NO prepayment penalty. You've initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? THREE: Usually 250 loans listed, today 345 are listed; all won't 100 percent fund. When your listing expires, if 60 pct PLUS funded, loan is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans usually end minimum 80 pct, but historically higher pct, funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $, or can list a new loan purpose and $ amount. Partial loan reduces interest $'s paid MAJORITY more expensive APR debts. Partial loan an available, financially favorable, option you should seriously consider.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.1.)no, my own...my gross monthly income is $8,200.00.....2.)three yrs pls...3.)partial loan is okay, though 100% funding is highly appreciated....i have all income verification i can show... thanks for your time and consideration... your help is appreciated... more power!
Hello, your loan description says your revolving debt is about $8300. What is the rest of the loan money for? Which debts will you pay off with the loan-- please include balances, interest rates and current monthly payments. Thank you.	Type your answer here. I also owe $1951.00 to my new york life insurance policy that I borrowed sometime early this year that I want to pay off...also, i have purchased a small lot in my hometown that i financed that i want to pay off and just consolidate everything into one single payment( worth around $5,000 remaining now).....

Member Payment Dependent Notes Series 703031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703031	$4,000	$4,000	10.37%	1.00%	March 17, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703031. Member loan 703031 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,050 / month
Current employer:	Target	Debt-to-income ratio:	15.24%
Length of employment:	2 years	Location:	Palm Bay, FL

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > Getting a jump start on paying off my credit cards for good so I can move out and start the next phase of my life! Excited for the possibilities!

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,906.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 703063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703063	$12,000	$12,000	10.37%	1.00%	March 21, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703063. Member loan 703063 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	NuTech Energy Alliance	Debt-to-income ratio:	6.76%
Length of employment:	7 years	Location:	Spring, TX

Home town:
Current & past employers:	NuTech Energy Alliance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Loan Purpose: Loan will be used to purchase vacant lot next to house. Job History: Have been at current job for 7+ years. Creditworthy: Higher than average credit score. Borrower added on 03/17/11 > First time using LendingClub. Interesting lending concept. Any and all questions are welcome. Thank you for funding!

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$857.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is NuTech Energy Alliance and what do you do there? What will you do with the loan proceeds? How much do you owe on your house and what is it worth?	NuTech Energy Alliance is a small Petrophysical Consulting company. I am an Log Analyst in the company. I interpret field logs and provide clients with the details about what they have in the well they drilled. Loan proceeds will be used to purchase a vacant lot next to house. Owe about 60k on house - worth about 90k. Thanks.

Member Payment Dependent Notes Series 703104

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703104	$6,000	$6,000	16.02%	1.00%	March 18, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703104. Member loan 703104 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,917 / month
Current employer:	Michigan State University	Debt-to-income ratio:	15.86%
Length of employment:	5 years	Location:	Lansing, MI

Home town:
Current & past employers:	Michigan State University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,326.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any additional income not listed above such as your fiances?	My fiance is a full-time college student. We use his student loan money to pay the mortgage. Other than that, there is no additional income.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi! The balance on our mortgage is a little over $68K and we do not have any HELOC on our home. The most recent "state equalized value" is $41,400, so I'm guessing the market value of our home should be around $82K. There's actually a house on a parallel street similar to ours that is on the market for $85K...another one a couple of streets north for $79K.
Graduate Assistant, Welcome to Lending Club. I'm interested helping finance your loan. My ONE question is: ONE: Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 5-yrs? OR short term (number y-e-a-r-s please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	We are aiming at paying the loan off in about 4 years.

Member Payment Dependent Notes Series 703159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703159	$2,000	$2,000	5.42%	1.00%	March 17, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703159. Member loan 703159 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	American Laser Centers	Debt-to-income ratio:	21.84%
Length of employment:	6 years	Location:	Round Rock, TX

Home town:
Current & past employers:	American Laser Centers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,862.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 703226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703226	$8,000	$8,000	16.02%	1.00%	March 22, 2011	March 29, 2016	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703226. Member loan 703226 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Washington Post	Debt-to-income ratio:	15.14%
Length of employment:	3 years	Location:	Mukilteo, WA

Home town:
Current & past employers:	Washington Post
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I am going to consolidate all my debt and lower my monthly payment. I will actually save money doing this. I have been employed at the same job for three years and have not been late on any payments. Thank you.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	48
Revolving Credit Balance:	$3,266.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan cover all debt?	Hi Traskissta, Thank you for asking me that question. As it stands now my monthly take home pay is 3400.00 and my monthly budget (including food, savings and entertainment) are $3282.00. By consolidating my credit cards and paying down my cay loan (I plan on paying it off by Jan) I will save approximately $250.00 a month in the long run and $60.00 a month initially. As you can see I am never late on payments and by consolidating my credit cards my credit score will go way up. Here is the breakdown: Guild mortgage 5% $1353.00 Seattle Metropolitan Credit Union 3.99%* Car loan $190.00 Car insurance $90.00 Homeowners insurance $40.00 Capital one 18.93% min payment $15 but I pay $50.00 Chase 28.73% min payment $69.00 but I pay $100.00 Good Year 23.45% min payment $30.00 but I pay $100.00 Utilities $150.00 Phone $73.00 Cable $36.00 Food and entertainment $8000.00 Gas $100.00 Savings $200.00
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest. Yes I own my home and it is in my name only. I owe $205K and it appraises for 220k. I don not have any helocs and would not even consider getting one with the current market conditions.

Member Payment Dependent Notes Series 703302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703302	$8,000	$8,000	11.11%	1.00%	March 21, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703302. Member loan 703302 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	Dameron Hospital	Debt-to-income ratio:	7.36%
Length of employment:	5 years	Location:	stockton, CA

Home town:
Current & past employers:	Dameron Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I am a registered nurse and have been working for the same company for over 5 years. My job is very secured and my income is very consistent. I pay my bills on time. I need this loan to pay off credit cards and to help out my parents for emergency reason. Again thank you for your help. Borrower added on 03/15/11 > Please help. God bless.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	14
Revolving Credit Balance:	$58,452.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the revolving credit balance of $58,452 correct? If so, can you list the different credit cards, balances and APRs? Thanks.	I only have 4 credit cards under my name. The rest are are with my husband's. As you can see we pay our mortgage on time, and all our bills on time.
Potential lenders are seeing a delinquency 14 months ago. Could you explain what that was and why it happened? I am keen on lending you money, but would first like to understand the delinquency. Thanks.	i was involved in a business deal with people i thought i could trust and practically lost all my savings. those were difficult times for me but i have learned and moved on. i also hope i can trust this club to help me and not take advantage of naive people like.

Member Payment Dependent Notes Series 703550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703550	$10,200	$10,200	13.06%	1.00%	March 22, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703550. Member loan 703550 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Transamerica Insurance and Investment	Debt-to-income ratio:	18.00%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Transamerica Insurance and Investment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I have been at my current job for over 11 years. My position is very secure and I am making good enough money to pay off my debts eventually, but I have a Wells Fargo credit card with an unreasonably high interest rate I’d like to pay off ASAP. I was forced to put that amount on my WF credit card due to a family situation years ago. I have been paying the payments in a timely manner since. I am a very responsible person and I have a secure stream of income coming in. I just need to payoff what I owe Wells Fargo right now and never use that credit card again. Thanks for making that possible.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,093.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the interest rate, balance, and monthly payment on the Wells Fargo card you'll be paying off? Also please list the same for the remaining debt you have. Thanks.	Hi Member_758012, thank you very much for your questions. Here are the information you requested. Please let me know if I didn???t provide you with correct answers or if I missed a question. I requested $10k because I have $3K cash to top up the loan I???ll hopefully receive and payoff the whole credit card amount. Revolving line of credit $15,300.00 Available revolving line of credit $2,564.00 Outstanding balance as of 03/16/11 $12,735.86 Payments $400.00 CASH ADVANCES $3,648.33 APR 23.99% PURCHASES $9,298.77 APR 21.10% Thanks again for your interest in my application.

Member Payment Dependent Notes Series 703551

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703551	$4,100	$4,100	14.91%	1.00%	March 18, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703551. Member loan 703551 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	NETGEAR	Debt-to-income ratio:	1.98%
Length of employment:	< 1 year	Location:	San Jose, CA

Home town:
Current & past employers:	NETGEAR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > This loan will be used to pay off a number of credit accounts and consolidate them to one lower interest loan. Current accounts are at 29.99%, 27.99%, 25.24%, 22.90%, 21.99% APRs respectively. Amount of loan is sufficient to pay off all lines of credit. Borrower added on 03/16/11 > I'm currently paying $100 + interest on each card each month (around $500 each month total, plus whatever interest) and plan to pay at least $300/mo on the loan itself (most likely, though, I will still keep up with the $500/mo payment just out of habit). Current credit lines are: Chase: $1000 balance @ 29.99% APR. Last payment was $130.71. Best Buy: $335.74 balance @ 27.99%. Last payment was $100. Sears: $700 balance @ 25.24% APR. Last payment was $111.49. CapitalOne: $309.34 balance @ 22.90% APR. Last payment was $112.34. Newegg: $1284 balance @ 21.99% APR. Last payment was $116.45. Total: $3629.08 / Payments: $570.99

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,350.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 703613

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703613	$5,400	$5,400	7.29%	1.00%	March 22, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703613. Member loan 703613 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Amarr Garage Doors	Debt-to-income ratio:	23.89%
Length of employment:	4 years	Location:	Lawrence, KS

Home town:
Current & past employers:	Amarr Garage Doors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > I am only looking to refinance a loan I currently have. My interest rate will drop nearly 6%. I will be making payments larger than what has been assigned to me monthly as well paying my loan off faster. Thank you all very much.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,701.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 703687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703687	$6,000	$6,000	11.11%	1.00%	March 21, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703687. Member loan 703687 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,863 / month
Current employer:	us army	Debt-to-income ratio:	16.34%
Length of employment:	10+ years	Location:	YELM, WA

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	22
Revolving Credit Balance:	$22,356.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 - Rank? 2 - ETS? Thank you for serving our country.	Rank is SFC - E-7 and my ETS is in the year 2 Feb 2025

Member Payment Dependent Notes Series 703727

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703727	$2,800	$2,800	11.11%	1.00%	March 21, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703727. Member loan 703727 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	fvrmc	Debt-to-income ratio:	17.48%
Length of employment:	1 year	Location:	long beach , CA

Home town:
Current & past employers:	fvrmc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$10,409.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is fvrmc, what do you do there, and where did you work prior to that?	Fountain valley hospital. I'm an a registered nurse and have been for the past five year. I worked for a travel company as an rn prior to working at fountain valley hospital

Member Payment Dependent Notes Series 703866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703866	$1,500	$1,500	14.54%	1.00%	March 18, 2011	March 29, 2014	March 29, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703866. Member loan 703866 was requested on March 15, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Hewlett Packard	Debt-to-income ratio:	17.62%
Length of employment:	10+ years	Location:	Ventura, CA

Home town:
Current & past employers:	Hewlett Packard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,955.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 703871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703871	$5,825	$5,825	13.43%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703871. Member loan 703871 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,265 / month
Current employer:	Yuba County	Debt-to-income ratio:	20.13%
Length of employment:	4 years	Location:	Plumas Lake, CA

Home town:
Current & past employers:	Yuba County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > This loan will allow my husband and I to consolidate some bills and allow us to get caught up on our finances. We both have very stable professional positions and we always pay our bills on time. Since having our small children, day care and diapers are very expensive and we are trying to get caught up and stable again. This small loan will allow us to do so. Thank you.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	78
Revolving Credit Balance:	$15,780.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Yuba County?	I am a Social Worker for Yuba County.

Member Payment Dependent Notes Series 703969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703969	$8,000	$8,000	13.06%	1.00%	March 22, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703969. Member loan 703969 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,695 / month
Current employer:	University of California, Irvine Medical	Debt-to-income ratio:	1.30%
Length of employment:	< 1 year	Location:	Anaheim Hills, CA

Home town:
Current & past employers:	University of California, Irvine Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,719.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at University of California, Irvine Medical?	I am a clinical laboratory scientist who works om blood samples.

Member Payment Dependent Notes Series 704061

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704061	$2,500	$2,500	10.74%	1.00%	March 18, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704061. Member loan 704061 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,708 / month
Current employer:	CIBC World Markets	Debt-to-income ratio:	10.20%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	CIBC World Markets
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Hello, I just wanted to give a brief description describing my needs for this particular loan. My wife and I just welcomed a baby girl into our lives last December and I am trying to pay down just a bit of credit card debt with a high interest payment. This will add a few dollars to my monthly budget. Any questions, please feel free to ask! Thanks

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	6
Revolving Credit Balance:	$9,412.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 704119

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704119	$5,500	$5,500	11.11%	1.00%	March 18, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704119. Member loan 704119 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	US Bank	Debt-to-income ratio:	21.02%
Length of employment:	3 years	Location:	Saint Paul, MN

Home town:
Current & past employers:	US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > With the regulatory changes within the banking sector the last few years, credit card companies especially have been raising rates on good customers. When the rate changes, the finance charges change, and suddenly my old payment plans to get out of debt from college go up in flames. One card, no late payments, went from 9.99% up to 22.99 percent interest! I'm ready to be financially free and stable in my young professional life. Once upon a time, I didn't know how to manage my money.... now I do. As a former personal banker, I used to help people manage their money, yet I was still struggling to climb out from ridiculous debts I had acquired as an uninformed, carefree college student. For budgeting purposes, I'm excited to consolidate all of my credit card debts into one monthly payment. Then I can work at putting extra towards my retirement accounts and my wedding fund!

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,837.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your current employer is listed as US Bank, however you mentioned that you are a "former" personal banker. Are you still at the bank but now have a different title? Thank you.	Great question! Yes, I am still with US Bank, PHENOMENAL company. I moved internally last summer and I am currently a Wealth Management Specialist Assistant in the Personal Trust group.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	~ $4200 @ 18.99% Us Bank CC ~ $960 @ 18.99% Wells Fargo CC ~ $950 @ 24.99% Capital One, but part is still under a balance transfer special agreement at 9.99%, so not all of this amount is included in my request. I will not be consolidating any of my student loan (currently deferred, as I am also in school 3/4 time) or auto loan debt ($7600 @ 4.12% apr) I don't accrue debt anymore. I took this new position within the bank with a 27% pay increase. I use Mint.com religiously for my budgeting purposes. I have every bit of financial data possible in there, including my new, small, investment accounts. Hey, every bit counts! I even have a special budget for "fees and interest payments". I have been trying to cut that down as much as possible... nothing makes me sadder than watching hard earned money virtually being flushed down the toilet. I want to be debt free sooner rather than later and I will also be closing down a few select revolving charge cards here shortly (not my oldest cards, so I will keep my positive payment history!) This monthly payment is well within my means, as I pay hundreds every month, and try to pay off all balances when I can. My FICO went from a 641 last year to a 712 right now. I'd say I'm making progress! Thank you for your question! It was a good one.

Member Payment Dependent Notes Series 704135

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704135	$2,400	$2,400	11.11%	1.00%	March 22, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704135. Member loan 704135 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Cathexis Oil and Gas	Debt-to-income ratio:	14.38%
Length of employment:	< 1 year	Location:	DEER PARK, TX

Home town:
Current & past employers:	Cathexis Oil and Gas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > Attorney fees

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,775.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 704148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704148	$6,000	$6,000	7.66%	1.00%	March 22, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704148. Member loan 704148 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,375 / month
Current employer:	IBM	Debt-to-income ratio:	10.66%
Length of employment:	10+ years	Location:	Kennesaw, GA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I am a good candidate for this loan because I have always paid my debts on time. I have a high credit score with zero late payments. I own a home and have cash reserves available in the case of an emergency. I have been employed by IBM for 10 years with a stable and bright future. The main purpose of this loan is so I can stop shoveling money into the mouths of the big banks, who don't seem to have my financial interests in mind.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,006.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704166	$6,000	$6,000	10.74%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704166. Member loan 704166 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	J.R. Clancy	Debt-to-income ratio:	21.80%
Length of employment:	3 years	Location:	Syracuse, NY

Home town:
Current & past employers:	J.R. Clancy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > Using all of the hotel/airline points I've racked up with my job, I'll be proposing to the girl of my dreams on April 6 in Hawaii!

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,798.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704390	$2,500	$2,500	16.02%	1.00%	March 18, 2011	March 30, 2016	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704390. Member loan 704390 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	New York Life	Debt-to-income ratio:	3.42%
Length of employment:	2 years	Location:	Newnan, GA

Home town:
Current & past employers:	New York Life
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > The car I plan to purchase is 1996 Lexus Ls 400, the purchase price is $3,900 and I'm an Insurance Agent for New York Life.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,515.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Describe the car you plan to purchase. What is the purchase price? What do you do for New York Life?	The total purchase price of the vehicle is $ 3,900.00, as for New york Life I am a Life Insurance Agent. www.leejacksonjr.nylagents.com

Member Payment Dependent Notes Series 704426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704426	$4,800	$4,800	14.17%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704426. Member loan 704426 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	P. K. Willis	Debt-to-income ratio:	7.13%
Length of employment:	5 years	Location:	Sacramento, CA

Home town:
Current & past employers:	P. K. Willis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$794.00	Public Records On File:	1
Revolving Line Utilization:	88.20%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Investigator, Welcome! I'm interested to help finance your loan. My THREE questions are: ONE: Why Public Record 89-months ago? If Bankruptcy Filing, what was final disposition? TWO: Does Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? OR Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your loans.) THREE: Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Time you realistically anticapte to service loan (remains active) before paid off: Full term: 3-yrs? OR short term (number y-e-a-r-s please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello Retired Marine! My husband was in the Army. He contracted M.S. with his Anthrax vaccine shots, and was put on permanent disability by his doctor. He owned a store. We were obliged to wait a year before he started receiving benefits, therefore we had to try to live on only one income (mine) which, at the time, was very small, and try to sell the shop, which was taken over by who we later discovered to be a swindler. Therefore, we had to file bk (2003) because the bills were high, and we were unable to keep up with them having lost the shop's income. Our bk was discharged, and the judge gave us only a $500 judgment against the swindler (didn't do much good; he vanished). No, the gross income I put in the application does not include my husband's; my average income is $72,000 (it was 82,000 last year but the economy is what it is), and my husband's yearly income is $14,400. So our gross income together is $86,400 average. As for the loan, if all goes well it will be paid off in a year; I am fully intentioned in paying it off before the 3 years, but I chose the 3 year plan because I wanted to be sure that no matter what happens, the payments would always be made on time. Please let me know if you have any other questions. Thank you, and have a great day! :)

Member Payment Dependent Notes Series 704624

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704624	$8,000	$8,000	6.92%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704624. Member loan 704624 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Macy's	Debt-to-income ratio:	6.18%
Length of employment:	4 years	Location:	Hoboken, NJ

Home town:
Current & past employers:	Macy's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,845.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704774	$6,000	$6,000	10.00%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704774. Member loan 704774 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Frito Lay	Debt-to-income ratio:	9.81%
Length of employment:	1 year	Location:	Beaumont , CA

Home town:
Current & past employers:	Frito Lay
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > I plan to consolidate credit card debt with this loan. I have always been a great employee, i am reliable and i keep and maintain a solid credit score and history. I make on average $4500-$5000 a month.My job is incredibly stable and I enjoy working for Frito Lay it is a great career.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	2
Revolving Credit Balance:	$5,673.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704853	$2,500	$2,500	7.29%	1.00%	March 22, 2011	April 1, 2016	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704853. Member loan 704853 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,656 / month
Current employer:	The Markets llc.	Debt-to-income ratio:	7.41%
Length of employment:	10+ years	Location:	Lynden, WA

Home town:
Current & past employers:	The Markets llc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,048.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 704955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704955	$4,000	$4,000	14.54%	1.00%	March 21, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704955. Member loan 704955 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,400 / month
Current employer:	Grub & Ellis Management Services	Debt-to-income ratio:	19.00%
Length of employment:	2 years	Location:	Tacoma, WA

Home town:
Current & past employers:	Grub & Ellis Management Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	44
Revolving Credit Balance:	$1,841.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Credit One Credit Card -Bank One Balance $656.09 Payment $40.00 Captial One Credit Card-Capital One Bank Balance $434.03 Payment $35.00 Orchard Credit Card-HSBC Bank Balance $825.41 Payment $42.00 Suttel and Associates Balance $4500.00 Payment $215.00 This one has wage garnishment that has not been applied since last year to date. Total amount is $2103.56 to be applied to the balance owed. Once wage payment is applied my total will be about $2396.44 will be my rough balance owed.

Member Payment Dependent Notes Series 704959

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704959	$11,500	$11,500	10.74%	1.00%	March 22, 2011	March 30, 2014	March 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704959. Member loan 704959 was requested on March 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Insider Guides	Debt-to-income ratio:	14.98%
Length of employment:	3 years	Location:	Emmaus, PA

Home town:
Current & past employers:	Insider Guides
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/21/11 > Hello, I'm looking to consolidate my credit card debt into a more reasonable, lower interest monthly payment. I have solid credit, never miss a payment, have reliable income and live within my means. Thank you for your interest.

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,871.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Consolidating: $880.01 @27.99% $1006.20 @22.80% $2480.78 @19.90% $6490.41 @16.24% Not Consolidating: $6292.32 @14.24% $2897.30 @14.90% As for the stopping of accruing debt, some of my family members went through some financial issues between 2008 and 2010, which was the main culprit in my debt accrual. They have since landed on their feet and I have stopped providing them monetary assistance. If you look at my credit history prior to 2008, I had little credit card debt prior to then. I have substantial income and live within my means (no car payment, low rent payment) to have this paid off within the 36 month window.

Member Payment Dependent Notes Series 705362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705362	$6,000	$6,000	12.68%	1.00%	March 21, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705362. Member loan 705362 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Tomblin, Farmer & Morris, PLLC	Debt-to-income ratio:	22.58%
Length of employment:	2 years	Location:	Rutherfordton, NC

Home town:
Current & past employers:	Tomblin, Farmer & Morris, PLLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > Stupidly lived on credit cards during college and law school. Learned my lesson. Trying to dig out of that. Stable employment. Trying to right my financial ship here.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,329.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	It would take a little bit of time to give line-item detail on the first part of your question. I have about $20k in unsecured credit card debt, with a weighted interest rate of about 22%. I'm trying to consolidate a couple particularly onerous ones totaling about $5500 with interest rates 27-34%. As to what's changed, I'm not in school anymore living off credit cards. Have a stable income of about 50k/year plus a small side business generating some additional income

Member Payment Dependent Notes Series 705448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705448	$1,000	$1,000	9.63%	1.00%	March 21, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705448. Member loan 705448 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,348 / month
Current employer:	Military	Debt-to-income ratio:	23.51%
Length of employment:	3 years	Location:	NLR, AR

Home town:
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/17/11 > I PLAN TO REPAY THE LOAN WITHIN A MONTH WITH MY TAX REFUND.

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$516.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705879	$3,600	$3,600	10.00%	1.00%	March 21, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705879. Member loan 705879 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	outback steakhouse	Debt-to-income ratio:	3.89%
Length of employment:	4 years	Location:	westbury, NY

Home town:
Current & past employers:	outback steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,870.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 705954

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705954	$2,100	$2,100	9.63%	1.00%	March 22, 2011	March 31, 2014	March 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705954. Member loan 705954 was requested on March 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	bnsf railway	Debt-to-income ratio:	20.82%
Length of employment:	7 years	Location:	temple, TX

Home town:
Current & past employers:	bnsf railway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,448.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 705962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
705962	$3,000	$3,000	13.43%	1.00%	March 22, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 705962. Member loan 705962 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,750 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	8.40%
Length of employment:	5 years	Location:	Yuma, AZ

Home town:
Current & past employers:	CVS Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,428.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 706114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706114	$8,000	$8,000	9.63%	1.00%	March 22, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706114. Member loan 706114 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,156 / month
Current employer:	Affiliated Engineers, Inc.	Debt-to-income ratio:	12.64%
Length of employment:	4 years	Location:	Madison, WI

Home town:
Current & past employers:	Affiliated Engineers, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > I have no problems affording my monthly credit card payments and the payments for this loan are almost $100 cheaper. I've never had late payments or missed payments on my accounts. Borrower added on 03/18/11 > I've had a stable job at an engineering firm for almost 5 years. Borrower added on 03/18/11 > I want to use this loan to pay down my credit cards quicker. I've paid off a few thousand already, but it's too slow and nearly impossible to get ahead with the rates the credit card companies are charging me.

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,426.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Debts to consolidate: $4,908.85 Discover Card 18.99% $1,898.97 Chase Bank 9.24% $1,370.78 Capital One Credit 14.90% Debts not consolidating: $4,939.86 Personal Loan 10.15% $5,004.34 Student Loan (US Dept. of Education) 4.50% I've stabilized my financial situation enough now to focus on eliminating debt, not building it any further.

Member Payment Dependent Notes Series 706247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706247	$3,000	$3,000	12.68%	1.00%	March 22, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706247. Member loan 706247 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	VisionWorks	Debt-to-income ratio:	18.69%
Length of employment:	2 years	Location:	DACULA, GA

Home town:
Current & past employers:	VisionWorks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	53
Revolving Credit Balance:	$8,291.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 706460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706460	$3,000	$3,000	10.37%	1.00%	March 22, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706460. Member loan 706460 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Duke Energy	Debt-to-income ratio:	15.35%
Length of employment:	10+ years	Location:	Amelia, OH

Home town:
Current & past employers:	Duke Energy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	37
Revolving Credit Balance:	$13,876.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 706748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706748	$2,400	$2,400	10.74%	1.00%	March 22, 2011	April 1, 2014	April 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706748. Member loan 706748 was requested on March 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	LDS Church	Debt-to-income ratio:	21.30%
Length of employment:	10+ years	Location:	Americna Fork, UT

Home town:
Current & past employers:	LDS Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/18/11 > Citiibank payoff higher interest credit card - they changed terms without cause or notice Borrower added on 03/18/11 > Citibank account changed terms without cause

A credit bureau reported the following information about this borrower member on March 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	40
Revolving Credit Balance:	$22,299.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 706882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
706882	$2,525	$2,525	10.37%	1.00%	March 22, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 706882. Member loan 706882 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,080 / month
Current employer:	Discovery Preschool and Childcare	Debt-to-income ratio:	5.93%
Length of employment:	2 years	Location:	Missoula, MT

Home town:
Current & past employers:	Discovery Preschool and Childcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$900.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 707398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707398	$3,000	$3,000	12.68%	1.00%	March 22, 2011	April 2, 2014	April 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707398. Member loan 707398 was requested on March 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Missirian Orthopaedic Medical Group	Debt-to-income ratio:	3.05%
Length of employment:	2 years	Location:	Pomona, CA

Home town:
Current & past employers:	Missirian Orthopaedic Medical Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/19/11 > Credit Card Debt relief

A credit bureau reported the following information about this borrower member on March 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,117.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Yes of course. Basically to sum it up it is 2 department credit cards and an american express card. Putting me in the range of 2700 debt. I have paid off all my other credit cards and can easily afford to pay these off as well however i am looking for a quicker solution to help my credit. My interest rates are around the 24% and well the american express needs to be paid fully at the end of the month. I hope this was able to answer all of your questions. If it has not please feel free to contact me again at any time. Thank you in advnace for your time and help. Ulysses
I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	As simple as it sounds the avoid accruing new debt I simply wouldnt spend about the appropriate limit. In all honesty I went through the younger generation phase of spending money on credit cards. I have paid off 4 other credit cards and as mentioned before I can easily pay off my current outstanding credit cards in time however I would much rather not let that higher interest rate get the best of me. So to answer you question again to avoid new debt its a simple task of better money management which I have been doing. Thank you again for your time. Ulysses
Hi there, Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, gas or public transports, entertainment, monthly credit card payment, and other loan monthly payment. Thx!	Good Morning, to answer your question I am on salary at 4k a month and and commision ranging from 800+. As far as major expenses go basically rent and all utilities inculding cell phone put me in the range around 2k a month. I don't have a car payment and the only other major expense i would have is an occasional flight back and forth from California to AZ for work. But its situational either twice a month or none at all.

Prospectus Supplement (Sales Report) No. 11 dated March 22, 2011